UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WORTHINGTON INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Fellow Shareholders:

On behalf of the Board of Directors and employees of Worthington Industries, Inc. (“we”, “our” and “us”), I cordially invite you to participate via live webcast in our 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, September 27, 2023, beginning at 3:00 p.m., Eastern Daylight Time. The Annual Meeting will be a virtual meeting of shareholders which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR2023. You will not be able to attend the Annual Meeting in person.

Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, which you are urged to read carefully. If you are a registered shareholder participating in the Annual Meeting via the live webcast at www.virtualshareholdermeeting.com/WOR2023, you may revoke your proxy and vote during the Annual Meeting, even if you have previously submitted a proxy.

We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain shareholders on the Internet. On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to shareholders of record at the close of business on August 1, 2023. At the same time, we provided those shareholders with access to our online proxy materials and filed our proxy materials with the SEC. We believe furnishing proxy materials to our shareholders on the Internet will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. If you have received the Notice of Availability, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such proxy materials contained in the Notice of Availability.

It is important that your common shares be represented at the Annual Meeting whether or not you are personally able to participate via the live webcast. Accordingly, after reading the accompanying proxy materials, please promptly submit your proxy by telephone, Internet, mobile device or mail as described in the Proxy Statement or the Notice of Availability.

Your continuing interest in our company is greatly appreciated.

Sincerely,

John P. McConnell

Executive Chairman

August 15, 2023

Notice of Annual Meeting of Shareholders to be Held September 27, 2023

Notice is hereby given that the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Worthington Industries, Inc. (“we”, “our” and “us”) will be held at 3:00 p.m., Eastern Daylight Time, on Wednesday, September 27, 2023. The Annual Meeting will be held virtually, meaning that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/WOR2023. You will not be able to attend the Annual Meeting in person.

The Annual Meeting is being held to:

(1)
Elect three directors, each to serve for a term of three years to expire at our 2026 annual meeting of shareholders;
(2)
Approve, on an advisory basis, a resolution to approve the compensation of our named executive officers;
(3)
Select, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
(4)
Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2024; and
(5)
Transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on the record date, August 1, 2023, are entitled to notice of, and to vote at, the Annual Meeting.

We began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) on or about August 15, 2023 to shareholders of record at the close of business on August 1, 2023. The Notice of Availability contains instructions on how to access on the Internet our letter to shareholders, this Notice of Annual Meeting of Shareholders, our 2023 Proxy Statement, our 2023 Annual Report and the form of proxy, as well as instructions on how to request a paper copy of the proxy materials.

By Order of the Board of Directors,

Patrick J. Kennedy
Secretary

Columbus, Ohio	August 15, 2023

Before you vote, access the proxy materials in one of the following ways prior to the Annual Meeting:

To view ONLINE: Have available the information printed in the box found directly after “Control #” provided in your Notice of Availability and visit www.proxyvote.com 24 hours a day, seven days a week, prior to the voting deadline at 11:59 p.m., Eastern Daylight Time, on September 26, 2023.

To view USING YOUR MOBILE DEVICE: Scan the QR barcode found on your proxy card or Notice of Availability.

To receive a PAPER or E-MAIL copy:

You must request a paper or e-mail copy of the proxy materials. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

By Internet: www.proxyvote.com	By Telephone: 1-800-579-1639	By E-Mail*: sendmaterial@proxyvote.com

*If you request proxy materials by e-mail, please send a blank e-mail including in the subject line the information that is printed in the box found directly after “Control #” provided in your Notice of Availability. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 13, 2023 to facilitate timely delivery of the proxy materials.

WORTHINGTON INDUSTRIES, INC.

200 West Old Wilson Bridge Road

Columbus, Ohio 43085

(614) 438-3210

www.worthingtonindustries.com

2023 PROXY STATEMENT

Dated: August 15, 2023

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held On September 27, 2023

Table of Contents

	Page		Page

Proxy Statement Summary	1	Compensation of Directors	70

General Information	7	Equity Compensation Plan Information	73

Security Ownership of Certain Beneficial Owners and Management	11	Proposal 2: Advisory Vote to Approve the Compensation of the NEOs	75

Corporate Governance	14	Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	77

Transactions With Certain Related Persons	24	Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm	78

Proposal 1: Election of Directors	27	Audit Committee Matters	79

Executive Compensation	33	Miscellaneous Items	82

Compensation Discussion and Analysis	33	Householding of Annual Meeting Materials	82

Compensation Committee Report	48	Shareholder Proposals for 2024 Annual Meeting	82

Fiscal 2023 Summary Compensation Table	49	Future Electronic Access to Proxy Materials and Annual Report	83

Grants of Plan-Based Awards	51	Annual Report on Form 10-K	83

Outstanding Equity Awards at Fiscal 2023 Year-End	53	References	83

Option Exercises and Stock Vested	56	Other Business	83

Non-Qualified Deferred Compensation	57	Appendix I-1 – Companies in Comparator Group	I-1
Annual Cash Incentive Bonus Awards Granted to NEOs for Fiscal 2024	59

Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2024	60

Potential Payments Upon Change in Control	61

CEO Pay Ratio	64

Pay Versus Performance	65

Proxy Statement Summary

This summary highlights information about Worthington Industries, Inc., an Ohio corporation, and, where appropriate, its subsidiaries (“we”, our”, “us” or the “Company”) and certain information contained elsewhere in this 2023 Proxy Statement (this “Proxy Statement”) for our annual meeting of shareholders to be held on Wednesday, September 27, 2023, beginning at 3:00 p.m., Eastern Daylight Time (the “Annual Meeting”). This summary does not contain all of the information that you should consider in voting the common shares, no par value, of the Company (the “common shares”) that you hold, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding our performance for the fiscal year ended May 31, 2023 (“Fiscal 2023”), please review our Annual Report on Form 10-K for Fiscal 2023 (the “2023 Form 10-K”) filed with the United States (“U.S.”) Securities and Exchange Commission (the “SEC”) on July 31, 2023. Other than the common shares, we do not have any outstanding voting securities.

Virtual Meeting: The Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast, by visiting www.virtualshareholdermeeting.com/WOR2023. You will not be able to attend the Annual Meeting in person.

How to Cast Your Vote:

Even if you plan to participate in the Annual Meeting via the live webcast, please vote as soon as possible and in any event prior to 11:59 p.m., Eastern Daylight Time, on September 26, 2023. You can vote in one of the following ways prior to the date of the Annual Meeting:

Internet	Telephone	Mail	Mobile Device

Go to www.proxyvote.com: You can use the Internet 24 hours a day to transmit your voting instructions. Have your proxy card or Notice of
Internet Availability of Proxy Materials in hand when you access the website and follow the instructions.

Call 1-800-690-6903: You can use any touch-tone telephone. Have your proxy card or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

If you received a printed copy

of the proxy materials, you

may submit your vote by completing, signing and dating

your proxy card and returning it in the prepaid envelope to
Vote Processing, c/o Broadridge,
51 Mercedes Way,
Edgewood, New York 11717.

You can view the proxy materials and vote by scanning the QR barcode on your proxy card or Notice of Internet Availability of Proxy Materials.

Voting Matters and Board Recommendations

Our Board of Directors (the “Board”) recommends that shareholders entitled to vote at the Annual Meeting vote as follows:

Management Proposals		Board Vote Recommendation	Page Reference (for more detail)
Proposal 1:	Elect three directors, each to serve for a term of three years to expire at our 2026 annual meeting of shareholders	FOR each nominee of the Board	27
Proposal 2:	Approve, on an advisory basis, a resolution to approve the compensation of the named executive officers listed in the “Fiscal 2023 Summary Compensation Table” included in this Proxy Statement (the “NEOs”)	FOR	75
Proposal 3:	Select, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers	ONE YEAR	77
Proposal 4:	Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2024 (“Fiscal 2024”)	FOR	78

1 Worthington | 2023 Proxy Statement • Proxy Statement Summary

Director Nominees and Continuing Directors

The following table provides summary information about the three director nominees and the eight continuing directors. Additional information about each individual’s experience, qualifications, attributes and skills can be found in the “Proposal 1: Election of Directors” section in this Proxy Statement.

Name	Age	Director Since	Occupation	Board Committees
Nominees Standing for Re-Election to the Board at the 2023 Annual Meeting of Shareholders*
Michael J. Endres	75	1999	Senior Advisor, Stonehenge Partners, Inc.	Executive; Compensation
Ozey K. Horton, Jr.	73	2011	Independent Advisor and Director Emeritus, McKinsey & Company	Compensation; Nominating and Governance
Carl A. Nelson, Jr.	78	2004	Independent Business Consultant	Executive; Audit**
Directors Whose Terms Continue Until the 2024 Annual Meeting of Shareholders
John B. Blystone	70	1997	Retired Chairman of the Board, President and Chief Executive Officer, SPX Corporation	Lead Independent Director; Executive; Compensation**
Mark C. Davis	63	2011	Private Investor and Chief Executive Officer, Lank Acquisition Corp.	Audit
John H. McConnell II	38	2023	Vice President, Global Business Development, Sustainable Energy Solutions Segment, Worthington Industries, Inc.	No Committees
Sidney A. Ribeau	76	2000	Professor of Communications and Former President, Howard University	Nominating and Governance

Directors Whose Terms Continue Until the 2025 Annual Meeting of Shareholders
Kerrii B. Anderson	66	2010	Private Investor and Board Advisor; Former Chief Executive Officer and Chief Financial Officer, Wendy’s International, Inc.	Audit; Compensation
David P. Blom	69	2019	Former President and Chief Executive Officer, OhioHealth Corporation	Nominating and Governance
John P. McConnell	69	1990	Executive Chairman, Worthington Industries, Inc.	Executive**
Mary Schiavo	67	1998	Attorney, Motley Rice LLC	Audit; Nominating and Governance

* Peter Karmanos, Jr. will retire effective at the adjournment of the Annual Meeting and is not running for re-election. Contemporaneous with Mr. Karmanos’ retirement becoming effective, the Board will reduce the number of directors from 12 to 11 pursuant to the Company’s Code of Regulations.

** Denotes Committee Chair

2 Worthington | 2023 Proxy Statement • Proxy Statement Summary

Commitment to Shareholders / Governance

We have long operated under a strong corporate philosophy rooted in the Golden Rule with earning money for our shareholders and increasing the value of their investment as our first corporate goal. Consistent with this philosophy and our culture, we are committed to high ethical standards and sound corporate governance practices.

Strong Corporate Culture	•	Culture based on long-standing corporate philosophy rooted in the Golden Rule
	•	First corporate goal is to earn money for our shareholders and increase the value of their investment
	•	Comprehensive Corporate Governance Guidelines and Code of Conduct
Returns to Shareholders	•	Dividends have been paid every quarter since going public in 1968
	•	Stock buy-back program
Board Independence	•	10 out of 12 directors are independent
	•	Audit, Compensation, and Nominating and Governance Committees are comprised exclusively of directors who are independent under NYSE corporate governance standards and applicable SEC rules
Lead Independent Director	•	John Blystone serves as Lead Independent Director
	•	Mr. Blystone serves as liaison between management and the non-employee directors, presides over executive sessions of non-employee directors and can call meetings of non-employee directors
Executive Sessions	•	The non-employee directors regularly meet in private, executive sessions without management
	•	The Lead Independent Director presides at these executive sessions
Board Oversight of Risk Management	•	The Board monitors our systematic approach to identifying and assessing enterprise risks faced by us and our segments
•

The Audit Committee reviews our overall enterprise risk management program (including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters) as well as our financial, reporting and compliance risk exposures, and the delegation of risk oversight responsibilities to other Board committees

	•	The Compensation Committee oversees compensation risk management
	•	The Nominating and Governance Committee manages risks associated with corporate governance, Board composition and the performance of the Board, its committees and the directors
Board Oversight of Corporate Social Responsibility	•	Committed to living our Philosophy, which includes being a good corporate citizen and environmental steward
	•	The Nominating and Governance Committee oversees our corporate social responsibility policies, practices and reporting
Executive Compensation	•	Strong pay-for-performance philosophy
	•	Executive compensation is more highly leveraged than market median – base salaries are generally below market median and a higher percentage of pay is tied to at-risk incentive compensation
	•	Goals and targets for annual and long-term incentive plans are annually reviewed and set by the Compensation Committee
	•	The Compensation Committee is advised by an independent compensation consultant
	•	Annual “say-on-pay” advisory vote
	•	Limited perquisites and benefits
	•	No defined benefit pension or SERP benefits
	•	Change in control equity vesting requires “double trigger” requiring termination of employment
	•	No employment contracts or change in control arrangements for executive officers outside shareholder-approved incentive plans
	•	Have never repriced or offered cash buy-outs of underwater stock options as plan provisions prohibit repricing without shareholder consent
Stock Ownership Requirements	•	Non-employee directors to hold common shares valued at five times annual cash retainer
	•	Each of the Executive Chairman and Chief Executive Officer ("CEO") to hold common shares valued at five times annual base salary
	•	Executive officers to hold common shares valued at a multiple of base salary, depending on position
	•	No speculative trading or hedging permitted by our directors, officers or other key employees

3 Worthington | 2023 Proxy Statement • Proxy Statement Summary

Fiscal 2023 Business Performance and Executive Compensation Program Highlights

We achieved near record performance in Fiscal 2023 despite a challenging operating environment that included significant steel price volatility, higher input costs and inflationary cost pressures. Management has continued to do an outstanding job addressing the challenges faced in the current economic environment, and has shown great discipline in executing our strategies. During Fiscal 2023, we also continued to take action to better position ourselves for the future. Management remained focused on improving our businesses by investing in new product development and production capacity, and improving efficiencies, all with the aid of transformation and innovation efforts. In addition, in Fiscal 2023, we announced and commenced execution of a plan to separate our Steel Processing business and create two standalone public companies by early calendar 2024 – one comprised of our Building Products, Consumer Products and Sustainable Energy Solutions segments, and the other comprised of our Steel Processing segment.

Consistent with our compensation philosophy, annual incentive compensation earned by our senior executives continued to move in the direction of our results. Although we had a strong performance in Fiscal 2023, annual cash incentive bonuses for our senior executives were down compared to prior years, with Corporate (i.e., our aggregate performance as opposed to segment performance) paying out at 100% of target, following a payout of 200% of target for Fiscal 2022, while segment-based payouts ranged from 84% to 95% of target in Fiscal 2023 and 100% to 200% of target in Fiscal 2022.

The solid results also had a positive impact on long-term performance awards for the three-fiscal-year period ended with Fiscal 2023. These awards paid out at 200% of target for Corporate, 200% of target for Steel Processing, and 156% of target for legacy Pressure Cylinders. This followed the three-fiscal-year period ended with Fiscal 2022, which had had similar payouts due to our strong performances in Fiscal 2022 and Fiscal 2021.

Our financial position remains strong, as we have generated a considerable amount of cash from operations in recent years. As a result, we were recently able to use cash on hand to redeem approximately $250 million of long-term senior notes due 2026. Our capital structure is also in a sound position. We have in place $200 million of long-term senior notes due 2032, and $150 million of senior notes due 2024. We also have a $500 million revolving credit facility maturing in August 2026 which had a total of $500 million of available borrowing capacity as of July 31, 2023.

We have also been able to reward our shareholders by steadily increasing our quarterly cash dividend over the past five fiscal years, from $0.23 during Fiscal 2019 to $0.32 for the first quarter of Fiscal 2024.

4 Worthington | 2023 Proxy Statement • Proxy Statement Summary

Earned Incentive Compensation Levels

The following table shows the percentage of target levels achieved for awards under the annual cash incentive bonus program for the last three fiscal years.

Fiscal Year	Performance	Payouts as Percentage of Target
		Corporate	Steel Processing		Legacy Pressure Cylinders (1)
2021	Strong year despite COVID-19 related challenges	185%	183%		166%
2022	Very strong year despite COVID-19 and other challenges	Corporate	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions
		200%	200%	168%	189%	100%
2023	Near record annual earnings, but weaker year-over-year results	Corporate	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions
		100%	95%	84%	87%	90%

The following table shows the percentage of target levels achieved for awards under the long-term incentive program for the performance periods ended during the last three fiscal years.

Performance Period (Fiscal Years)	Performance	Corporate	Steel Processing	Legacy Pressure Cylinders (1)
2019-2021	Strong results in Fiscal 2021 lifted results for the entire period	200%	173%	144%
2020-2022	Strong results in Fiscal 2021 and Fiscal 2022 lifted results for the entire period	200%	191%	200%
2021-2023	Strong results in Fiscal 2021 and Fiscal 2022 lifted results for the entire period	200%	200%	156%

____________________________

(1)
Effective June 1, 2021, the beginning of Fiscal 2022, we separated our legacy Pressure Cylinders segment into three new segments, Consumer Products, Building Products and Sustainable Energy Solutions.

5 Worthington | 2023 Proxy Statement • Proxy Statement Summary

Overview of Executive Compensation Program

	SHORT-TERM CASH		LONG-TERM INCENTIVE
PAY ELEMENT	BASE SALARY	ANNUAL INCENTIVE BONUS	CASH PERFORMANCE	PERFORMANCE SHARES	RESTRICTED COMMON SHARES	STOCK OPTIONS
WHO RECEIVES	NEOs and other senior executives
AT RISK	✘
FORM OF PAYMENT	Cash			Equity
TYPE OF PERFORMANCE	Short-term emphasis		Long-term emphasis
PERFORMANCE PERIOD / VESTING PERIOD	Ongoing	1 year	— 3-year performance period		3-year cliff vesting	3-year incremental vesting (one-third a year)
HOW PAY-OUT DETERMINED	Set or approved by Compensation Committee	Compensation Committee sets targets based on metrics (below) and potential awards. Performance determines amount earned			Compensation Committee determines size of award. Value depends on price of common shares on exercise / vesting date
MOST RECENT PERFORMANCE METRICS*	N/A	EVA (SEG or Corp.) EOI/EBIT (SEG) Adj. EPS (Corp.)	EVA (Corp.) EOI/EBIT (SEG) Adj. EPS (Corp.)		Stock Price	Stock Price Appreciation
VALUE OF AWARD EARNED	N/A	Formulaic — Performance vs. Targets		Formulaic — Performance vs. Targets / Market Price of Common Shares	Market Price x Common Shares	(Market Price — Exercise Price) x Common Shares

* "EVA" means economic value added. "SEG" means a segment. "EBIT" means earnings before interest and taxes. "EOI" means adjusted segment earnings. "Adj. EPS" or "Adjusted EPS" means adjusted earnings per diluted common share attributable to controlling interest.

6 Worthington | 2023 Proxy Statement • Proxy Statement Summary

PROXY STATEMENT

FOR THE

WORTHINGTON INDUSTRIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 27, 2023

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board for use at the 2023 Annual Meeting. The Annual Meeting will be a virtual meeting, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting only via live webcast by visiting www.virtualshareholdermeeting.com/WOR2023. On or about August 15, 2023, we began mailing to our shareholders of record at the close of business on August 1, 2023 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to access the Notice of Annual Meeting of Shareholders, this Proxy Statement, the form of proxy (often referred to as a “proxy card”) and our 2023 Annual Report.

Purpose of the Annual Meeting

At the Annual Meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders included with this Proxy Statement. Specifically, the shareholders will be asked to: (1) elect three directors to the Board for three-year terms to expire at our 2026 annual meeting of shareholders; (2) approve, on an advisory basis, a resolution to approve the compensation of the NEOs; (3) select, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers; and (4) ratify the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for Fiscal 2024.

Board’s Recommendations

Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions contained therein. If no instructions are given (except in the case of broker non-votes), the persons named as proxy holders will vote the common shares in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

•
“FOR” the election of the Board’s nominated slate of three directors (see “Proposal 1: Election of Directors”);
•
“FOR” the approval, on an advisory basis, of the resolution to approve the compensation of the NEOs (see “Proposal 2: Advisory Vote to Approve the Compensation of the NEOs”);
•
On an advisory basis, to conduct future advisory votes on the compensation of our named executive officers every “ONE YEAR” (see “Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation”); and
•
“FOR” the ratification of the selection of KPMG as our independent registered public accounting firm for Fiscal 2024 (see “Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm”).

Shareholder Voting Rights

Only shareholders of record at the close of business on the Record Date or such shareholders’ proxies are entitled to receive notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were 49,971,347 common shares outstanding and entitled to vote. Each shareholder is entitled to one vote on each matter voted upon at the Annual Meeting for each common share held. Shareholders do not have cumulative voting rights in the election of directors. All voting at the Annual Meeting will be governed by our Amended Articles of Incorporation, our Code of Regulations and the General Corporation Law of the State of Ohio.

7 Worthington | 2023 Proxy Statement • General Information

Registered Shareholders and Beneficial Owners

If the common shares are registered in your name directly with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered, with respect to those common shares, a holder of record (which we also refer to as a “registered shareholder”). If you hold the common shares in a brokerage account or through a bank or other holder of record, you are considered the beneficial owner of the common shares, which is often referred to as holding the common shares in “street name”.

Voting of Common Shares Held in “Street Name”

A “broker non-vote” occurs when a beneficial owner holds the common shares in “street name” through a broker, bank or other holder of record who is considered the registered shareholder with respect to those common shares, and the beneficial owner does not provide the broker, bank or other holder of record with instructions within the required timeframe before the Annual Meeting as to how to vote the common shares on “non-routine” matters. Under the applicable sections of the New York Stock Exchange (the “NYSE”) Listed Company Manual (the “NYSE Rules”), your broker, bank or other holder of record cannot vote your common shares on non-routine matters unless it receives instructions from you as to how to vote.

Proposal 1 (Election of Directors), Proposal 2 (Advisory Vote to Approve the Compensation of the NEOs) and Proposal 3 (Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation) are considered “non-routine” matters where your broker, bank or other holder of record can vote your common shares only if it receives instructions from you. Proposal 4 (Ratification of the Selection of Independent Registered Public Accounting Firm) is considered a “routine” matter.

Your broker, bank or other holder of record will send you directions on how to instruct it to vote the common shares you hold beneficially.

Attendance and Participation at the Annual Meeting

We will host the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/WOR2023. You will not be able to attend the Annual Meeting in person.

Only shareholders of record at the close of business on the Record Date may participate in and vote at the Annual Meeting. Any shareholder may listen to the Annual Meeting. The webcast will start at 3:00 p.m., Eastern Daylight Time, on September 27, 2023.

Instructions on how to connect to and participate in the Annual Meeting, including how to demonstrate proof of ownership of the common shares, are posted at www.virtualshareholdermeeting.com/WOR2023. If you do not have your 16-digit control number that is printed in the box found directly after “Control #” provided on your Notice of Availability or your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.

How to Vote and Voting Deadlines

If you are a registered shareholder, there are several ways for you to vote your common shares:

•
Vote by Internet.

Before the Date of the Annual Meeting: Go to www.proxyvote.com, or, using a mobile device, scan the QR barcode on your proxy card or Notice of Availability.

You can use the Internet 24 hours a day, seven days a week, to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 26, 2023. Have your proxy card or Notice of Availability in hand when you access the website or scan the QR barcode and follow the instructions to obtain your records and create an electronic voting instruction form.

8 Worthington | 2023 Proxy Statement • General Information

During the Annual Meeting: Go to www.virtualshareholdermeeting.com/WOR2023.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is shown in the box found directly after “Control #” provided on your proxy card or Notice of Availability available and follow the instructions.

•
Vote By Telephone: Call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 26, 2023. Have your proxy card or Notice of Availability in hand when you call and follow the instructions.
•
By Mail: If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received by Broadridge no later than September 26, 2023 to be voted at the Annual Meeting.

If you vote via the Internet (including by using a mobile device to scan the QR barcode on your proxy card or Notice of Availability and following the prompts) or by telephone, your electronic vote authorizes the named proxy holders in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.

If you are a beneficial owner of the common shares, you should have received a notice that directs you to the website where you can access our proxy materials as well as voting instructions from the broker, bank or other nominee holding the common shares. You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or nominee on how to vote your common shares. Please note that the voting instructions provided by your broker, bank or nominee will have a voting deadline that is earlier than those listed above. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. Common shares held beneficially may not be voted by the beneficial owner during our Annual Meeting.

How to Revoke or Change Your Vote after Submitting Your Proxy

If you are a registered shareholder, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

•
signing and returning a new proxy card with a later date – only your latest completed, signed and dated proxy card received by September 26, 2023, will be counted;
•
submitting a later-dated vote by telephone or via the Internet (including by using a mobile device to scan the QR barcode on your proxy card or Notice of Availability and following the prompts) – only your latest telephone or Internet voting instructions received by 11:59 p.m., Eastern Daylight Time, on September 26, 2023, will be counted;
•
participating in the Annual Meeting live via the Internet and voting during the Annual Meeting; or
•
delivering a written revocation to our Secretary at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085, that is received no later than 5:00 p.m., Eastern Daylight Time, on September 26, 2023.

If you are a beneficial owner of the common shares, you must contact the broker, bank or other nominee holding your common shares and follow the instructions of the broker, bank or other nominee for revoking or changing your vote.

9 Worthington | 2023 Proxy Statement • General Information

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we are permitted to furnish our proxy materials, including the letter to shareholders, Notice of Annual Meeting of Shareholders, this Proxy Statement, our 2023 Annual Report and the form of proxy, by providing access to such documents on the Internet. Generally, shareholders will not receive printed copies of the proxy materials unless they request them.

A Notice of Availability that provides instructions for accessing our proxy materials on the Internet has been mailed directly to registered shareholders. The Notice of Availability also provides instructions regarding how registered shareholders may vote their common shares on the Internet. Registered shareholders who prefer to receive a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Availability for requesting such proxy materials.

The Notice of Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Availability and returning it. The Notice of Availability provides instructions on how to cast your vote.

A notice that directs beneficial owners of the common shares to the website where they can access our proxy materials should be forwarded to each beneficial owner by the broker, bank or other holder of record who is considered the registered shareholder with respect to the common shares of the beneficial owner. Such broker, bank or other holder of record should also provide each beneficial owner of the common shares with instructions on how the beneficial owner may request a paper or e-mail copy of our proxy materials. Beneficial owners have the right to direct their broker, bank or other holder of record on how to vote their common shares by following the voting instructions they receive from their broker, bank or other holder of record.

To enroll in the electronic delivery service for future shareholder meetings, use your Notice of Availability (or proxy card, if you received a printed copy of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Quorum and Tabulation of Voting Results

Tabulation of the votes cast at the Annual Meeting will be performed by Broadridge and such tabulation will be inspected by the inspector of election appointed by the Board for the Annual Meeting. The presence, in person or by proxy, of the holders of one-third of the outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum, permitting us to conduct business at the Annual Meeting. If you are a registered shareholder and submit a proxy, your common shares will be counted to determine whether we have a quorum even if you abstain or fail to provide voting instructions on any of the proposals described in this Proxy Statement and listed on the form of proxy. If your common shares are held in the name of your broker, bank or other nominee, and you do not instruct your broker, bank or other nominee how to vote your common shares, those common shares will still be counted for purposes of determining the presence or absence of a quorum for the transaction of business if your broker, bank or other nominee submits a proxy.

Proxy Solicitation Costs

This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Availability (or, if applicable, paper copies of this Proxy Statement, the Notice of Annual Meeting of Shareholders, the proxy card and our 2023 Annual Report) to registered shareholders as of the close of business on the Record Date, the brokers, banks and other nominees holding the common shares for beneficial owners must provide a notice as to where such beneficial owners may access our proxy materials in order that such common shares may be voted. Solicitation may also be made by our directors, officers and other employees telephonically, electronically or by other means of communication. Our directors, officers and employees who assist with the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. In addition, we have retained Broadridge to aid in the solicitation of proxies with respect to common shares held by broker/dealers, financial institutions and other custodians, fiduciaries and nominees, for a fee of approximately $17,000, plus out-of-pocket expenses.

We will reimburse Broadridge, as well as brokers, banks or other holders of record, for their reasonable costs in sending proxy materials to the beneficial owners of the common shares entitled to vote at the Annual Meeting. We will bear the costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access or telephone usage fees which may be charged to shareholders.

10 Worthington | 2023 Proxy Statement • General Information

Security Ownership of Certain Beneficial Owners and Management

The following table furnishes as of the Record Date (unless otherwise noted below), with respect to each person known to us to be the beneficial owner of more than 5% of our outstanding common shares, the name and address of such owner and the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Shares (2)
John P. McConnell
200 West Old Wilson Bridge Road, Columbus, OH 43085	17,320,508	(3)	34.5%
BlackRock, Inc.
55 East 52nd Street, New York, NY 10055	3,871,715	(4)	7.7%
The Vanguard Group
100 Vanguard Blvd., Malvern, PA 19355	3,352,776	(5)	6.7%

(1)
Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares.
(2)
The “Percent of Outstanding Common Shares” is calculated by dividing (a) the aggregate amount of common shares beneficially owned by each reporting person, as reported by such person and disclosed in the table above by (b) the sum of (i) 49,971,347 common shares outstanding on the Record Date and (ii) the number of common shares, if any, as to which the named beneficial owner has the right to acquire beneficial ownership upon the exercise of stock options which are currently exercisable or which will first become exercisable within 60 days after the Record Date (collectively, “Currently Exercisable Options”).
(3)
Includes 12,415,982 common shares held of record by JMAC, Inc. (“JMAC”), a private investment company substantially owned, directly or indirectly, by Mr. McConnell and members of his family. The directors of JMAC have granted Mr. McConnell sole voting power and sole dispositive power with respect to these 12,415,982 common shares. JMAC has the right to receive the dividends from and the proceeds from the sale of, such 12,415,982 common shares. Includes 2,428,312 common shares held of record by an independent corporate trustee in trust for the benefit of Mr. McConnell and his sister. The independent corporate trustee has voting power and dispositive power over such common shares; however, the trustee’s investment decisions are subject to the prior approval or disapproval of Mr. McConnell and, accordingly, Mr. McConnell may be deemed to “share” dispositive power with the trustee. Mr. McConnell has the right to change the independent corporate trustee; however, any successor trustee appointed by Mr. McConnell must be an independent corporate trustee. Includes 8,173 common shares held by Mr. McConnell as custodian for the benefit of his son, who is a minor. Includes 7,343 common shares held by Mr. McConnell’s wife as custodian for the benefit of her son, who is a minor. Includes 123,000 common shares held by The McConnell Educational Foundation for the benefit of third parties, of which Mr. McConnell is one of three trustees and shares voting power and shares dispositive power. Mr. McConnell disclaims beneficial ownership of these 123,000 common shares. Includes 118,000 common shares held by The McConnell Family Trust of which Mr. McConnell is co-trustee and has sole voting power and sole dispositive power. Includes 255,875 common shares held by the Margaret R. McConnell Trust, f/b/o Margaret Kollis of which Mr. McConnell is trustee and has sole voting power and shared dispositive power. Includes 44,250 common shares held in the McConnell 2020 LAE Trust, an irrevocable trust for the benefit of the son of Mr. McConnell’s wife as to which she serves as the trustee. For purposes of Rule 13d-3 under the Exchange Act, Mr. McConnell may be deemed to hold shared voting power and shared dispositive power over such 44,250 common shares. Includes an aggregate of 398,000 common shares held in four separate irrevocable trusts (with each irrevocable trust holding 99,500 common shares), with each such irrevocable trust having the same independent individual trustee who is not related to Mr. McConnell. The independent individual trustee has voting and dispositive power over such 398,000 common shares; however, Mr. McConnell has the right to reacquire the assets of each trust by substituting property of an equivalent value. Accordingly, Mr. McConnell may be deemed to “share” dispositive power with the independent individual trustee. Includes 160,700 common shares subject to Currently Exercisable Options. See footnote (17) to the following table for more information on the restricted common shares. As of August 1, 2023, an aggregate of 9,629,846 common shares held by JMAC and by Mr. McConnell had been pledged as security to various financial institutions, in connection with both investment and personal loans.
(4)
Information is based on Amendment No. 13 to Schedule 13G, dated and filed with the SEC on February 10, 2023, by BlackRock, Inc. (together with its subsidiaries, “BlackRock”). BlackRock reported sole voting power as to 3,803,982 of the common shares and sole dispositive power as to 3,871,715 of the common shares reported to be beneficially owned by BlackRock at December 31, 2022. The beneficial ownership of BlackRock may have changed prior to our filing of this Proxy Statement.
(5)
Information is based on Amendment No. 7 to Schedule 13G, dated and filed with the SEC on February 9, 2023, by The Vanguard Group (together with its subsidiaries, “Vanguard”). Vanguard reported shared voting power as to 22,322 of the common shares, sole dispositive power as to 3,303,072 of the common shares and shared dispositive power as to 49,704 of the common shares reported to be beneficially owned by Vanguard at December 30, 2022. The beneficial ownership of Vanguard may have changed prior to our filing of this Proxy Statement.

11 Worthington | 2023 Proxy Statement • General Information

The following table furnishes the number and percentage of outstanding common shares beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by: (a) each of our current directors; (b) each of our director nominees; (c) each NEO; and (d) all of our current directors and executive officers as a group, in each case as of the Record Date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Outstanding Common Shares (2)	Theoretical Common Shares Credited to Bookkeeping Accounts in Our Deferred Compensation Plans (3)
Kerrii B. Anderson	72,693	(4) (5)	*	7,157
David P. Blom	17,200	(4)	*	0
John B. Blystone	158,825	(4)	*	0
Steven M. Caravati (6)	38,730	(7)	*
Mark C. Davis	37,560	(4)	*	0
Michael J. Endres	137,431	(4) (8)	*	84,193
Geoffrey G. Gilmore (6)	174,471	(9)	*	11,965
Joseph B. Hayek (6)	151,590	(10)	*	2,466
Ozey K. Horton, Jr.	39,069	(4)	*	0
Peter Karmanos, Jr.	80,740	(4) (11)	*	110,233
John H. McConnell II	30,913	(12)	*	13
John P. McConnell (6)	17,320,508	(13)	34.5%	0
Carl A. Nelson, Jr.	90,155	(4) (14)	*	0
Sidney A. Ribeau	61,205	(4)	*	18,664
B. Andrew Rose (6)	632,121	(15)	1.3%	0
Mary Schiavo	78,274	(4)	*	5,865
All Current Directors and Executive Officers as a Group (21 people)	19,371,144	(16) (17)	38.5%	246,585

* Denotes ownership of less than 1% of the outstanding common shares.

(1)
Except as otherwise indicated by footnote, each named beneficial owner has sole voting power and sole dispositive power over the listed common shares or shares voting power and/or dispositive power with his or her spouse.
(2)
The “Percent of Outstanding Common Shares” is calculated by dividing (a) the aggregate amount of common shares beneficially owned by each reporting person, as reported by such person and disclosed in the table above by (b) the sum of (i) 49,971,347 common shares outstanding on the Record Date, and (ii) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of Currently Exercisable Options.
(3)
This column lists the theoretical common shares credited to the bookkeeping accounts of the directors or executive officers participating in our deferred compensation plans. These theoretical common shares are not included in the beneficial ownership totals. While the participants have an economic interest in these theoretical common shares, these are not actual common shares which can be voted or disposed of. Each participant’s only right with respect to the theoretical common shares is to receive a distribution, at the time provided by the applicable plan, of common shares equal to the number of theoretical common shares credited to his or her bookkeeping account(s). For further information concerning the Employee Deferral Plans, please see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” in this Proxy Statement and for further information concerning the Director Deferral Plans, please see the discussion in the section captioned “Compensation of Directors — Director Deferral Plans” in this Proxy Statement.
(4)
Includes for each of Ms. Anderson, Mr. Blom, Mr. Davis, Mr. Endres, Mr. Horton, Mr. Karmanos, Mr. Nelson, Dr. Ribeau, and Ms. Schiavo 2,700 restricted common shares, and for Mr. Blystone 4,000 restricted common shares, which will vest on September 27, 2023. For further information concerning the terms of the restricted common shares granted to non-employee directors, see footnote (17) below.
(5)
Includes 436 common shares held by Ms. Anderson’s spouse, who has sole voting power and sole dispositive power as to the 436 common shares. Beneficial ownership of these 436 common shares is disclaimed by Ms. Anderson. Also includes 2,842 common shares held in two separate trusts for Ms. Anderson’s two adult children, for which Ms. Anderson’s spouse serves as trustee. Beneficial ownership of these 2,842 common shares is disclaimed by Ms. Anderson.
(6)
The individual is an NEO listed in the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement.
(7)
Includes 1,666 common shares subject to Currently Exercisable Options. Also includes (i) 21,100 restricted common shares which will vest over time based on continued employment with us and (ii) 10,000 restricted common shares which will vest only if and when both (a) the closing price of the common shares meets or exceeds $65.00 per share for 90 consecutive calendar days during the five-year period ending on June 24. 2027, and (b) Mr. Caravati has continuously remained our employee through June 24, 2025. See footnote (17) below for more information on the restricted common shares.
(8)
Includes 134,640 common shares held by Mr. Endres as trustee for a living trust.
(9)
Includes (i) 51,800 restricted common shares which will vest over time based on continued employment with us; and (ii) 50,000 restricted common shares which will vest only if and when both (a) the closing price of the common shares equals or exceeds $65.00 per share for 90 consecutive calendar days during the five-year period ending on September 26, 2023, and (b) Mr. Gilmore has continuously remained our employee through September 26, 2023. See footnote (17) below for more information on the restricted common shares.

12 Worthington | 2023 Proxy Statement • General Information

(10)
Includes 6,101 common shares subject to Currently Exercisable Options. Also includes (i) 45,000 restricted common shares which will vest over time based on continued employment with us; and (ii) 50,000 restricted common shares which will vest only if and when both (a) the closing price of the common shares meets or exceeds $65.00 per share for 90 consecutive calendar days during the five-year period ending on September 25, 2024, and (b) Mr. Hayek has continuously remained our employee through September 25, 2024. See footnote (17) below for more information on the restricted common shares.
(11)
Includes 78,040 common shares held by Mr. Karmanos as trustee for a living trust.
(12)
Includes 3,700 restricted common shares which will vest over time based on continued employment with us. Includes 245 common shares held by Mr. McConnell's spouse, who has sole voting power and sole dispositive power as to the 245 common shares. Beneficial ownership of these 245 common shares is disclaimed by Mr. McConnell.
(13)
See footnote (3) to preceding table.
(14)
Includes 87,455 common shares held by Mr. Nelson as trustee for a living trust.
(15)
Includes 10,665 common shares held by Mr. Rose as custodian for his daughter. Also includes 10,665 common shares held by his other daughter, who resides with Mr. Rose. Also includes 106,233 common shares subject to Currently Exercisable Options. Also includes (i) 77,100 restricted common shares which will vest over time based on continued employment with us; and (ii) 175,000 restricted common shares which will vest only if and when both (a) the closing price of the common shares equals or exceeds $65.00 per share for any 90 consecutive calendar days during the five-year period ending on September 26, 2023, and (b) Mr. Rose has continuously remained our employee through September 26, 2023. See footnote (17) below for more information on the restricted common shares.
(16)
The number of common shares shown as beneficially owned by our current directors and executive officers as a group includes 569,500 common shares subject to Currently Exercisable Options and 284,500 restricted common shares. See footnote (17) below for more information on the restricted common shares. The number shown does not include any common shares issuable in connection with the performance shares awarded to NEOs and other executive officers, as to which the performance period has not ended, and the applicable vesting dates have not yet occurred. The number of common shares shown for all current directors and executive officers as a group includes the common shares beneficially owned by five executive officers not individually identified.
(17)
The restricted common shares granted to our executive officers and non-employee directors are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted common shares may exercise any voting rights associated with the restricted common shares during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid. For further information regarding the restricted common shares granted to our executive officers and non-employee directors, please see the tables and accompanying narrative discussion in the “Executive Compensation” and “Compensation of Directors — Equity Grants” sections of this Proxy Statement. Restricted common shares held by executive officers not named in this table are not listed individually.

13 Worthington | 2023 Proxy Statement • General Information

Corporate Governance

Corporate Governance Guidelines

Upon the recommendation of the Nominating and Governance Committee, in accordance with applicable NYSE Rules, the Board has adopted the Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect our commitment to high standards of corporate governance. The Board, with the assistance of the Nominating and Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they comply with all applicable requirements.

The Corporate Governance Guidelines are available on the “Governance” page of the “Investors” section of our website located at www.worthingtonindustries.com.

Code of Conduct

In accordance with applicable NYSE Rules and the applicable rules and regulations of the SEC (the “SEC Rules”), the Board adopted the Worthington Industries, Inc. Code of Conduct (the “Code of Conduct”) to serve as the ethical and legal standards for our directors, officers and employees. The Code of Conduct reinforces our commitment to adhere to high standards of business ethics. The Code of Conduct also establishes ethical principles by which our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions are expected to conduct themselves in carrying out their duties and responsibilities. The Code of Conduct is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonindustries.com, and we intend to post on such website page any amendments to or waivers from provisions of the Code of Conduct related to the elements listed under Item 406(b) of SEC Regulation S-K.

Director Independence

Pursuant to the Corporate Governance Guidelines, a director is determined to be independent if he or she is independent of management and has no material relationship with us, either directly or indirectly as a partner, shareholder or officer (or similar position) of an entity that has such a relationship with us, as affirmatively determined by the Board. The Board observes all additional criteria for independence established by the NYSE or required under SEC Rules or other applicable laws and regulations.

The Board has been advised of the nature and extent of any direct or indirect personal and business relationships between us and each director and director nominee or any entities for which any director or director nominee is a partner, officer, employee or shareholder. The Board has reviewed, considered and discussed such relationships, and the compensation which each director or director nominee has received, directly or indirectly, from us, in order to determine whether each director and director nominee meets the independence requirements of the Corporate Governance Guidelines, the applicable NYSE Rules and the applicable SEC Rules. The Board has affirmatively determined that (a) none of Kerrii Anderson, David Blom, John Blystone, Mark Davis, Michael Endres, Ozey Horton, Jr., Peter Karmanos, Jr., Carl Nelson, Jr., Sidney Ribeau or Mary Schiavo (each, an “Independent Director” and collectively, the “Independent Directors”) has any relationship with us, either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship, which: (i) interfered, interferes, or may interfere, with his or her independence from management and us or the exercise of his or her independent judgment, (ii) would be inconsistent with a determination of independence under applicable NYSE Rules and SEC Rules, or (iii) would impair his or her independence under the Corporate Governance Guidelines; and (b) each of the Independent Directors qualifies as independent under the Corporate Governance Guidelines. As required by applicable NYSE Rules, the Independent Directors represent a majority of our directors. John P. McConnell does not qualify as independent under applicable NYSE Rules or SEC Rules or the Corporate Governance Guidelines because he is our Executive Chairman. John H. McConnell II does not qualify as independent under applicable NYSE Rules or SEC Rules or the Corporate Governance Guidelines because he is an employee of the Company.

Barring any unusual circumstances, the Board has determined that a director’s independence would not be impaired if: (a) the director is an executive officer or an employee (or his or her immediate family member is an executive officer or an employee) of a company that makes payments to, or receives payments from, us for property or services performed in the ordinary course of business in an amount which, in any single fiscal year, does not exceed the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues; (b) we make contributions to a scholastic or charitable tax-exempt

14 Worthington | 2023 Proxy Statement • Corporate Governance

organization for which the director (or his or her immediate family member) serves as either a member of the board of directors (or similar governing body) or an officer if the contributions, in any single fiscal year, do not exceed the greater of $500,000 or 1% of the total contributions received by that tax-exempt organization during such fiscal year; or (c) we use facilities (dining facilities, clubs, etc.) in which the director is a greater than 5% owner if charges to us are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities, as long as the charges do not reach other thresholds under applicable NYSE Rules which would disqualify a director from being independent.

The Board specifically considered a number of circumstances in the course of reaching the conclusion that the Independent Directors qualify as independent under the Corporate Governance Guidelines as well as applicable NYSE Rules and SEC Rules, including the relevant relationships described below in the section captioned “Transactions With Certain Related Persons” in this Proxy Statement.

Nominating Procedures

The Board’s Nominating and Governance Committee has responsibility for providing oversight on a broad range of issues surrounding the composition and operation of the Board, including identifying candidates qualified to become directors and recommending director nominees to the Board.

When considering candidates for the Board, the Nominating and Governance Committee evaluates the entirety of each candidate’s credentials but does not have specific eligibility requirements or minimum qualifications which must be met by a Nominating and Governance Committee-recommended nominee and has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Governance Committee considers those factors it deems appropriate, including, but not limited to, independence, judgment, skill, diversity, strength of character, ethics and integrity, experience with businesses or organizations of comparable size or scope, experience as an executive of or adviser to public and private companies, experience and skill relative to other Board members, specialized knowledge or expertise, and the desirability of the candidate’s membership on the Board and any committees of the Board. Depending on the current needs of the Board, the Nominating and Governance Committee may weigh certain factors more or less heavily. The Nominating and Governance Committee does, however, believe that all members of the Board should have strong character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with his or her performance as a director.

While the Board and the Nominating and Governance Committee do not have specific eligibility requirements and do not, as a matter of course, weigh any of the factors they deem appropriate more heavily than others, both the Board and the Nominating and Governance Committee believe that, as a group, the directors should have diverse backgrounds and qualifications. We believe that the members of the Board, as a group, have such backgrounds and qualifications.

The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including shareholder recommendations, but does not evaluate candidates differently based on the source of the recommendation. The process for seeking and vetting additional director candidates is ongoing and is not dependent upon the existence of a vacancy on the Board. Accordingly, the Board believes that this ongoing identification of qualified candidates functions as an appropriate director succession plan. Pursuant to its charter, the Nominating and Governance Committee has the authority to retain consultants and search firms to assist with the process of identifying and evaluating director candidates and to approve the fees and other retention terms for any such consultant or search firm. The Nominating and Governance Committee has never used a consultant or search firm for such purpose, and, accordingly, we have paid no such fees, and all director nominees in this Proxy Statement were recommended by a non-employee director or our Executive Chairman.

Shareholders may recommend director candidates for consideration by the Nominating and Governance Committee by sending the recommendation to the Chair of the Nominating and Governance Committee, in care of our Secretary, to our executive offices at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085. The recommendation must include the candidate’s name, age, business address, residence address and principal occupation. The recommendation must also describe the qualifications, attributes, skills or other qualities possessed by the recommended director candidate. A written statement from the candidate consenting to serve as a director, if elected, and a commitment by the candidate to meet personally with Nominating and Governance Committee members must accompany any such recommendation.

The Board, taking into account the recommendations of the Nominating and Governance Committee, selects nominees for election as directors at each Annual Meeting. In addition, shareholders wishing to nominate directors may do so, provided they comply with the nomination procedures set forth in our Code of Regulations and applicable SEC Rules. In order to

15 Worthington | 2023 Proxy Statement • Corporate Governance

nominate an individual for election as a director at a meeting, a shareholder must give written notice of the shareholder’s intention to make such nomination. The notice must be sent to our Secretary, and either delivered in person to, or mailed to and received at, our principal executive offices at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085 not less than 14 days or more than 50 days prior to any meeting called for the election of directors. However, if notice or public disclosure of the date of the meeting is given or made less than 21 days prior to the meeting, the shareholder notice must be received by our Secretary not later than the close of business on the seventh day following the day on which notice of the date of the meeting was mailed or publicly disclosed. Our Secretary will deliver any shareholder notice received in a timely manner to the Nominating and Governance Committee for review. Each shareholder notice must include the following information as to each individual the shareholder proposes to nominate for election or re-election as a director: (a) the name, age, business address and, if known, residence address of the proposed nominee; (b) the principal occupation or employment of the proposed nominee; (c) the number of common shares beneficially owned by the proposed nominee; and (d) any other information relating to the proposed nominee that is required to be disclosed concerning nominees in proxy solicitations under applicable SEC Rules, including the individual’s written consent to be named in the proxy statement as a nominee and to serve as a director, if elected. The nominating shareholder must also provide (i) the name and address of the nominating shareholder and (ii) the number of common shares beneficially owned by the nominating shareholder. No individual may be elected as a director unless he or she has been nominated by a shareholder in the manner described above or by the Board or the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is currently comprised of John Blystone (Chair), Kerrii Anderson, Michael Endres and Ozey Horton, Jr. No member of the Compensation Committee is a present or past employee or officer of ours or has, during Fiscal 2023 and through the date of this Proxy Statement, had a material interest in any related person transaction, as defined in Item 404 of SEC Regulation S-K. During Fiscal 2023 and through the date of this Proxy Statement, none of our executive officers has served on the board of directors or compensation committee (or other committee performing equivalent functions) of any other entity, whose executive officers served on the Board or the Compensation Committee.

Communications with the Board

The Board believes it is important for shareholders and other interested persons to have a process by which to send communications to the Board and its individual members, including the Lead Independent Director. Accordingly, shareholders and other interested persons who wish to communicate with the Board, the non-employee directors as a group, the Independent Directors, as a group, the Lead Independent Director or any other individual director may do so by addressing such correspondence to the name(s) of the specific director(s), to the “Non-Employee Directors” as a whole, to the “Independent Directors” as a whole or to the “Board of Directors” as a whole, and sending it in care of our Secretary, to our executive offices at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085. The mailing envelope must contain a clear notation indicating that the enclosed correspondence is a “Shareholder/Interested Person – Non-Employee Director Communication”, “Shareholder/Interested Person – Independent Director Communication”, “Shareholder/Interested Person – Board Communication”, “Shareholder/Interested Person – Lead Independent Director Communication”, or “Shareholder/Interested Person – Director Communication”, as appropriate. All such correspondence must identify the author as a shareholder or other interested person (identifying such interest) and clearly indicate whether the communication is directed to all members of the Board, to the “Non-Employee Directors” as a whole, to the “Independent Directors” as a whole or to a certain specified individual director(s). Copies of all such correspondence will be circulated to the appropriate director(s). Correspondence marked “personal and confidential” will be delivered to the intended recipient(s) without opening. There is no screening process in respect of communications from shareholders or other interested persons. The process for forwarding communications to the appropriate Board member(s) has been approved by the Independent Directors.

Questions, complaints and concerns may also be submitted to our directors through our Worthington Industries Code of Conduct & Ethics Line website at www.Worthington.EthicsPoint.com or by calling 877-263-9893 inside the United States and Canada.

Corporate Citizenship and Sustainability Highlights

In addition to our commitment to high ethical standards and sound corporate governance practices, which are summarized in the “Commitment to Shareholders / Governance” section in this Proxy Statement, we are dedicated to responsible corporate citizenship. Although our approach to corporate citizenship is ever evolving, our primary focus remains our people, our community and our environmental footprint. We are constantly seeking to improve on and rely on our Philosophy rooted in the Golden Rule to guide us through all aspects of corporate citizenship and sustainability.

In line with our people-first Philosophy, our employees have always been, and will always be, our most important asset. As such, we are continually focused on creating and maintaining a strong corporate culture. Our culture provides employees

16 Worthington | 2023 Proxy Statement • Corporate Governance

with opportunities for personal and professional development, as well as community engagement, all of which we believe contribute to our overall success. We have repeatedly been recognized as a top place to work and we offer our employees competitive pay and above-market benefits, as compared to others in our industry, all while focusing on safety, wellness, and promoting a diverse and inclusive culture.

Our Philosophy guides and encourages us to practice good citizenship which is reflected in our employees’ efforts in our communities. Through financial contributions to not-for-profit organizations and volunteering, we are working to improve the quality of life in the communities where we live and work. We believe that together, better is possible at work and in our communities.

We have always made protecting our people and the environment a top priority. We have demonstrated our commitment to environmentally responsible operations by conforming to international standards for environmental management (ISO 14001) and reducing our impact on the environment in multiple areas of our global business. In addition, we have sought continuous improvement in our health and safety programs, which follow ISO 45001 standards, and regularly have an industry-leading safety record.

For more details on our corporate citizenship and sustainability efforts, please see our annual Corporate Citizenship and Sustainability Report available on our website at https://www.worthingtonindustries.com/our-impact/sustainability.

Meetings of the Board

The Board held five meetings during Fiscal 2023. During Fiscal 2023, each incumbent director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board during the period such director served, and (b) the total number of meetings held by all committees of the Board on which such director served during the period such director served.

The Board and our management are committed to effective corporate governance practices. The Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, as appropriate, the Corporate Governance Guidelines and the charters of the committees of the Board in response to corporate governance developments, including changes in applicable NYSE Rules and SEC Rules, and recommendations by directors in connection with Board and Board committee evaluations. In accordance with the Corporate Governance Guidelines and applicable NYSE Rules, our non-employee directors, who are all independent directors, as defined by the Corporate Governance Guidelines and applicable NYSE Rules, meet (without management present) in executive session at such times as the non-employee directors deem necessary or appropriate, but at least once annually. These executive sessions are typically held in conjunction with regularly scheduled Board meetings and are led by the Lead Independent Director, and appropriate feedback from these sessions is given to the CEO and the Executive Chairman. The non-employee independent directors met in executive session after three of the four regularly scheduled Board meetings held in Fiscal 2023.

Board Member Attendance at Annual Meetings of the Shareholders

We do not have a formal policy with respect to attendance by our directors at the annual meetings of the shareholders. Six of the 11 then-incumbent directors attended our 2022 annual meeting of shareholders (the “2022 Annual Meeting”): Ms. Anderson, Mr. Blom, Mr. Blystone, Mr. Horton, Mr. Nelson and Ms. Schiavo.

Board Leadership Structure

The Board is led by John P. McConnell, who became Executive Chairman in September 2020, after serving as CEO from June 1993 until September 2020. He has been a director of the Company since 1990 and has served as Chairman of the Board since September 1996. The Board is currently comprised of John P. McConnell, 10 non-employee directors and John H. McConnell II. Mr. Blystone is our Lead Independent Director.

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The Board has four standing committees: Audit, Compensation, Executive, and Nominating and Governance. Each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is chaired by a separate Independent Director and is comprised solely of Independent Directors. Detailed information on each Board committee is contained in the section captioned “Corporate Governance — Committees of the Board” in this Proxy Statement.

We do not have a fixed policy regarding whether the offices of Chairman of the Board and CEO should be vested in the same person or two different people. Prior to John P. McConnell retiring as CEO in September 2020, the Board had long determined that the most effective leadership structure was having John P. McConnell in both roles, coupled with a Lead Independent Director, independent chairs for our Audit Committee, our Compensation Committee, and our Nominating and Governance Committee, and regularly scheduled executive sessions of the non-employee and independent directors.

The Board believes having John P. McConnell in the role of Executive Chairman and Mr. Rose as the CEO, while maintaining a Lead Independent Director, is an effective management structure, and that the structure promotes the development and execution of our business strategy and facilitates effective oversight by the Board, which are essential to effective governance. The Board believes that its current leadership structure supports the risk oversight function of the Board. Having the roles of CEO and Chairman of the Board filled by separate individuals allows the CEO to lead senior management in its supervision of the Company’s day-to-day business operations, including the identification, assessment and mitigation of material risks, and allows the Chairman of the Board to lead the Board in its oversight of the Company’s risk assessment and risk management activities. The Board believes that its strong governance practices, including its supermajority of independent directors, the change to separate the Executive Chairman and CEO roles, and the clearly-defined Lead Independent Director responsibilities, provide an appropriate balance among strategy development, operational execution and independent oversight of the Company.

The Board periodically reviews our leadership structure and retains the authority to modify the structure, as and when appropriate, to address our then current circumstances.

Lead Independent Director

In January 2007, we established a Lead Independent Director position and appointed Mr. Blystone as the Lead Independent Director.

A copy of our Lead Independent Director Charter is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonindustries.com. In addition to the other duties more fully described in our Lead Independent Director Charter, the Lead Independent Director is responsible for:

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advising the Chairman of the Board and the CEO regarding the information, agenda and meeting schedules for the Board and Board committees, and as to the quality, quantity and timeliness of the information submitted to the Board by our management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties;
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recommending to the Chairman of the Board and the CEO the retention of advisers and consultants who report directly to the Board;
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assisting the Board, the Nominating and Governance Committee and our officers in ensuring compliance with and implementation of the Corporate Governance Guidelines;
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calling meetings of the non-employee directors, developing the agenda for and serving as chairman of the executive sessions of the non-employee directors, and serving as principal liaison between the non-employee directors and the Chairman of the Board and the CEO;
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working with the Nominating and Governance Committee, the Chairman of the Board and the CEO to recommend the membership of the various Board committees, as well as the selection of Board committee chairs;
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serving as chair of meetings of the Board when the Chairman of the Board is not present;
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being available for consultation and direct communications with our shareholders, if requested and appropriate; and
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performing such other duties as the Board may determine.

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Committees of the Board

The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The charter for each committee has been reviewed and approved by the Board and is available on the “Governance” page of the “Investors” section of our website located at www.worthingtonindustries.com.

	Executive	Audit	Compensation	Nominating and Governance
Kerrii B. Anderson*
David P. Blom*
John B. Blystone*
Mark C. Davis*
Michael J. Endres*
Ozey K. Horton, Jr.*
Peter Karmanos, Jr.*
John H. McConnell II
John P. McConnell
Carl A. Nelson, Jr.*
Sidney A. Ribeau*
Mary Schiavo*

*Independent director under applicable NYSE Rules

Chairperson Member Audit Committee Financial Expert

Executive Committee

The Executive Committee acts in place of, and on behalf of, the Board in the intervals between meetings of the Board. The Executive Committee has all of the authority of the Board, other than the authority (a) to fill vacancies on the Board or on any committee of the Board, (b) to amend our Code of Regulations, (c) that has been delegated by the Board exclusively to other committees of the Board, and (d) that applicable NYSE Rules, applicable law or our governing documents do not permit to be delegated to a committee of the Board.

Audit Committee

The Board has determined that each member of the Audit Committee qualifies as an independent director under the applicable NYSE Rules and under SEC Rule 10A-3. The Board believes each member of the Audit Committee is qualified to discharge his or her duties on our behalf and satisfies the financial literacy requirement of the applicable NYSE Rules. The Board has also determined that each of Ms. Anderson, Mr. Davis and Mr. Nelson qualifies as an “audit committee financial expert”, as that term is defined in Item 407(d)(5) of SEC Regulation S-K, by virtue of their respective experience, including as described in Proposal 1 (Election of Directors) of this Proxy Statement. No member of the Audit Committee serves on the audit committee of more than two other public companies.

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The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is organized and conducts its business pursuant to a written charter. The primary responsibility of the Audit Committee is to assist the Board in the oversight of the financial and accounting functions, controls, reporting processes and audits. Specifically, the Audit Committee appoints and evaluates our independent registered public accounting firm and approves the audit engagement, including fees and terms, and non-audit engagements, if any, of such firm. The Audit Committee, on behalf of the Board, reviews, monitors and evaluates: (a) our consolidated financial statements and the related disclosures, including the integrity and quality of our consolidated financial statements; (b) our compliance with legal and regulatory requirements, including the financial reporting process; (c) our systems of disclosure controls and procedures and internal control over financial reporting and our accounting and financial controls; (d) the performance, qualifications and independence of our independent registered public accounting firm, including the performance and rotation of the lead and concurring partners of that firm; (e) the performance of our internal audit function; (f) the annual independent audit of our consolidated financial statements; (g) financial, reporting and compliance risk management; and (h) our overall enterprise risk management program including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters. The Audit Committee also prepares the report that the SEC Rules require be included in our annual proxy statement.

Additional duties and responsibilities set forth in the Audit Committee’s charter include:

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reviewing, with our financial management, internal auditors and independent registered public accounting firm, our accounting procedures and policies and audit plans, including staffing, professional services to be provided, audit procedures to be used, and fees to be charged by our independent registered public accounting firm and reviewing the activities of and the results of audits conducted by our internal auditors and our independent registered public accounting firm;
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reviewing, with our independent registered public accounting firm, the audit report of our independent registered public accounting firm on the effectiveness of our internal control over financial reporting filed with our Annual Report on Form 10‑K;
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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
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setting and maintaining hiring policies for employees or former employees of our independent registered public accounting firm;
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receiving reports concerning any non-compliance with the Code of Conduct by our officers or directors and approving, if appropriate, any waivers therefrom;
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administering our Related Person Transaction Policy and approving, if appropriate, any “related person” transactions with respect to our directors or executive officers;
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reviewing with management, our major financial risk exposures and the steps being taken to monitor and control them as well as our guidelines and policies with respect to risk assessment and risk management and overall antifraud programs and controls;
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directing and supervising any special investigations into matters which may come within the scope of the Audit Committee’s duties; and
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other matters required by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the SEC, the NYSE and other similar bodies or agencies which could have an effect on our consolidated financial statements.

Pursuant to its charter, the Audit Committee has the authority to engage and terminate such legal counsel and other consultants and advisors as it deems appropriate to carry out its functions, including the sole authority to approve the fees and other terms of retention of such legal counsel and other consultants and advisors.

At least annually, the Audit Committee evaluates its performance, reviewing and assessing the adequacy of its charter and recommending any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

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The Audit Committee met four times during Fiscal 2023. The Audit Committee’s report relating to Fiscal 2023 is located in the “Audit Committee Matters” section in this Proxy Statement.

Compensation Committee

The Board has determined that each member of the Compensation Committee qualifies as an independent director under the applicable NYSE Rules. The Board has also determined that each member of the Compensation Committee satisfies the additional independence standards for members of a compensation committee under the applicable NYSE Rules. All members of the Compensation Committee also qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee’s charter sets forth the duties and responsibilities of the Compensation Committee, which include:

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discharging the Board’s responsibilities relating to compensation of our CEO and executive management, including reviewing and approving the compensation philosophy, strategies, policies, objectives and guidelines for our executive management;
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reviewing and approving, if it has been deemed appropriate, our peer group companies and data sources for purposes of evaluating our compensation competitiveness and establishing the appropriate competitive positioning of the levels and mix of compensation elements;
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reviewing and approving corporate goals and objectives, including performance goals, relevant to CEO and executive management compensation and evaluating the performance of the CEO and executive management in light of the approved corporate goals and objectives;
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reviewing and approving the metrics used for determining payouts under cash-based and equity-based incentive programs;
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setting the compensation of the CEO and other executive officers, including the amount and types of compensation;
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preparing, producing, reviewing and/or discussing with management, as appropriate, such reports and other information required by applicable laws, rules, regulations or other standards with respect to executive and director compensation, including those required for inclusion in our proxy statement and/or Annual Report on Form 10-K;
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providing recommendations to the Board on Company-sponsored compensation-related proposals to be considered at our annual shareholder meetings, including the advisory vote on the compensation of our NEOs and the frequency of that advisory vote, and reviewing and considering the results of such votes;
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reviewing, and advising the Board with respect to, Board compensation;
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administering our equity-based incentive compensation plans, other executive incentive compensation programs, and any other plans and programs which the Board designates;
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reviewing and discussing with management, our compensation risk management disclosures required by SEC Rules relating thereto;
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reviewing and making recommendations to the Board regarding, the creation or revision of any “clawback” or similar policy allowing us to recover erroneously awarded incentive-based compensation paid to executive officers;
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in consultation with the Nominating and Governance Committee, reviewing, evaluating and making recommendations to the Board concerning shareholder proposals relating to executive and/or director compensation issues and our responses thereto;
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reviewing and discussing with management, our human capital management activities, including matters relating to talent management and development, talent attraction and retention, employee engagement and diversity, equity and inclusion; and
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carrying out such other roles and responsibilities as the Board may designate or delegate to the Compensation Committee.

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The Compensation Committee’s processes and procedures to determine executive compensation, including the use of compensation consultants and the role of executive officers in the executive compensation decision-making process, are described in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Role of the Compensation Committee” and “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Philosophy and Objectives” in this Proxy Statement.

Pursuant to its charter, the Compensation Committee has sole authority to retain and terminate any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Compensation Committee in the performance of its duties, including the sole authority to approve the fees and other terms and conditions of retention. Prior to any such retention, the Compensation Committee assesses any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in NYSE’s Corporate Governance Standards or other listing rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor.

The Compensation Committee periodically reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Compensation Committee evaluates its performance at least annually.

The Compensation Committee met three times during Fiscal 2023. The Compensation Discussion and Analysis regarding compensation for our NEOs and the Compensation Committee Report are located in the “Executive Compensation” section in this Proxy Statement.

Nominating and Governance Committee

The Board has determined that each member of the Nominating and Governance Committee qualifies as an independent director under the applicable NYSE Rules.

Under the terms of its charter, the Nominating and Governance Committee is to:

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develop and periodically review principles of corporate governance, embody such principles in the Corporate Governance Guidelines and recommend the Corporate Governance Guidelines to the Board for its approval;
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review our Amended Articles of Incorporation, our Code of Regulations and the Corporate Governance Guidelines and recommend to the Board any changes deemed appropriate;
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review the procedures and communication plans for our shareholder meetings and ensure that required information regarding the Company is adequately presented;
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review and make recommendations to the Board regarding (a) the composition and size of the Board in order to ensure that the Board has the proper expertise and its membership consists of persons with sufficiently diverse backgrounds, (b) the criteria for the selection of Board members and Board committee members, and (c) Board policies on age and term limits for Board members;
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plan for continuity on the Board as existing Board members leave the Board;
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with the participation of the Chairman of the Board, identify and recruit candidates for Board membership, evaluate Board candidates recommended by shareholders and arrange for appropriate interviews and inquiries into the qualifications of the candidates;
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identify and recommend individuals to be nominated for election as directors by the shareholders and to fill vacancies on the Board;
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with the Compensation Committee, provide for a review of succession plans for the Chairman of the Board in the case of resignation, retirement or death;
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evaluate the performance of current Board members proposed for re-election, and recommend to the Board whether such members of the Board should stand for re-election; oversee an annual evaluation of the Board as a whole; conduct an annual evaluation of the Nominating and Governance Committee; oversee the evaluation of the other Board committees and provide guidance with respect to the evaluation of management;
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with the Chairman of the Board and the CEO, periodically review the charter and composition of each Board committee and make recommendations to the Board as to changes in charters and the creation of additional committees;

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with the Chairman of the Board and the CEO, recommend to the Board individuals to be chairs and members of Board committees, so that each Board committee is comprised of members with the appropriate experience, qualifications, skills and attributes for the tasks of the committee; and
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oversee our corporate social responsibility programs and goals, and our progress toward achieving those goals.

To the extent not otherwise delegated to the Audit Committee, the Nominating and Governance Committee is also to:

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review the relationships between us and each director, whether direct or as a partner, officer (or holder of a similar position) or equity owner of an organization that has a relationship with us, for conflicts of interest (all members of the Board are required to report any such relationships to our General Counsel);
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address actual and potential conflicts of interest a Board member may have and issue to the Board member having an actual or potential conflict of interest instructions on how to conduct himself/herself in matters before the Board which may pertain to such an actual or potential conflict of interest; and
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make appropriate recommendations to the Board concerning determinations necessary to find a director to be an independent director.

The Nominating and Governance Committee periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the full Board, as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices. The Nominating and Governance Committee evaluates its performance at least annually.

The Nominating and Governance Committee met four times during Fiscal 2023.

Board’s Role in Risk Oversight

Our management is principally responsible for defining, identifying and assessing the various risks we face, formulating enterprise risk management policies and procedures and managing our risk exposures on a day-to-day basis. A risk committee, comprised of senior executives, directs this process. Management provides an annual risk assessment to the Board, with quarterly updates. The Board’s responsibility is to oversee our risk management processes by understanding and evaluating management’s identification, assessment and management of our critical risks.

The Board as a whole has responsibility for this risk oversight, assisted by the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Areas of focus include strategic, operational, liquidity, market, financial, reporting, succession, compensation, compliance, privacy, information security, cybersecurity, business conduct, health and safety, environmental, social, governance and other risks. The Audit Committee is tasked with oversight of financial, reporting and compliance risk management, along with our overall enterprise risk management program (including risks related to privacy, information security, cybersecurity, business conduct, health and safety, compliance, environmental and social matters). The Compensation Committee is tasked with oversight of compensation risk management. The Nominating and Governance Committee manages risks associated with corporate governance, Board composition, and the performance of the Board, its committees and directors. The Board as a whole oversees all other risk management.

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Transactions With Certain Related Persons

Review, Approval or Ratification of Transactions with Related Persons

As described in the Code of Conduct, conflicts of interest can arise when an employee’s or a director’s personal or family relationships, financial affairs, an outside business involvement or any other private interest may adversely influence the judgment or loyalty required for performance of his or her duties to us. In cases where there is an actual or even the appearance of a conflict of interest, the individual involved is required to notify his or her supervisor or our Ethics Officer. The supervisor will then consult with management or our Ethics Officer, as appropriate. The Code of Conduct provides that any action or transaction in which the personal interest of an executive officer or a director may be in conflict with our interest is to be reported to the Audit Committee. The Audit Committee must investigate and, if it is determined that such action or transaction would constitute a violation of the Code of Conduct, the Audit Committee is authorized to take any action it deems appropriate.

Our written Related Person Transaction Policy (the “Policy”), which supplements the Code of Conduct provisions addressing conflicts of interest, addresses our policy with respect to related person transactions. The Policy was adopted by the Board and is administered by the Audit Committee and our General Counsel. The Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we participate, directly or indirectly, and a related person has, had or will have a direct or indirect material interest. Under the Policy, a “related person” is any person:

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who is or was our executive officer, director or director nominee, or an immediate family member of any such individual; or
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who is or was the beneficial owner of more than 5% of our outstanding common shares, or an immediate family member of any such individual.

All related person transactions are to be brought to the attention of management who will then refer each matter to our General Counsel and the Audit Committee. Each director, director nominee or executive officer must notify our General Counsel in writing of any interest that such individual or an immediate family member of such individual has, had or may have, in a related person transaction. In addition, any related person transaction proposed to be entered into by us must be reported to our General Counsel by the employee who has authority over the transaction. On an annual basis, our directors, director nominees and executive officers must complete a questionnaire designed to elicit information about existing and potential related person transactions. Any potential related person transaction that is raised will be analyzed by our General Counsel, in consultation with management and with outside counsel, as appropriate, to determine whether the transaction, arrangement or relationship does, in fact, qualify as a related person transaction requiring review by the Audit Committee under the Policy.

Under the Policy, all related person transactions (other than those deemed to be pre-approved or ratified under the terms of the Policy) will be referred to the Audit Committee for approval (or disapproval), ratification, revision or termination. Whenever practicable, a related person transaction is to be reviewed and approved or disapproved by the Audit Committee prior to the effectiveness or consummation of the transaction. If our General Counsel determines that advance consideration of a related person transaction is not practicable, the Audit Committee will review and, in its discretion, may ratify the transaction at the Audit Committee’s next meeting. However, our General Counsel may present a related person transaction arising between meetings of the Audit Committee to the Chair of the Audit Committee who may review and approve (or disapprove) the transaction, subject to ratification by the Audit Committee at its next meeting if appropriate. If we become aware of a related person transaction not previously approved under the Policy, the Audit Committee will review the transaction, including the relevant facts and circumstances, at its next meeting and evaluate all options available to us, including ratification, revision, termination or rescission of the transaction, and take the course of action the Audit Committee deems appropriate under the circumstances.

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No director may participate in any approval or ratification of a related person transaction in which the director or an immediate family member of the director is involved. The Audit Committee may only approve or ratify those transactions the Audit Committee determines to be in our best interest. In making this determination, the Audit Committee will review and consider all relevant information available to it, including:

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the terms (including the amount involved) of the transaction and the related person’s interest in the transaction and the amount of that interest;
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the business reasons for the transaction and its potential benefits to us, and whether the transaction was undertaken in the ordinary course of our business;
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whether the terms of the transaction are fair to us and no less favorable to us than terms that could be reached with an unrelated third party;
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the impact of the transaction on the related person’s independence; and
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whether the transaction would present an improper conflict of interest for any of our directors, director nominees or executive officers, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship and any other factors the Audit Committee deems relevant.

Any related person transaction previously approved or ratified by the Audit Committee or otherwise already existing that is ongoing in nature is to be reviewed by the Audit Committee annually.

Under the terms of the Policy, the following related person transactions are deemed to be pre-approved or ratified (as appropriate) by the Audit Committee even if the aggregate amount involved would exceed $120,000:

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interests arising solely from ownership of the common shares if all shareholders receive the same benefit on a pro rata basis (i.e., dividends);
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compensation to an executive officer, as long as the executive officer is not an immediate family member of any of our executive officers or directors and the compensation has been approved by the Compensation Committee or is generally available to our employees;
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compensation to a director for services as a director if the compensation is required to be reported in our proxy statements;
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interests deriving solely from a related person’s position as a director of another entity that is a party to the transaction;
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interests deriving solely from the related person’s direct or indirect ownership of less than 10% of the equity interest (other than a general partnership interest) in another person which is a party to the transaction; and
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transactions involving competitive bids.

In addition, the Audit Committee will presume that the following transactions do not involve a material interest:

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transactions in the ordinary course of business with an entity for which a related person serves as an executive officer, provided (i) the affected related person did not participate in our decision to enter into the transaction, and (ii) the aggregate amount involved in any related category of transactions in a 12-month period is not greater than the least of (a) $1,000,000, or (b) 2% of the other entity’s consolidated gross revenues for such other entity’s most recently completed fiscal year, or (c) 2% of our consolidated gross revenues for our most recently completed fiscal year;
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donations, grants or membership payments to non-profit organizations, provided (a) the affected related person did not participate in our decision to make such payments, and (b) the aggregate amount in a 12-month period does not exceed the lesser of $500,000 or 1% of the non-profit organization’s consolidated gross revenues for its most recently completed fiscal year; and
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our use of facilities (such as dining facilities and clubs) if the charges for such use are consistent with charges paid by unrelated third parties and are fair, reasonable and consistent with those for similar services available at similar facilities.

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Transactions with Related Persons

We are a party to certain agreements relating to the rental of aircraft to and from JMAC, which is owned by John P. McConnell and members of his family, and JMAC’s subsidiary, JMAC Air, LLC (“JMAC Air”). Under agreements with JMAC and JMAC Air, we may lease aircraft owned by JMAC Air as needed for a rental fee per flight and JMAC may lease aircraft operated by us, on a per-flight basis, when we are not using the aircraft. We also make our pilots available to JMAC Air, for a per-day charge. The rental fees paid to us under the per-flight rental agreements are set based on Federal Aviation Administration (“FAA”) regulations. We believe the rental fees set in accordance with such FAA regulations for Fiscal 2023 exceeded the direct operating costs of the aircraft for such flights. Also, based on quotes for similar services provided by unrelated third parties, we believe that the rental rates paid to JMAC are no less favorable to us than those that could be obtained from unrelated third parties.

For Fiscal 2023, we paid an aggregate amount of $78,642 under the JMAC Air lease agreement and received $93,511 for airplane rental and pilot services.

During Fiscal 2023, we, directly or indirectly through business expense reimbursement, paid approximately $367,900 to Double Eagle Club, a private golf club owned by the McConnell family (the “Club”). We use the Club’s facilities for corporate functions and meetings, and for meetings and entertainment for our customers, suppliers and other business associates. Amounts charged to us by the Club are no less favorable to us than those that are charged to unrelated members of the Club for the same type of use.

During Fiscal 2023, we, directly or indirectly through business expense reimbursement, paid approximately $218,915 to the Columbus Blue Jackets, a National Hockey League team of which John P. McConnell is the majority owner, for suite expenses, game tickets and special event tickets, often used in connection with meetings and entertainment for customers, suppliers and other business associates, at prices no less favorable to us than those charged to third parties. We have also contributed suite use and tickets for charitable purposes.

For Fiscal 2023, John H. McConnell II, who is a director and our Vice President, Global Business Development, Sustainable Energy Solutions, and is the son of John P. McConnell, was compensated $312,333 on an aggregate basis (including all types of compensation that he receives pursuant to the compensation plans that he is eligible to participate in) by us for his services as our employee. His compensation was established by us, without the involvement of John P. McConnell, in accordance with our compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions. We and John H. McConnell II have entered into our standard indemnification agreement for directors, but we have not compensated John H. McConnell II for his service as a director.

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Proposal 1: Election of Directors

There are currently 12 directors – four in the class whose terms expire at the Annual Meeting, of which three are nominated to be re-elected for terms expiring at the annual meeting of shareholders in 2026; four in the class whose terms expire at the annual meeting of shareholders in 2024 (the "2024 Annual Meeting"); and four in the class whose terms expire at the annual meeting of shareholders in 2025. On June 27, 2023, Peter Karmanos, Jr., 80, notified us of his intention to retire from the Board and its committees, effective at the adjournment of the Annual Meeting. As a result, Mr. Karmanos will not stand for re-election at the Annual Meeting and, contemporaneous with Mr. Karmanos’ retirement becoming effective, the Board will reduce the number of Board seats from 12 to 11 pursuant to Section 2.02(C) of our Code of Regulations.

The Board proposes that the three director nominees named in the following summary, each of whom was unanimously recommended by the Nominating and Governance Committee, be re-elected as directors at the Annual Meeting. Each individual elected as a director at the Annual Meeting will hold office for a three-year term, expiring at the Annual Meeting of Shareholders in 2026, and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal from office. The individuals named as proxy holders in the form of proxy solicited by the Board intend to vote the common shares represented by the proxies received under this solicitation for the Board’s nominees, unless otherwise instructed on the form of proxy. If any nominee becomes unable to serve or for good cause will not serve as a candidate for election as a director, the individuals designated to vote the proxies will have full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board. The Board has no reason to believe that any of the Board’s nominees will be unable to serve or for good cause will not serve as a director if elected.

Information Concerning Nominees and Continuing Directors

The information set forth in the following summary, concerning the age, principal occupation, other affiliations and business experience of each director has been furnished to us by such director as of August 1, 2023. Except where otherwise indicated, each director has had the same principal occupation for the last five years. There are no family relationships among any of our current directors, director nominees and executive officers, other than between John P. McConnell and John H. McConnell II, who are father and son, respectively.

27 Worthington | 2023 Proxy Statement • Proposal 1: Election of Directors

Nominees Standing for Re-Election to the Board at the 2023 Annual Meeting

Michael J. Endres	Age 75	Director since 1999

Michael J. Endres has served continuously as a director of the Company since 1999 and is a member of the Executive Committee and the Compensation Committee. Mr. Endres serves as Senior Advisor to Stonehenge Partners, Inc., a private equity investment firm he co-founded in August 1999. His duties include, among other things, providing advice related to specific company financial characteristics, balance sheet and income statement analysis, as well as industry growth rates and trends, and managing the acquisition and disposition of the firm’s investments. Mr. Endres served as a director of Huntington Bancshares Incorporated from April 2003 to April 2018. Mr. Endres served as a director of W.W.Williams Company, a privately-held company, from October 2011 to 2016, and formerly served as a director of TRI-W Group (successor to W.W. Williams Company). He has been a director and Chairman of Conterra AG, a privately-held company, since 2014; and Calibre Group LLC, a privately-held company, since 2015. Mr. Endres served as a director of Tim Hortons Inc. from 2006 until December 2014 (when it was acquired by Restaurant Brands International), where he was Chair of its Audit Committee and a member of its Executive Committee. Mr. Endres received a Bachelor of Science from Miami University. Mr. Endres has a depth of experience in equity investing, business development, strategic initiatives and acquisitions, financial analysis, leadership and management, and is a director of various companies. This experience, along with his financial expertise and his history as a director with the Company, make him well suited to serve on the Board.

Ozey K. Horton, Jr.	Age 73	Director since 2011

Ozey K. Horton, Jr. has served continuously as a director of the Company since 2011 and is a member of the Compensation Committee and the Nominating and Governance Committee. He is an independent advisor and serves as Director Emeritus of McKinsey & Company, a management consulting firm, from which he retired in February 2011. Prior to that time, Mr. Horton served as a Director in the Atlanta office of McKinsey & Company from 1981 through February 2011. Prior to his service with McKinsey & Company, Mr. Horton had early career experiences in manufacturing, corporate development and project engineering. Mr. Horton has served as a director of Louisiana-Pacific Corporation, a global leader in engineered wood products, since September 2016 where he currently serves as a member of its Finance & Audit Committee and its Nominating and Corporate Governance Committee. In 2018, he became a director of Rubicon Limited, which produces genetic tree seedling products. Rubicon Limited became ArborGen Holdings in 2019. Mr. Horton serves on the Dabbagh Group Holding Co. Ltd. Advisory Board. He also serves as a member of the MUSC Hollings Cancer Center Advisory Board, and the Liberty Fellows Senior Advisor Group. He formerly served as a member of the Metso Corporation Board and The Board of Visitors of the Pratt School of Engineering/Duke University. Mr. Horton has extensive experience working in Europe, South America, India and Asia. Mr. Horton has a Bachelor of Science in Engineering in civil and environmental engineering from Duke University and a Master of Business Administration from the Harvard Business School. Over the years, Mr. Horton led numerous corporate growth, strategic, mergers and acquisitions, and performance improvement initiatives at global clients across a range of industries — especially in the basic industrials space (such as metals and mining; pulp, paper and packaging; chemicals; and energy). He has also led several practices within McKinsey & Company: as founder of the global pulp, paper, and packaging practice; co-leader of the global basic materials practice; and leader of the global operations practice within the energy and materials sector. Mr. Horton’s wide-ranging experience working with manufacturing and other companies, both domestically and globally, provides unique expertise to the Board, and all of the attributes described above make him well suited to serve on the Board.

Carl A. Nelson, Jr.	Age 78	Director since 2004

Carl A. Nelson, Jr. has served continuously as a director of the Company and the Chair of the Audit Committee since 2004 and is a member of the Executive Committee. Mr. Nelson was a partner with Arthur Andersen, LLP and retired in February 2002 after 31 years of service. Mr. Nelson had served as Managing Partner of the Arthur Andersen Columbus, Ohio office, and was the leader of the firm’s consulting services for the products industry in the United States. Currently, Mr. Nelson serves on the Board of Directors of Advanced Drainage Systems, Inc., a leading manufacturer of thermoplastic corrugated pipe, where he is Chair of its Compensation Committee. Mr. Nelson is a Certified Public Accountant (retired) and a member of The Ohio Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Nelson received his Bachelor of Science in Accounting from The Ohio State University and a Master of Business Administration from the University of Wisconsin. Mr. Nelson has taught in the MBA and executive education programs at The Ohio State University and is a member of the Dean’s Advisory Council for the Fisher College of Business at The Ohio State University. Mr. Nelson has significant public company accounting and financial expertise and qualifies as an “audit committee financial expert”, as defined by applicable SEC Rules. Mr. Nelson has vast experience as a business consultant on a variety of projects involving areas such as large-scale technology implementation, defining strategic initiatives, strategic planning and projects with significant change requirements. All of these attributes make Mr. Nelson well suited to serve on the Board.

28 Worthington | 2023 Proxy Statement • Proposal 1: Election of Directors

Directors Whose Terms Continue Until the 2024 Annual Meeting of Shareholders

John B. Blystone	Age 70	Director since 1997

John B. Blystone has served continuously as a director of the Company since 1997 and as the Lead Independent Director since January 2007. He is the Chair of the Compensation Committee and a member of the Executive Committee. Mr. Blystone served as Chairman of the Board, President and Chief Executive Officer of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology, cooling technologies and services and service solutions, from December 1995 to December 2004, when he retired. From 1991 to 1995, Mr. Blystone served in various managerial and operating roles with General Electric Company. Mr. Blystone served as Chairman of the Board of Freedom Group, Inc., which manufactures and markets firearms, ammunition and related products, from August 2010 to March 2012. Mr. Blystone serves as a director for Blystone Consulting, LLC and as General Partner of Blystone Capital Partners. Mr. Blystone graduated from the University of Pittsburgh with a Bachelor of Arts in Mathematics and Economics. Mr. Blystone has extensive business experience in managing and operating both domestic and international operations, including as a chief executive officer of a large public company. He has expertise in acquisitions, financial and business analysis, and in generally managing issues that face a large public company. Mr. Blystone’s business acumen, his long service on the Board, and his collegial style and leadership resulted in his election as the Lead Independent Director of the Company and make him well qualified to serve on the Board.

Mark C. Davis	Age 63	Director since 2011

Mark C. Davis has served continuously as a director of the Company since 2011 and is a member of the Audit Committee. Mr. Davis is a private investor and the Chief Executive Officer of Lank Acquisition Corp., which invests in minority and majority positions in public and private companies. Prior to forming Lank Acquisition Corp. in 2007, Mr. Davis spent 20 years in a variety of senior investment banking positions. From 1996 to 2003, Mr. Davis was a senior executive at JPMorgan Chase where he began as Head of the Merger and Acquisition Group. He became Head of General Industry Investment Banking in 2000 and was also Co-Head of Investment Banking Coverage which comprised all of JPMorgan Chase’s corporate clients, and was named Vice Chairman of Investment Banking in 2002. Mr. Davis holds a Master of Business Administration from the Tuck School of Business and a Bachelor of Arts from Dartmouth College. Mr. Davis’ financial knowledge and depth of experience in equity investing, strategic matters, acquisitions, financial analysis and investment banking make him well qualified to serve on the Board, and qualify him as an “audit committee financial expert”, as defined by applicable SEC Rules.

John H. McConnell II	Age 38	Director since 2023

John H. McConnell II was appointed as a director of the Company in January 2023. Mr. McConnell is Vice President, Global Business Development, of the Company's Sustainable Energy Solutions segment, a role he has held since June 2021. He previously served as business director of the Company's North American High Pressure Vessels business from November 2019 to June 2021 and product manager of the Company's Life Support Technology products from June 2014 to November 2019. Mr. McConnell also held various roles with the Company from 2000 to 2012, and with the Columbus Blue Jackets from 2012 to 2014. Mr. McConnell holds a Bachelor of Arts in Strategic Communications and a Master of Business Administration from The Ohio State University. Mr. McConnell serves on the boards of the National Veterans Memorial and Museum, the Columbus Zoo and Aquarium and the Cohesion Foundation. Mr. McConnell's long association with the Company, the governance skills he has developed serving on various other boards, and the variety of roles in which he has served the Company and other organizations make him well qualified to serve on the Board. In addition, McConnell family members have a special interest in the continuing success of the Company and have always played an important role in the business. Mr. McConnell's participation on the Board ensures that commitment to successful stewardship continues.

29 Worthington | 2023 Proxy Statement • Proposal 1: Election of Directors

Sidney A. Ribeau	Age 76	Director since 2000

Sidney A. Ribeau has served continuously as a director of the Company since 2000 and is a member of the Nominating and Governance Committee. Since October 2013, Dr. Ribeau has served as Professor of Communications for Howard University, and he also served as President of Howard University from August 2008 to October 2013. Dr. Ribeau served as President of Bowling Green State University for more than 13 years prior to that time. Dr. Ribeau served as a Trustee on the Teachers Insurance and Annuity Association for 16 years. He was a member of TIAA’s Human Resources Committee, Nominating and Governance Committee and Corporate Governance and Social Responsibility Committee. Dr. Ribeau has previously served on the Boards of Directors of Convergys Corporation from 2001 through 2008 and The Andersons, Inc. from 1997 through 2008. Dr. Ribeau holds a Bachelor of Arts from Wayne State University and a Master and Doctorate from the University of Illinois. Dr. Ribeau brings extensive experience in managing the issues that face large public institutions. His background as the leader of a billion-dollar public institution and as an educator and administrator enables him to provide insight relative to management, educational, financial, human resources and public policy matters and make him well qualified to serve on the Board.

Directors Whose Terms Continue Until the 2025 Annual Meeting of Shareholders

Kerrii B. Anderson	Age 66	Director since 2010

Kerrii B. Anderson has served continuously as a director of the Company since 2010 and is a member of the Audit Committee and the Compensation Committee. Ms. Anderson has been a private investor and board advisor since September 2008. Prior to that time, she served as Chief Executive Officer and President of Wendy’s International, Inc. (now known as The Wendy’s Company), a restaurant operating and franchising company, from November 2006 until September 2008 when that company merged with a subsidiary of Triarc Companies, Inc. to form Wendy’s/Arby’s Group, Inc. She served as a director of Wendy’s International, Inc. from 2001 until September 2008, and as Wendy’s Interim Chief Executive Officer and President from April to November 2006 and its Executive Vice President and Chief Financial Officer from 2000 to April 2006. Previously, Ms. Anderson served as Senior Vice President and Chief Financial Officer of M/I Schottenstein Homes, Inc. (now known as M/I Homes, Inc.), a builder of single-family homes, from 1987 to 2000. Ms. Anderson has served as a member of the Board of Directors of Laboratory Corporation of America Holdings since May 2006, where she is a member of its Audit Committee and its Nominating and Governance Committee. She joined the Board of Directors of Abercrombie & Fitch Co. in February 2018 and is the Chair of its Audit Committee and a member of its Nominating and Governance Committee. She also joined the Board of Directors of The Sherwin-Williams Company in April 2019 and has chaired its Compensation Committee since April 2021. Previously, she served as a member of the Board of Directors of Chiquita Brands International, Inc. from 2009 to January 2015, including service as Chairwoman of the Board from October 2012 to January 2015, as Chair of its Nominating and Governance Committee and as a member of its Audit Committee until January 2015 when Chiquita was acquired by Cavendish Global Limited and became a private company; and as a member of the Board of Directors of P. F. Chang’s China Bistro, Inc. from 2009 until July 2012 when P.F. Chang’s was acquired by Wok Acquisition Corp. Ms. Anderson chairs the Finance Committee of The Columbus Foundation and is a member of the Board of Directors of OhioHealth Corporation, where she is Chair of its Executive Compensation Committee. Ms. Anderson has a strong record of leadership in operations and strategy. She is a Certified Public Accountant and qualifies as an “audit committee financial expert”, as defined by applicable SEC Rules, given her experience as Chief Executive Officer and Chief Financial Officer of Wendy’s and Chief Financial Officer of M/I Schottenstein Homes. Ms. Anderson received a Bachelor of Arts from Elon University and a Master of Business Administration from the Duke University Fuqua School of Business. She has extensive corporate governance experience through her service on other public company boards. Her extensive experience in accounting and financial reporting and analysis and prior experience as a chief executive officer of a public company and chief financial officer of multiple public companies, in addition to other public company board service, make Ms. Anderson a valuable asset to the Board and its various committees, and well qualified to serve on the Board. Ms. Anderson also received an NACD Certification in Cybersecurity Oversight from Carnegie Mellon University.

30 Worthington | 2023 Proxy Statement • Proposal 1: Election of Directors

David P. Blom	Age 69	Director since 2019

David P. Blom has served continuously as a director of the Company since June 2019 and is a member of the Nominating and Governance Committee. Mr. Blom served as President and Chief Executive Officer of OhioHealth Corporation, a not-for-profit, healthcare system in central Ohio, from March 2002 until his retirement in June 2019. Mr. Blom previously served as President of OhioHealth’s central Ohio hospitals – Grant Medical Center, Riverside Methodist Hospital and Doctors Hospital – while also serving as Executive Vice President and Chief Operating Officer of OhioHealth. Mr. Blom currently serves as a member of the Board of Directors for several organizations, including Healthy Roster since 2017, Vizient Inc. since 2011, Methode Electronics since 2019 and Kimball Midwest Advisory Council since 2015. Mr. Blom previously served on the Board of Directors of The Columbus Foundation from 2011 to 2017 and the Board of Directors of Dominion Homes, Inc. from 2006 to 2009. Mr. Blom holds a Master of Health Services Administration in Healthcare Administration from George Washington University, and a Bachelor of Arts in Business Administration from The Ohio State University. Mr. Blom has a track record of achievement and a solid understanding of complex issues, particularly those facing healthcare delivery. He has expertise in leading strategic initiatives, managing and developing human capital, improving profitability, and improving quality of care and customer experience, which enables him to bring a unique and valuable perspective to the Board, and makes him well qualified to serve on the Board.

John P. McConnell	Age 69	Director since 1990

John P. McConnell has served as our Executive Chairman since September 2020, as a director of the Company continuously since 1990, and as Chairman of the Board since 1996. He served as our Chief Executive Officer from June 1993 to September 2020 and in various positions with us from 1975 to June 1993. Mr. McConnell also serves as the Chair of the Executive Committee of the Board. He was formerly a director of OhioHealth Corporation and had served as its Chairman of the Board. Mr. McConnell brings solid public company and overall management and operations experience as a Chief Executive Officer and Chairman of the Board. In addition, in his more than 40 years of service to us, Mr. McConnell has served in various roles spanning not only executive management, but prior to that, time in production, sales, human resources and management at plant, segment and corporate levels, making him well qualified to serve on the Board.

Mary Schiavo	Age 67	Director since 1998

Mary Schiavo has served continuously as a director of the Company since 1998 and is a member of the Audit Committee and the Nominating and Governance Committee. Ms. Schiavo has been an attorney with the law firm of Motley Rice LLC, since October 2003. Ms. Schiavo has been employed by CNN as an analyst and on-air commentator since calendar year 2014. Ms. Schiavo was an attorney with a law firm in Los Angeles, California, from 2001 to October 2003. Ms. Schiavo served as a professor at The Ohio State University, College of Engineering, Department of Aerospace Engineering and Aviation and School of Public Policy and Management and also as a Consultant for NBC News from 1997 to 2002. Ms. Schiavo served as Inspector General for the U.S. Department of Transportation for six years, where she had auditing and oversight responsibility over a multi-billion dollar government agency; Assistant Secretary of Labor of the U.S. for one year; a White House Fellow for one year; and was an attorney with the U.S. Department of Justice for seven years. Ms. Schiavo has gained in-depth knowledge of the Company’s business and structure from her more than 20 years of service as a director. Ms. Schiavo received a Bachelor of Arts from Harvard University, a Master of Arts degree from The Ohio State University, and a Juris Doctorate degree from New York University. She was previously an elected director of the Harvard University Alumni Association and a member of the President’s Council on Integrity and Efficiency in Government and the President’s Commission on White House Fellowships. Ms. Schiavo’s legal and governmental experience enable her to bring a unique and valuable perspective to the Board and make her well qualified to serve on the Board.

31 Worthington | 2023 Proxy Statement • Proposal 1: Election of Directors

Required Vote and Board’s Recommendation

Under Ohio law and our Code of Regulations, the three nominees for election to the Board receiving the greatest number of votes “FOR” their election will be elected as directors of the Company.

Except in the case of broker non-votes, abstentions and votes “against” the election of one or more of the Board’s nominees, common shares represented by properly completed and timely received forms of proxy will be voted “FOR” the election of the Board’s nominees. Abstentions will not be counted toward the election of directors or the election of the individual nominees specified on the form of proxy. Proxies may not be voted for more than three nominees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

OUR SHAREHOLDERS VOTE “FOR” THE

ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

32 Worthington | 2023 Proxy Statement • Proposal 1: Election of Directors

Executive Compensation

Compensation Discussion and Analysis

Role of the Compensation Committee

The Compensation Committee reviews and administers the compensation for the CEO and other members of our executive management team, including the NEOs. The Compensation Committee also oversees our annual incentive plan for executives, long-term incentive program, equity compensation plans, and non-qualified deferred compensation plans. A more detailed discussion of the duties of the Compensation Committee is set forth in the section captioned “Corporate Governance — Committees of the Board — Compensation Committee” in this Proxy Statement.

The Compensation Committee is comprised of four directors, each of whom qualifies as an independent director under the Corporate Governance Guidelines, applicable SEC Rules and applicable NYSE Rules, and is free from any relationship (including disallowed consulting, advisory or other compensatory arrangements) prohibited by applicable laws, rules or regulations or that, in the opinion of the Board, is material to his or her ability to be independent from our management in connection with the duties of a member of the Compensation Committee or to make independent judgments about our executive compensation. Each member also qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

The Compensation Committee has sole authority to retain and terminate such compensation consultants, legal counsel and other advisors as the Compensation Committee deems appropriate to fulfill its responsibilities, including sole authority to approve the fees and other terms of retention. The Compensation Committee has retained an independent compensation consultant, Willis Towers Watson, for the purpose of assisting the Compensation Committee in fulfilling its responsibilities, including providing advice on the amount and form of executive and director compensation. Fees paid related to executive and director compensation matters were $100,688 in Fiscal 2023. Management also periodically retains Willis Towers Watson to provide additional services to us, including advising on other compensation matters. Our risk management team also separately engaged (in its own discretion, and not at the recommendation or subject to the approval of the Board or the Compensation Committee) an insurance affiliate of Willis Towers Watson to broker liability insurance for us and such affiliate received commissions in Fiscal 2023 totaling $150,000, which were paid by the issuer of the insurance policy. Willis Towers Watson was also separately engaged by our human resources team (in its own discretion, and not at the recommendation or subject to the approval of the Board or the Compensation Committee) to conduct certain due diligence activities in connection with a potential acquisition and the fees paid in Fiscal 2023 related to that engagement were $27,400. The Compensation Committee has conducted an assessment, which included the consideration of the six factors specified in the NYSE Corporate Governance Standards and SEC Rule 10C-1(b)(4), to evaluate whether the services performed by Willis Towers Watson and the insurance affiliate of Willis Towers Watson raise a conflict of interest or compromise the independence of Willis Towers Watson. Based upon this assessment, the Compensation Committee determined that Willis Towers Watson qualifies as an independent compensation consultant and the work of Willis Towers Watson and its affiliates does not raise any conflict of interest.

While the Compensation Committee retains Willis Towers Watson, in carrying out assignments for the Compensation Committee, Willis Towers Watson may interact with our management including the Senior Vice President and Chief Human Resources Officer, the Vice President-General Counsel and Secretary and the Vice President and Chief Financial Officer and their respective staffs in order to obtain information. In addition, Willis Towers Watson may, in its discretion, seek input and feedback from management regarding its work product prior to presentation to the Compensation Committee in order to confirm information is accurate or address certain issues.

The agendas for the Compensation Committee’s meetings are determined by the Compensation Committee’s Chair with assistance from the CEO, the Senior Vice President and Chief Human Resources Officer and the Vice President-General Counsel and Secretary. These individuals, with input from the Compensation Committee’s compensation consultant, make compensation recommendations for the NEOs and other executive officers. However, decisions regarding the compensation of the NEOs are made solely by the Compensation Committee.

33 Worthington | 2023 Proxy Statement • Executive Compensation

After each regularly scheduled meeting, the Compensation Committee may meet in executive session. When meeting in executive session, the Compensation Committee may have a session with the CEO only, a session with the compensation consultant only, and a session with Compensation Committee members only. The Compensation Committee Chair reports on Compensation Committee actions to the full Board at the following Board meeting.

Stock Ownership Guidelines

In order to further emphasize the stake that our directors and senior executives have in fulfilling the goal of building and increasing shareholder value, and to deepen the resolve of executive leadership to fulfill that goal, we have established stock ownership guidelines for directors and senior executives.

Stock Ownership Guidelines
Covered Person(s)	Multiple of base salary or annual cash retainer, as applicable
CEO	5 times
Executive Chairman	5 times
Directors	5 times
Chief Financial Officer	3.5 times
Chief Operating Officer	3.5 times
Senior Vice Presidents and Segment Presidents	2.5 times
Other Senior Executives	1.25 times

For purposes of these guidelines, stock ownership includes common shares held directly or indirectly, common shares held in an executive’s 401(k) plan account(s) and theoretical common shares credited to the bookkeeping account of an executive or a director in one of our non-qualified deferred compensation plans.

Under the stock ownership guidelines, once an executive or a director reaches the target ownership level, and so long as those common shares are retained and the individual remains subject to the same guideline level, there is no obligation to purchase additional common shares as a result of fluctuations in the price of the common shares.

Each covered executive or director is expected to attain the target level of stock ownership within five years from the date he or she is appointed or elected to the position. All directors and executive officers have met their respective target ownership levels.

Anti-Hedging Policy

We prohibit our directors, officers (including the NEOs) and other key employees from engaging in hedging transactions with respect to the common shares. Prohibited hedging transactions include short sales, transactions in publicly-traded options such as puts, calls or similar derivative securities, or financial instruments such as zero cost collars, prepaid variable forward contracts, equity swaps and exchange funds designed to or which have the effect of offsetting a decrease in the value of the common shares. We have not made this anti-hedging policy applicable to our employees in general.

Compensation Philosophy

Our basic philosophy has long been that employees should have a meaningful portion of their total compensation tied to performance and that we should use incentives which are intended to drive and reward performance. In furtherance of this philosophy, there is broad-based participation among our full-time, non-union employees in some form of incentive compensation program. These programs include cash profit sharing programs, which compute payouts based on a fixed percentage of profits, and annual incentive bonus programs that primarily tie bonuses to our aggregate operating results or the operating results of the applicable segment.

Similarly, for any NEO who serves as a segment president, both applicable segment performance and Corporate performance (i.e., our aggregate performance as opposed to segment performance) impact the compensation that such NEO may earn in connection with the annual cash incentive bonus and the long-term performance awards. For Fiscal 2023, Mr. Caravati, President of the Consumer Products segment, received an annual cash incentive bonus and a long-term performance award that were tied to both Consumer Products segment performance and Corporate performance. The

34 Worthington | 2023 Proxy Statement • Executive Compensation

annual cash incentive bonus and long-term performance awards for the other NEOs were tied only to Corporate performance.

We have also made broad-based grants of equity awards periodically to a number of salaried employees below the executive level.

Executive Compensation Philosophy and Objectives

Our objectives with respect to executive compensation are to attract and retain highly-qualified executives, to align the interests of management with the interests of shareholders and to provide incentives, based primarily on our performance, for reaching established goals and objectives. To achieve these goals and objectives, the Compensation Committee has determined that total compensation for executives will exhibit the following characteristics:

•
It will be competitive in the aggregate, using broad-based business comparators to gauge the competitive market;
•
It will be performance-oriented and highly-leveraged, with a substantial portion of the total compensation tied to performance, primarily our performance and/or that of the applicable segment;
•
It will align the interests of management and the interests of shareholders; and
•
It will promote long-term careers with us.

Our practice has long been that executive compensation be highly leveraged. Our compensation program emphasizes performance-based compensation (pay-at-risk) that promotes the achievement of our short-term and long-term objectives. We believe it is appropriate to provide a balance between incentives for short-term performance and incentives for long-term profitability. Our executive compensation program, therefore, includes both an annual cash incentive bonus program and a long-term incentive compensation program. We also believe it is appropriate for long-term incentives to have a cash compensation component and an equity-based compensation component, which incentivize executives to drive our performance and align their interests with those of our shareholders. The individual components of executive compensation are discussed below.

In fulfilling its responsibilities, the Compensation Committee annually reviews certain market compensation information with the assistance of its independent compensation consultant, Willis Towers Watson, who is directly engaged by the Compensation Committee to prepare the information. This includes information regarding compensation paid to officers with similar responsibilities from a broad-based group of approximately 700 companies (the “comparator group”). A list of the entities in the comparator group is set forth on Appendix I to this Proxy Statement.

The comparator group is comprised largely of manufacturing companies, maintained in the executive compensation database of Willis Towers Watson at the time the study is conducted, with median revenues of $4.0 billion. Changes in the comparator group occur as companies begin or cease participation in the database, due to a sale, merger or acquisition of the companies included or for other reasons. The Compensation Committee neither selects nor specifically considers the individual companies which are in the comparator group. For comparison purposes, due to variances in the size of the companies in the comparator group, regression analysis, which is an objective analytical tool used to determine the relationship between data, is used to adjust data to better align with our revenue size, which the Compensation Committee set at $4.0 billion for purposes of its analysis. The Compensation Committee believes that using this broad-based comparator group minimizes the effects of changes to the group due to changes in database participation, lessens the impact a single entity can have on the overall data, provides more consistent results and better reflects the market in which we compete for executive talent.

During its review process, the Compensation Committee meets directly with its compensation consultant and reviews comparator group information with respect to base salaries, annual cash incentive bonuses and long-term incentive compensation programs. The Compensation Committee considers comparator group information provided by the compensation consultant as an important factor in determining the appropriate levels and mix of executive compensation.

35 Worthington | 2023 Proxy Statement • Executive Compensation

Base salaries of the NEOs and other executive officers generally fall below market median comparables developed from the comparator group, although the actual base salaries of the NEOs and other executive officers vary from individual to individual and from position to position due to factors such as time in the position, performance, experience, internal equity and other factors the Compensation Committee deems appropriate. Annual cash incentive bonus opportunities to be paid to the NEOs and other executive officers for achieving targeted levels of performance are generally above what the compensation consultant considers market median for annual bonuses because base salaries are intentionally set below market median comparables. In setting normal annual long-term incentive compensation opportunities of the NEOs and other executive officers, the Compensation Committee generally starts with the market median developed by the compensation consultant, and then makes adjustments the Compensation Committee deems appropriate.

While comparator group information is a factor considered in setting compensation, where a specific NEO’s or other executive officer’s annual cash incentive bonus and long-term incentive compensation fall relative to the market median developed from the comparator group will vary based upon internal equity and other factors listed in the preceding paragraph. Annual cash incentive bonuses and long-term incentive compensation actually paid may vary significantly depending on Corporate and/or segment performance during the applicable year(s).

The Compensation Committee uses tally sheets as a tool to assist in its review of executive compensation. These tally sheets contain the components of the NEOs’ current and historical compensation, including base salary, annual cash incentive bonuses and long-term incentive compensation. These tally sheets and other information provided to the Compensation Committee also show the estimated compensation that would be received by the NEOs under certain scenarios, including in connection with a change in control of the Company and termination of the NEOs' employment.

While prior compensation or amounts realized or realizable from prior awards are given some consideration, the Compensation Committee believes that the current and future performance of the Company, its segments and the individual executive officers should be the most significant factors in setting the compensation for our executive officers.

The CEO’s performance is annually evaluated by the Compensation Committee and the full Board. The criteria considered include: our overall performance; overall leadership; the CEO’s performance in light of, and his development and stewardship of, our Philosophy and our current and long-term strategic plans, goals and objectives; development of an effective senior management team; positioning us for future success; and effective communications with the Board and stakeholders. The Compensation Committee also evaluates the performance of the other NEOs when annually reviewing and setting executive compensation levels. The criteria considered for the other NEOs are similar to those for the CEO, adjusted to reflect each NEO’s position, with a focus on the applicable segment for any NEO who is a segment president.

Compensation Risk Analysis

Our executive compensation programs are designed to be balanced, with a focus on both achieving consistent, solid year-over-year financial results and growing shareholder value over the long term. The highest amount of compensation can be attained under these programs, taken as a whole, through consistently strong performance over sustained periods of time. This provides strong incentives for achieving success over the long term and avoiding excessive risk-taking in the short term.

We have long believed that compensation incentives, based primarily upon our earnings or similar performance measures, have played a vital role in our success. Making profit sharing, bonuses and/or other incentive payments broadly available to all levels of non-union employees has fostered an ownership mentality throughout the workforce which has resulted in long-term employment and a desire to drive consistent financial performance. Our culture, aided by this ownership mentality, is focused on striving to continually improve performance and achieve long-term success without engaging in excessive risk-taking.

We do not believe that our compensation incentives encourage excessive risk-taking for the following reasons:

•
Salaries provide meaningful base levels of compensation, minimizing the need for excessive risk-taking.
•
The performance goals under the annual cash incentive bonus program are based upon realistic Adjusted EPS, segment earnings and EVA levels, reviewed and approved by the Compensation Committee, that the Compensation Committee believes can be attained without taking inappropriate risks or materially deviating from normal operations, expected continuous improvement or approved strategy.
•
The long-term cash performance awards and performance share awards are based upon performance over three-fiscal-year periods which mitigates the risk that executives would take actions designed to benefit only the short-term and jeopardizing longer-term performance.
•
In setting targets for annual cash incentive bonuses and long-term incentive compensation, restructuring charges and other selected items are eliminated and results are adjusted to eliminate inventory holding gains or losses (where

36 Worthington | 2023 Proxy Statement • Executive Compensation

appropriate for the Company or the segment under consideration), which limit rewards for risky behavior outside the ordinary course of business.
•
Stock options generally contain a three-year incremental vesting schedule and provide rewards based on the long-term performance of the common shares.
•
Restricted common share awards with a time-vesting requirement (the “time-vested restricted common share awards”) generally have a cliff vesting period of three years and further link executive compensation to the long-term value of the common shares.
•
Our stock ownership guidelines and anti-hedging policy also drive stock ownership among senior executives, again aligning their interests with the interests of our shareholders and the long-term growth in the value of the common shares. This is most evident in the shareholdings of Executive Chairman, John P. McConnell, who is by far our largest shareholder. His potential financial reward for long-term growth in the value of the common shares far outweighs any short-term compensation he may receive as a result of any excessive short-term risk-taking.
•
The Compensation Committee has at times also made special grants of restricted common share awards to select NEOs and other executives that vest only if a sustained price target for the common shares is attained and the executive remains continuous employed by us for at least three years (the “performance-based/time-vested restricted common share awards”). Under the terms of the performance-based/time-vested restricted common share awards, vesting is tied to the price of the common shares attaining certain levels for a 90 consecutive calendar day period during the term of the award. These awards are viewed as particularly appropriate as they are earned by top management only when the common share price increases significantly and, thus, our shareholders are also significantly benefited. While these awards do require a significant increase in the price of the common shares to vest, the Compensation Committee believes that the common share price targets for these awards are reasonable targets which can be met with steady consistent growth in our performance without the need for any undue risk-taking. The time-based vesting requirements mitigate the incentive for risky behavior intended to drive only a short-term common share price increase, and instead encourage activity that would lead to steady increases in financial results and a common share price which can be maintained.

Cash Compensation Earned in Fiscal 2023 and Company Performance

Short-term cash compensation includes base salary and the annual cash incentive bonus paid to our senior executives, including the CEO and the other NEOs. Consistent with our compensation philosophy, base salaries in Fiscal 2023 were generally below market median levels for the comparator group.

The Compensation Committee believes that we have been performing exceptionally well and have responded extremely well to a challenging environment that included steel price volatility, higher input costs, a tight labor market and inflationary cost pressures. Despite these challenges and very strong performance in Fiscal 2022, we still achieved near record performance in Fiscal 2023.

Management has continued to do an outstanding job addressing the challenges faced in the current economic environment, and has shown great discipline in executing our strategies. During Fiscal 2023, we also continued to take action to better position ourselves for the future. Management remained focused on improving our businesses by investing in new product development and production capacity, and improving efficiencies, all with the aid of transformation and innovation efforts.

Consistent with our compensation philosophy, annual incentive compensation earned by our executives continued to move in the direction of our results. Although we had a strong performance in Fiscal 2023, annual cash incentive bonuses for our executives were down compared to prior years, with Corporate (i.e., our aggregate performance as opposed to segment performance) paying out at 100% of target, following a payout of 200% of target for Fiscal 2022 and 185% of target for Fiscal 2021, while segment based payouts ranged from 84% to 95% of target in Fiscal 2023, from 100% to 200% of target in Fiscal 2022, and from 166% to 183% of target in Fiscal 2021.

The solid results also had a positive impact on long-term performance awards for the three-fiscal-year period ended with Fiscal 2023. These awards paid out at 200% of target for Corporate, 200% of target for Steel Processing, and 156% of target for legacy Pressure Cylinders. This followed the three-fiscal-year periods ended with Fiscal 2022 and Fiscal 2021, which had similar payouts due to our strong performances in Fiscal 2022 and Fiscal 2021.

Our financial position remains strong, as we have generated a considerable amount of cash from operations in recent years. As a result, we were recently able to use cash on hand to redeem approximately $250 million of long-term senior notes due 2026. Our capital structure is also in a sound position. We have in place $200 million of long-term senior notes due 2032, and $150 million of senior notes due 2024. We also have a $500 million revolving credit facility maturing in August 2026 which had a total of $500 million of available borrowing capacity as of July 31, 2023.

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We have also been able to reward our shareholders by steadily increasing our quarterly dividend from $0.23 for Fiscal 2019, to $0.24 for Fiscal 2020, to $0.25 for the first, second, and third quarters of Fiscal 2021, to $0.28 for the fourth quarter of Fiscal 2021 and each quarter of Fiscal 2022, and to $0.31 for each quarter of Fiscal 2023, and to $0.32 for the first quarter of Fiscal 2024.

The direct relationship of annual cash incentive bonuses earned by the NEOs to our performance has been exemplified by the amount of annual cash incentive bonuses paid to the NEOs not only for Fiscal 2023, but also for prior fiscal years. The following table summarizes results for the last three fiscal years.

Fiscal Year	Performance	Annual Cash Incentive Bonuses
2021	Strong year despite COVID-19 related challenges	Annual cash incentive bonuses of executives were paid at 185% of target levels at Corporate, 183% of target at Steel Processing and 166% of target at legacy Pressure Cylinders
2022	Very strong year despite COVID-19 and other challenges

Annual cash incentive bonuses of executives were paid at 200% of target levels at Corporate, 200% of target at Steel Processing, 168% of target at Consumer Products, 189% of target at Building Products and 100% of target at Sustainable Energy Solutions

2023	Near record annual earnings, but weaker year-over-year results

Annual cash incentive bonuses of executives were paid at 100% of target levels at Corporate, 95% of target at Steel Processing, 84% of target at Consumer Products, 87% of target at Building Products and 90% of target at Sustainable Energy Solutions

The relationship of incentive compensation earned to our results is also reflected in payments which have been earned under the long-term cash performance and performance share awards. Results for each of the last three completed three-fiscal-year performance periods are summarized below.

Performance Period (Fiscal Years)	Performance	Results
2019-2021	Strong results in Fiscal 2021 lifted results for the entire period

Long-term cash and performance share incentive compensation was earned at 200% of target levels for Corporate executives, 173% of target levels for Steel Processing executives and 144% of target levels for legacy Pressure Cylinders executives

2020-2022	Strong results in Fiscal 2021 and Fiscal 2022 lifted results for the entire period

Long-term cash and performance share incentive compensation was earned at 200% of target levels for Corporate executives, 191% of target levels for Steel Processing executives and 200% of target levels for legacy Pressure Cylinders executives

2021-2023	Strong results in Fiscal 2021 and Fiscal 2022 lifted results for the entire period

Long-term cash and performance share incentive compensation was earned at 200% of target levels for Corporate executives, 200% of target levels for Steel Processing executives and 156% of target levels for legacy Pressure Cylinders executives

38 Worthington | 2023 Proxy Statement • Executive Compensation

Say-on-Pay Consideration

At the 2022 Annual Meeting, our shareholders approved the executive compensation as disclosed in the proxy statement for that Annual Meeting, with over 90% of the common shares represented by those shareholders present in person or represented by proxy at the 2022 Annual Meeting voting for approval. The vote for approval was over 90%, excluding broker non-votes. The Compensation Committee evaluated the results of this strongly supportive advisory vote, together with the other factors and data discussed in this Compensation Discussion and Analysis, in determining executive compensation policies and making executive compensation decisions.

Compensation Components

Base Salaries

Base salaries for the NEOs are set to reflect the duties and responsibilities inherent in each position, individual levels of experience, performance, market compensation information, internal pay equity, and the Compensation Committee’s judgment. The Compensation Committee annually reviews information regarding compensation paid by the comparator group to executive officers with similar responsibilities. It is the Compensation Committee’s intent, in general, to set base salaries below market median levels, with consideration given to the factors listed above, and have total annual cash compensation driven by bonuses.

Annual Cash Incentive Bonus Awards

The NEOs and certain other key employees participate in the Annual Incentive Plan for Executives, under which annual cash incentive bonus awards are tied to attainment of target results. These awards are generally tied to achieving specified levels (threshold, target and maximum) of Corporate and/or segment performance for the applicable fiscal year performance period. The type of performance measured and the weighting of those measurements is shown below. Restructuring charges and other selected items are excluded from all calculations, and the impact of inventory holding gains or losses is factored out in calculating Corporate Adjusted EPS and Steel Processing segment earnings.

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For Corporate executives, the goals are tied to Corporate performance.
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Payouts are generally tied to achieving specified levels (threshold, target and maximum) of Corporate EVA and Corporate Adjusted EPS (each adjusted as noted above), with each performance measure carrying a 50% weighting.
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For Segment executives, the goals are tied to both Corporate performance and the performance of their respective segments.
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Payouts have historically been tied to achieving specified levels (threshold, target and maximum) of Corporate Adjusted EPS, 20% weighting; segment EOI, 30% weighting; and segment EVA, 50% weighting (each adjusted as noted above). For Fiscal 2022 and later, the segment EOI targets have been changed mainly to segment EBIT targets (adjusted as noted above).

For performance falling between threshold and target or between target and maximum, the award is linearly pro-rated. If threshold levels are not reached for any performance measure, no bonus will be paid under that performance metric.

Annual cash incentive bonuses are paid within a reasonable time following the end of the performance period in cash, unless the Board specifically provides for a different form of payment.

Termination of employment before the end of the applicable annual performance period results in forfeiture of annual cash incentive bonus awards, except that if the NEO dies, becomes disabled or retires, a pro rata portion of any otherwise earned annual cash incentive bonus award will be payable upon termination of employment. In the event of a change in control of the Company, followed by the termination of an NEO's employment during the relevant performance period, the annual cash incentive bonus award will be payable at the target level upon termination of employment.

The annual cash incentive bonuses paid to the NEOs for Fiscal 2023 were lower when compared with Fiscal 2022, when the Company achieved record adjusted earnings. Annual cash incentive bonuses for Fiscal 2023 results were paid at 100% of target levels for Corporate executives, 95% of target for Steel Processing executives, 84% of target for Consumer Products executives, 87% of target for Building Products executives and 90% of target for Sustainable Energy Solutions executives. Annual cash incentive bonuses for Fiscal 2022 were paid at 200% of target levels for Corporate executives, 200% of target for Steel Processing executives; 168% of target for Consumer Products executives, 189% of target for Building Products executives and 100% of target for Sustainable Energy Solutions executives.

39 Worthington | 2023 Proxy Statement • Executive Compensation

Annual cash incentive bonuses earned by the NEOs for Fiscal 2023, Fiscal 2022 and Fiscal 2021, are shown in the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement in the “Annual Incentive Bonus Award” column within “Non-Equity Incentive Plan Compensation”.

On June 27, 2023, the Compensation Committee granted annual cash incentive bonus awards to the NEOs for Fiscal 2024. These annual cash incentive bonus awards are shown in the “Annual Cash Incentive Bonus Awards Granted to NEOs for Fiscal 2024” table in this Proxy Statement.

Long-Term Incentive Compensation

The Compensation Committee has implemented a long-term incentive compensation program for the NEOs and other executives, which consists of:

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Stock option grants;
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Long-term performance share awards based on achieving measurable financial results over a three-fiscal-year period;
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Long-term cash performance awards based on achieving measurable financial results over a three-fiscal-year period; and
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Time-vested restricted common share awards.

The Compensation Committee has at times also made special grants of performance-based/time-vested restricted common share awards to select NEOs and other executives in recognition of an executive’s exceptional performance, promotion and/or increase in responsibility.

Long-term performance share awards, long-term cash performance awards, time-vested restricted common share awards, and performance-based/time-vested restricted common share awards are made under the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the “1997 LTIP”). Stock options awards are generally made under the Worthington Industries, Inc. 2010 Stock Option Plan (the "2010 Stock Option Plan"). These plans have been approved by our shareholders.

In setting the size of the overall normal long-term incentive compensation awards, the Compensation Committee generally begins by looking at market median values for the comparator group, and then makes adjustments for each individual for items such as the executive officer’s time in the position, internal equity, performance and such other factors as the Compensation Committee deems appropriate. The percentage of the long-term compensation provided by each type of award (long-term cash performance awards, long-term performance share awards, stock options and restricted common shares) is determined by the Compensation Committee. The value given to stock options for purposes of these awards is determined by the Compensation Committee based on input from its compensation consultant taking into account the anticipated grant date fair value calculated under applicable accounting rules and the stock option values used for recent annual grants. The same is true for restricted common shares, the value of which is generally based on a recent market price of the common shares. Likewise, the value of the long-term performance share awards is generally based on the number of common shares that can be earned at target, multiplied by a recent common share price. The value used for long-term cash performance awards is generally the amount that can be earned at target. The amount of each type of award granted to an executive officer is determined consistent with the above factors, with the specific amount determined by the Compensation Committee on a subjective basis combining all of the factors considered.

The Compensation Committee believes that using a blend of restricted common share awards, stock option awards, long-term performance share awards and long-term cash performance awards represents a particularly appropriate and balanced method of motivating and rewarding senior executives. Restricted common share awards and stock option awards align the interests of employee recipients with those of shareholders by providing value tied to appreciation in the common share price. Long-term cash performance awards motivate long-term results because their value is tied to sustained financial achievement over a multiple-year period. Long-term performance share awards blend both of these features because the number of performance shares received is tied to sustained financial achievement over a multiple-year period, and the value of those performance shares is tied to the price of the common shares. The Compensation Committee believes the combination of these forms of incentive compensation is superior to reliance upon only one form and is consistent with our compensation philosophy and objectives.

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The Compensation Committee generally approves annual time-vested restricted common share awards, annual stock option grants, long-term performance share awards and long-term cash performance awards at its June meeting. The stock option grants and time-vested restricted common share awards are generally made effective following the meeting and after we report earnings for the just-completed fiscal year. Long-term performance share awards and long-term cash performance awards have been based on performance over a three-fiscal-year period beginning with the first day of the first fiscal year in that period. An explanation of the calculation of the compensation expense relative to the equity-based long-term incentive compensation is set forth in the section of this Compensation Discussion and Analysis captioned “Equity-Based Long-Term Incentive Compensation Accounting”.

We have not backdated stock option grants to provide for lower exercise prices, nor have we repriced or offered buyouts of underwater stock options. Current plan provisions prohibit such repricing without shareholder consent.

Stock Options

Stock options are generally granted annually to the NEOs and a select group of key members of management. In practice, the number of common shares covered by a stock option award generally depends upon the employee’s position and external market data.

The following describes the Compensation Committee’s general practice in granting stock options, excluding grants tailored to meet specific circumstances.

All unexercised stock options granted to employees are non-qualified stock options which vest at a rate of one-third per year and fully vest at the end of three years.

Termination of employment results in the forfeiture of unvested stock options, except that the Compensation Committee may exercise its discretion to cause all or a portion of the unvested stock options to vest upon retirement, death or disability. Upon termination of employment due to retirement, death or disability, the vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 36 months after the termination of employment. In the event of a change in control followed by termination of employment without cause or constructive termination of employment, any outstanding stock options will become fully vested and exercisable. Additionally, the then vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 12 months after the termination of employment. The Compensation Committee may allow the holder of a stock option to elect, during the 60-day period following a change in control, to surrender a stock option or a portion thereof in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

Effective June 24, 2022, we made awards of non-qualified stock options to 27 employees to purchase an aggregate of 84,400 common shares, with an exercise price equal to $46.39, the fair market value of the common shares on the grant date. Of those stock options, an aggregate of 44,400 common shares were covered by stock options granted to the NEOs.

The stock option grants to the NEOs in Fiscal 2023 are detailed in the “Grants of Plan-Based Awards for Fiscal 2023” table in this Proxy Statement. For purposes of the “Grants of Plan-Based Awards for Fiscal 2023” table, stock options are valued based on a grant date fair value and calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). This value for stock options is also reported in the “Option Awards” column of the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement.

Information on stock options granted, effective June 30, 2023, to NEOs for Fiscal 2024 is set forth in the section captioned “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2024” in this Proxy Statement.

Long-Term Performance Awards – General

We award a select group of key executives, including the NEOs, long-term cash performance awards and long-term performance share awards which are earned based upon results over a prospective three-fiscal-year performance period.

These long-term performance awards are intended to reward executives for achieving pre-established financial goals over a three-fiscal-year period. Restructuring charges and other selected items are excluded from all calculations, and the impact of inventory holding gains or losses are factored out in calculating Corporate Adjusted EPS and Steel Processing segment earnings.

41 Worthington | 2023 Proxy Statement • Executive Compensation

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For Corporate executives, the goals are tied to Corporate performance.
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Payouts are generally tied to achieving specified levels (threshold, target and maximum) of cumulative Corporate EVA and growth in Corporate Adjusted EPS (each adjusted as noted above) over the performance period, with each performance measure carrying a 50% weighting.
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For Segment executives, the goals are tied to both Corporate performance and the performance of their respective segment.
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Payouts have historically been tied to achieving specified levels (threshold, target and maximum) of cumulative Corporate EVA and Corporate Adjusted EPS growth measures, which together carry a 50% weighting, and segment EOI targets (each adjusted as noted above), which are weighted 50%.

If the performance level falls between threshold and target or between target and maximum, the award is linearly pro-rated. Payouts, if any, would generally be made in the quarter following the end of the applicable performance period. Calculation of our results and the level of attainment of performance measures are made solely by the Compensation Committee based upon our consolidated financial statements.

The Compensation Committee determines the appropriate changes and adjustments and may make adjustments for unusual events or other items deemed to not be indicative of our core operating results, including, without limitation, changes in tax and accounting rules and regulations, extraordinary gains and losses, mergers and acquisitions, and purchases or sales of substantial assets. No such adjustments were made in Fiscal 2023.

These performance measurements have been chosen because the Compensation Committee believes that:

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The Corporate Adjusted EPS growth metric strongly correlates with our growth in equity value;
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EOI and EBIT of a segment tie directly into our Adjusted EPS growth; and
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The cumulative Corporate EVA target, which is driven by net operating profit in excess of the cost of capital employed, keeps management focused on the most effective use of existing assets and pursuing only those growth opportunities which provide returns in excess of the cost of capital.

We have used these, or similar performance measures, since long-term cash performance awards were first granted for the performance period ended May 31, 1998.

The Compensation Committee periodically considers whether to change the performance measures used under the incentive awards and reviews the types of measures used by other companies and other relevant information provided by its compensation consultant.

As a result of the strong results in Fiscal 2023, long-term cash performance awards and long-term performance share awards for the three-fiscal-year period ended with Fiscal 2023 were paid out at 200% of target levels for Corporate executives, 200% of target for Steel Processing executives and 156% of target for legacy Pressure Cylinders executives.

Long-Term Cash Performance Awards

Long-term cash performance awards are intended to reward executives for achieving pre-established financial goals over a three-fiscal-year period. Long-term cash performance awards may be paid in cash, common shares or any combination thereof, as determined by the Compensation Committee at the time of payment. To date, earned long-term cash performance awards have been paid in cash. If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period. Nothing is paid under the long-term cash performance awards if none of the three-fiscal-year financial thresholds are met.

Long-term cash performance awards earned for the three-fiscal-year performance period ended with Fiscal 2023 are described above in the section captioned “Long-Term Performance Awards — General”. The amount of the awards earned by the NEOs for this period is shown in the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement under the “3-year Cash Performance Award” column within “Non-Equity Incentive Plan Compensation”.

Long-term cash performance awards granted in Fiscal 2023 for the three-fiscal-year performance period ending with Fiscal 2025 are reported in the “Grants of Plan-Based Awards for Fiscal 2023” in this Proxy Statement.

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Information on long-term cash performance awards granted in Fiscal 2024 for the three-fiscal-year performance period ending with Fiscal 2026 is shown in the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2024” table in this Proxy Statement.

Long-Term Performance Share Awards

Long-term performance share awards are intended to reward executives for both achieving pre-established financial goals over the three-fiscal-year period and increasing the common share price. The long-term performance share awards are generally paid in common shares and the value is determined not only by the number of common shares earned, but also by the value of the common shares at the time the awards are earned and the common shares are paid out. If the performance criteria are met, payouts are generally made in the quarter following the end of the performance period. Nothing is paid under the long-term performance share awards if none of the three-fiscal-year financial threshold measures are met.

The Compensation Committee has at times also made supplemental grants of long-term performance share awards ("Pro-Rated Awards") to select NEOs and other executives in recognition of their exceptional performance, promotion and/or increase in responsibility. The terms of Pro-Rated Awards are identical to the terms of the long-term performance share awards held by the recipient at the time the Pro-Rated Awards are granted, except that the number of common shares that may be earned by the recipient under the Pro-Rated Awards is set by the Compensation Committee based on the incremental number of attainable common shares that would have been awarded had the exceptional performance, promotion and/or increase in responsibility occurred at the grant date of the then-outstanding long-term performance share awards, prorated for the number of months remaining in each performance period.

Long-term performance share awards earned for the three-fiscal-year performance period ended with Fiscal 2023, are described above in the section captioned “Long-Term Performance Awards — General”. The long-term performance share awards earned were paid in common shares.

Long-term performance share awards granted in Fiscal 2023 for the three-fiscal-year performance period ending with Fiscal 2025 are reported in the “Grants of Plan-Based Awards for Fiscal 2023” table in this Proxy Statement. An explanation of the calculation of the compensation expense relative to those awards is set forth in the “Equity-Based Long-Term Incentive Compensation Accounting” section in this Compensation Discussion and Analysis. If the performance criteria are met, the long-term performance shares earned would generally be issued in the quarter following the end of the performance period.

Information on long-term performance share awards granted in Fiscal 2024 for the three-fiscal-year performance period ending with Fiscal 2026 is shown in the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2024” table in this Proxy Statement.

Long-Term Performance Awards – Impact of Termination/Change in Control

Termination of employment results in forfeiture of long-term cash performance awards and long-term performance share awards, except if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment. Unless the Compensation Committee specifically provides otherwise at the time of grant, if a change in control occurs, followed by termination of employment, all long-term cash performance awards and long-term performance share awards would be payable in full at the target level, and immediately settled or distributed.

Annual Time-Vested Restricted Common Share Awards

Effective June 24, 2022, the Compensation Committee granted annual time-vested restricted common share awards to 44 employees covering an aggregate of 107,400 restricted common shares, which will cliff vest on the third anniversary of the grant date. Of those awards, an aggregate of 47,500 restricted common shares were awarded to the NEOs. In addition, on June 24, 2022, the Compensation Committee made an additional time-vested restricted common share award of 15,000 restricted common shares to Mr. Caravati in recognition of his exceptional performance, which will cliff vest on the third anniversary of the grant date. Time-vested restricted common share awards are intended to reward and incent executives by directly aligning the interests of management with the interests of shareholders. The vesting provision of the time-vested restricted common shares also serves as a management retention incentive. For further details with respect to the

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time-vested restricted common share awards granted to the NEOs effective June 24, 2022, see the “Stock Awards” column of the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement.

Time-vested restricted common share awards to the NEOs in Fiscal 2023 are detailed in the “Grants of Plan-Based Awards for Fiscal 2023” table in this Proxy Statement. For purposes of the “Grants of Plan-Based Awards for Fiscal 2023” table, time-vested restricted common share awards are valued based on grant date fair value and calculated in accordance with ASC 718. This value for time-vested restricted common share awards is also reported in the “Stock Awards” column of the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement.

Termination of employment before the end of the three-year vesting period results in the forfeiture of time-vested restricted common share awards, except that the award will vest (1) in full if the NEO dies or becomes permanently disabled and (2) ratably if the NEO retires (based on the number of full months in the vesting period that have passed prior to retirement), unless the Compensation Committee provides for the vesting of some or all of the time-vested restricted common share award upon retirement. If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the time-vested restricted common share awards will fully vest upon termination of employment. Dividends accrued on time-vested restricted common share awards are distributed to the NEO in conjunction with vesting of the award.

For further details with respect to the time-vested restricted common share awards granted to the NEOs effective June 30, 2023, see the “Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2024” table in this Proxy Statement.

Other Time-Vested Restricted Common Share Awards to non-NEOs in Fiscal 2023

It has been our practice to award restricted common shares to a broader group of employees every two or three years, and to grant restricted common shares to select employees at other times such as when their employment began or they received a promotion. Such awards provide employees with the opportunity to participate in increases in shareholder value as a result of common share price appreciation, and further our objective of aligning the interests of management with the interests of shareholders.

During Fiscal 2023, we made awards to 808 employees covering an aggregate of 207,800 restricted common shares, which will cliff vest on the third anniversary of the respective grant dates. None of these awards were made to an NEO.

Special Performance-Based/Time-Vested Restricted Common Share Awards

The Compensation Committee has at times granted special “one-off” performance-based/time-vested restricted common share awards to select executives, with vesting tied to the price of the common shares attaining certain levels for a 90 consecutive calendar day period during the term of the award. These awards are viewed as particularly appropriate as they are earned by top management only when the common share price increases significantly and, thus, our shareholders are also significantly benefited. While these awards do require a significant increase in the price of the common shares from the price on the grant date in order to vest, the Compensation Committee believes that the common share price targets for these awards are reasonable targets which can be met with steady consistent growth in our performance without the need for any undue risk-taking. The time-based vesting requirements mitigate the incentive for risky behavior intended to drive only a short-term common share price increase, and instead encourage activity that would lead to steady increases in financial results and a common share price which can be maintained.

In Fiscal 2023, the Compensation Committee made a special award, effective June 24, 2022, of 10,000 performance-based/time-vested restricted common shares to Mr. Caravati. The term of the performance-based/time-vested restricted common share award is five years and the restricted common shares will vest if and only when both of the following conditions are met: (a) the closing price of the common shares averages $65.00 per share for any 90 consecutive calendar day period during the five-year term; and (b) Mr. Caravati has remained continuously employed by us through June 24, 2025, or if later, the date the stock price condition is met. The restricted common shares will be forfeited five years from the effective date of the award if the performance-based vesting condition is not met by that date, or as of the date of termination if Mr. Caravati's employment is terminated (with certain exceptions discussed below) before June 24, 2025. If Mr. Caravati's employment is terminated by us without “cause” or Mr. Caravati dies or becomes permanently disabled after the performance condition has been met but before the time-based vesting condition has been met, the restricted common

44 Worthington | 2023 Proxy Statement • Executive Compensation

shares will fully vest as of the termination date. In the case of death or disability of Mr. Caravati, the Compensation Committee may elect, in its sole discretion, to accelerate the vesting of all or a portion of the restricted common shares.

In Fiscal 2021, the Compensation Committee made a special award, effective June 25, 2020, of 25,000 performance-based/time-vested restricted common shares to Mr. Gilmore. The term of this performance-based/time-vested restricted common share award is five years and the restricted common shares will vest if and only when both of the following conditions are met: (a) the closing price of the common shares averages $65.00 per share for any 90 consecutive calendar day period during the five-year term; and (b) Mr. Gilmore has remained continuously employed by us through June 25, 2023, or if later, the date the stock price condition is met. This award vested on June 25, 2023.

The Compensation Committee believes the average or continuous (as applicable) $65.00 per share closing price for 90 consecutive calendar days condition was an appropriate performance target, as its achievement would not only reward the NEO, but also our shareholders in general, as the $65.00 stock price was a meaningful increase in the price of the common shares from the price on the applicable grant date. The Compensation Committee believed this was a reasonable target which could be reached by steady, consistent growth in our performance, without the need for any undue risk-taking.

Termination of employment before the end of the five-year vesting period results in the forfeiture of performance-based/time-vested restricted common share awards, except that the award will vest (1) in full if the NEO’s employment is terminated by us without cause after the performance condition has been met but before the five-year vesting period has ended and (2) in full if the NEO dies or becomes disabled after the performance condition has been met but before the five-year vesting period has ended. The Compensation Committee may also elect to accelerate the vesting of some or all of the performance-based/time-vested restricted common share award if the NEO dies or becomes disabled before the satisfaction of the performance condition. If a change in control occurs and the NEO’s employment is, during the two years following the change in control (but before the end of the five-year term of the award), terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the performance-based/time-vested restricted common share awards will fully vest upon termination of employment.

The Board (and, with respect to Mr. Gilmore and Mr. Caravati, the CEO) have identified Mr. Rose, Mr. Hayek, Mr. Gilmore and Mr. Caravati as key executives who have key roles and responsibilities in leading us forward, as well as driving our efforts, strategic actions and financial results. The Compensation Committee believes these special performance-based/time-vested restricted common share awards have served, and continue to serve, as a strong retention mechanism that provides a unique incentive to these identified leaders to further enhance our success, and directly ties their compensation to our first corporate goal of increasing the value of our shareholders’ investment.

Clawback Policy

The SEC recently adopted rules relating to incentive-based compensation recovery (“clawback”) policies and the NYSE has, in turn, adopted new NYSE Rules that require us to adopt by December 1, 2023 a written clawback policy that meets the requirements of the NYSE Rules. The new clawback policy will require us to seek recovery of erroneously awarded incentive-based compensation received by our executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. We anticipate adopting a clawback policy which satisfies the SEC Rules and NYSE Rules, with such policy becoming effective on October 2, 2023 and being filed with our Annual Report on Form 10-K for Fiscal 2024.

In addition, if we are required to restate our earnings as a result of material non-compliance with a financial reporting requirement due to misconduct, under Section 304 of the Sarbanes-Oxley Act of 2002 (“SOX”), the CEO and our Chief Financial Officer (“CFO”) would be required to reimburse us for any bonus or other incentive-based or equity-based compensation received by them from us during the 12-month period following the first filing with the SEC of the financial document that embodied the financial reporting requirement required to be restated, and any profits realized from the sale of the common shares during that 12-month period, to the extent required by SOX.

Equity-Based Long-Term Incentive Compensation Accounting

The accounting treatment for equity-based long-term incentive compensation is governed by ASC 718. Stock options are valued using the Black-Scholes pricing model based upon the grant date closing price per common share underlying the stock option award, the expected life of the stock option award, the risk-free interest rate, the dividend yield, and the expected volatility. Further information concerning the valuation of stock options and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2023 Form 10-K.

45 Worthington | 2023 Proxy Statement • Executive Compensation

Long-term performance share awards payable in common shares are initially valued using the price per common share based on the target award, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based upon an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Long-term cash performance awards are initially valued at the target level, and compensation expense is recorded prospectively over the performance period on a straight-line basis. This amount is then adjusted on a quarterly basis based on an estimate of the performance level anticipated to be achieved for the performance period in light of actual and forecasted results.

Restricted common shares are valued at fair value as of the date of grant and the calculated compensation expense is recognized on a straight-line basis over their respective vesting periods. For restricted common shares with only time-based vesting, fair value is generally equal to the closing price of the common shares at the respective grant date. If the vesting is subject to other conditions, such as the special performance-based/time-vested restricted common share awards, the value is generally calculated under a Monte Carlo simulation model. Further information concerning the valuation of restricted common shares and the assumptions used in that valuation is contained in “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2023 Form 10-K.

Deferred Profit Sharing Plan

The NEOs participate in the Worthington Industries, Inc. Deferred Profit Sharing Plan (the “DPSP”), together with most of our other full-time, non-union employees. The DPSP is a 401(k) plan and is our primary retirement plan. Contributions made by us to participants’ accounts under the DPSP are generally based on 3% of eligible compensation which includes base salary, profit sharing, bonus and annual cash incentive bonus payments, overtime and commissions, up to the maximum limit set by the Internal Revenue Service (“IRS”) from year to year ($330,000 for calendar 2023). In addition, the NEOs and other participants in the DPSP may elect to make voluntary contributions up to prescribed IRS limits. These voluntary contributions are generally matched by our contribution of 50% of the first 4% of eligible compensation contributed by the participant. Distributions under the DPSP are generally deferred until retirement, death or total and permanent disability.

Non-Qualified Deferred Compensation

The NEOs and other highly-compensated employees are eligible to participate in the Worthington Industries, Inc. Amended and Restated 2005 Non-Qualified Deferred Compensation Plan (as amended, the “2005 NQ Plan”). The 2005 NQ Plan is a voluntary, non-tax-qualified, unfunded deferred compensation plan available only to select highly-compensated employees for the purpose of providing deferred compensation, and thus potential tax benefits, to these employees.

Under the 2005 NQ Plan, our executive officers may defer the payment of up to 50% of their base salary and up to 100% of their bonus and/or annual cash incentive bonus awards. Amounts deferred are credited to the participants’ bookkeeping accounts under the 2005 NQ Plan at the time the base salary and/or bonus/annual cash incentive bonus awards would have otherwise been paid. In addition, we may make discretionary employer contributions to the participants’ bookkeeping accounts in the 2005 NQ Plan. In recent years, we have made employer contributions in order to provide the same percentage of retirement-related deferred compensation to executive officers compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under the DPSP. For the 2022, 2021 and 2020 calendar years, we made contributions to the 2005 NQ Plan for participants equal to (i) 3% of an executive’s annual compensation (base salary plus bonus/annual cash incentive bonus award) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the executive to the DPSP to the extent not matched by us under the DPSP. Participants in the 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting: (i) the returns on those investment options available under the DPSP; or (ii) a fixed interest rate set annually by the Compensation Committee (2.36% for Fiscal 2023), or (b) in theoretical common shares reflecting increases or decreases in the fair market value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the 2005 NQ Plan may change the investment options for their bookkeeping accounts as of the time permitted under the DPSP for the same or a similar investment option.

Employees’ bookkeeping accounts in the 2005 NQ Plan are fully vested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. Payouts of amounts credited to all other investment options are made in cash. Payments will be made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by us. Payments are made either in a lump sum or in installments, all as chosen by the participant at the time the deferral is

46 Worthington | 2023 Proxy Statement • Executive Compensation

elected. The Compensation Committee may permit hardship withdrawals from a participant’s account under defined guidelines.

Contributions or deferrals for the period before January 1, 2005, are maintained under the Worthington Industries, Inc. Non-Qualified Deferred Compensation Plan, effective March 1, 2000 (as amended, the “2000 NQ Plan”). Contributions and deferrals for periods on or after January 1, 2005 are maintained under the 2005 NQ Plan, which was adopted to replace the 2000 NQ Plan in order to comply with the provisions of the then newly-adopted Section 409A of the Internal Revenue Code applicable to non-qualified deferred compensation plans. Among other things, the provisions of Section 409A generally are more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid. The 2005 NQ Plan and the 2000 NQ Plan are collectively referred to as the “Employee Deferral Plans”.

Perquisites

We make a Club membership available to NEOs and certain other executives because we believe that such memberships can be useful for business entertainment purposes.

For security and safety reasons, the NEOs occasionally use our airplanes for personal travel. In such cases, the NEOs who use our airplanes for personal travel are charged an amount equal to the standard industry fare level, or SIFL rate, set forth in the regulations promulgated by the United States Department of the Treasury (“Treasury Regulations”), which is generally less than our incremental costs.

Other Company Benefits

We provide employees, including the NEOs, with a variety of other employee welfare benefits including medical benefits, disability benefits, life insurance, and accidental death and dismemberment insurance, which are generally provided to all full-time, non-union employees. We also provide NEOs and select senior executives life insurance and disability insurance benefits which are generally not provided to other employees, and for which we pay the full amount of the applicable premiums.

Termination and Change in Control Arrangements

We are not a party to any employment agreement or severance agreement with an NEO. An NEO whose employment with us terminates in certain circumstances is entitled to compensation that the Compensation Committee believes is appropriate, taking into account the time expected for a terminated NEO to find another job, and is intended to ease the consequences to an NEO of a termination of employment.

The Compensation Committee recognizes the importance to us and our shareholders of avoiding the distraction and loss of key executives that may occur in connection with any rumored, threatened or actual change in control. To that end, the Compensation Committee believes that providing reasonable change in control benefits to our NEOs protects shareholder interests by enhancing executive focus during rumored, threatened or actual change in control activity through incentives to remain with us despite uncertainties while a transaction is under consideration or pending and assurance of benefits in the event of termination of employment in connection with a change in control. To reduce the potential distraction due to personal uncertainties and risks that inevitably arise when a change in control is rumored, threatened or pending, the NEOs are entitled to change in control benefits in connection with incentive compensation awards. The benefits under the incentive compensation awards are subject to a “double trigger” that provides for accelerated vesting of incentive compensation awards in connection with a change in control only if the employment of the NEO is terminated in connection with the change in control.

The Compensation Committee believes that these change in control provisions are appropriate, particularly because we have no employment agreements or other stand-alone change in control agreements relative to the NEOs or other executives. The payments that an NEO would be entitled to receive upon termination or a change in control are not considered by the Compensation Committee when making annual compensation decisions for the NEOs and do not factor into decisions made by the Compensation Committee regarding other compensation elements.

For additional information regarding the termination and change in control arrangements with the NEOs, see the section of this Proxy Statement captioned “Executive Compensation – Potential Payments Upon Termination or Change in Control”.

47 Worthington | 2023 Proxy Statement • Executive Compensation

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally limits the deduction that we may take for certain remuneration paid in excess of $1,000,000 to any “covered employee” in any one taxable year. Section 162(m) of the Internal Revenue Code applies to the CEO, the CFO and each of our three most highly compensated officers (not including the CEO and the CFO) and any person who has been the CEO, the CFO, or one of the other three most highly compensated officers in any year beginning after December 31, 2016.

The Compensation Committee intends to continue to examine the best method to pay incentive compensation to executive officers, which will include consideration of any changes to Section 162(m) of the Internal Revenue Code. In all cases, whether or not some portion of a covered employee’s compensation is tax deductible, the Compensation Committee will continue to carefully consider the net cost and value of our compensation policies to us.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis (the “CD&A”) contained in this Proxy Statement and discussed the CD&A with management. Based upon such review and discussion, the Compensation Committee recommended to the full Board, and the full Board approved, that the CD&A be included in this Proxy Statement and incorporated by reference into the 2023 Form 10-K.

The foregoing report is provided by the Compensation Committee of the Board.

Compensation Committee

John B. Blystone, Chair
Kerrii B. Anderson
Michael J. Endres
Ozey K. Horton, Jr.

48 Worthington | 2023 Proxy Statement • Executive Compensation

Fiscal 2023 Summary Compensation Table

The following table lists, for each of Fiscal 2023, Fiscal 2022 and Fiscal 2021, the compensation of our NEOs (i.e., our CEO, CFO, and the three other most highly compensated executive officers at the end of Fiscal 2023).

Fiscal 2023 Summary Compensation Table

						Non-Equity Incentive Plan Compensation
						Short-Term / Long-Term
Name and Principal Position(s) During Fiscal 2023	Fiscal Year	Salary ($) (1)	Discretionary Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Annual Incentive Bonus Award ($) (1)	3-year Cash Performance Award ($) (4)	All Other Compensation ($) (5)	Total ($)
B. Andrew Rose,	2023	735,038	0	2,246,806	415,798	1,047,900	2,666,666	167,578	7,279,786
President and Chief	2022	668,038	0	2,533,999	333,944	1,860,000	2,000,000	141,943	7,537,925
Executive Officer	2021	646,304	0	1,462,428	282,960	1,665,450	1,466,666	98,165	5,621,973
Joseph B. Hayek,	2023	490,769	0	691,211	126,049	613,770	840,000	103,769	2,865,568
Vice President and	2022	441,519	0	517,634	104,728	1,100,000	706,666	105,014	2,975,561
Chief Financial Officer	2021	395,457	495,000	520,713	105,848	915,998	613,334	58,211	3,104,561
Geoffrey G. Gilmore,	2023	656,515	0	774,713	145,693	810,176	1,026,668	99,462	3,513,227
Executive Vice President	2022	630,669	0	601,900	122,512	1,550,001	946,668	109,721	3,961,471
and Chief Operating Officer	2021	614,312	748,000	1,230,806	144,624	1,384,174	824,683	86,010	5,032,609
John P. McConnell,	2023	426,452	0	0	0	427,623	1,676,456	58,961	2,589,492
Executive Chairman	2022	410,861	0	0	0	824,000	3,320,600	48,902	4,604,364
	2021	487,797	400,000	579,801	117,376	740,200	3,474,080	48,383	5,847,637
Steven M. Caravati, President, Consumer Products, Worthington Cylinder Corporation(6)	2023	334,815	0	1,298,194	39,288	243,146	155,900	37,596	2,108,939

(1)
The amounts shown in these columns include that portion of salaries, discretionary bonuses and annual incentive bonus awards the NEOs elected to defer pursuant to the DPSP or the 2005 NQ Plan. Amounts deferred pursuant to the 2005 NQ Plan in Fiscal 2023 are separately shown in the “Non-Qualified Deferred Compensation for Fiscal 2023” table in this Proxy Statement.
(2)
The amounts shown in this column include the aggregate grant date fair values of: (i) the long-term performance share awards granted to the NEOs under the 1997 LTIP in Fiscal 2023, Fiscal 2022 and Fiscal 2021; (ii) the time-vested restricted common share awards granted to the NEOs in Fiscal 2023, Fiscal 2022 and Fiscal 2021; and (iii) the performance-based/time-vested restricted common share awards granted to Mr. Gilmore in Fiscal 2021 and to Mr. Caravati in Fiscal 2023. The following table shows separately the aggregate grant date fair values of these awards.

	Fiscal 2023	Fiscal 2022	Fiscal 2021
B. Andrew Rose:
Long-term performance share award (a)	$984,999	$656,071	$576,108
Time-vested restricted common share award (b)	$1,261,808	$1,877,928	$886,320
Joseph B. Hayek:
Long-term performance share award (a)	$310,813	$204,646	$206,808
Time-vested restricted common share award (b)	$380,398	$312,988	$313,905
Geoffrey G. Gilmore:
Long-term performance share award (a)	$334,008	$240,760	$280,668
Time-vested restricted common share award (b)	$440,705	$361,140	$428,388
Special performance-based/time-vested restricted common share award (c)	$0	$0	$521,750
John P. McConnell:
Long-term performance share award (a)	$0	$0	$232,659
Time-vested restricted common share award (b)	$0	$0	$347,142
Steven M. Caravati:
Long-term performance share award (a)	$126,830	N/A	N/A
Time-vested restricted common share award (b)	$120,614	N/A	N/A
Time-vested restricted common share award (d)	$696,850	N/A	N/A
Performance-based/time-vested restricted common share award (e)	$354,900	N/A	N/A

(a)
The amounts for the long-term performance share awards are computed in accordance with ASC 718 as of the date the long-term performance share awards were granted. These grant date fair values were calculated based upon the “target” award and the closing price of the common shares on the date of the grant which was: $46.39 for the Fiscal 2023 awards; $60.19 for the Fiscal 2022 awards; and $36.93 for the Fiscal 2021 awards. The aggregate grant date fair values included for the long-term performance share awards would have been (i) double the amounts shown above for each fiscal year if the “maximum” award had been used instead of the “target” award and (ii) half of the amounts shown above for each fiscal year if the “threshold” award had been used. The performance measures associated with the long-term performance share awards are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General” in this Proxy Statement. The “Grants of Plan-Based Awards for Fiscal 2023” table in this Proxy Statement provides information on the long-term performance share awards granted in Fiscal 2023.

49 Worthington | 2023 Proxy Statement • Executive Compensation

(b)
The amounts for the time-vested restricted common share awards are computed in accordance with ASC 718 as of the date the awards were granted. These amounts were calculated by multiplying the number of restricted common shares granted by the closing price of the common shares on the date of the grant, which for Fiscal 2023 was $46.39; for Fiscal 2022 was $60.19; and for Fiscal 2021 was $36.93. The time-vested restricted common share awards are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Annual Restricted Common Share Awards to Executives” in this Proxy Statement. The “Grants of Plan-Based Awards for Fiscal 2023” table in this Proxy Statement provides information on the time-vested restricted common share awards granted in Fiscal 2023.
(c)
Mr. Gilmore received this performance-based/time-vested restricted common share award for 25,000 restricted common shares effective June 25, 2020 (Fiscal 2021). The grant date fair value was $20.87 per common share, determined using the Monte Carlo simulation model. The terms of this award are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” in this Proxy Statement.
(d)
Mr. Caravati received this time-vested restricted common share award for 15,000 restricted common shares effective June 24, 2022 (Fiscal 2023). The terms of this award are otherwise substantially the same as those of the time-vested restricted common share awards described in footnote (b) above. The amount shown was calculated as described in footnote (b).
(e)
Mr. Caravati received this performance-based/time-vested restricted common share award for 10,000 restricted common shares effective June 24, 2022 (Fiscal 2023). The grant date fair value was $35.49 per common share, determined using the Monte Carlo simulation model. The terms of this award are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” in this Proxy Statement.
(3)
The amounts shown in this column represent the aggregate grant date fair values of the stock option awards granted to the NEOs in Fiscal 2023 ($16.37 per common share), Fiscal 2022 ($19.76 per common share) and Fiscal 2021 ($10.48 per common share), computed in accordance with ASC 718. The amounts shown in this column exclude the impact of estimated forfeitures, as required by applicable SEC Rules. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2023 Form 10-K for the assumptions used and additional information regarding the stock options. The “Grants of Plan-Based Awards for Fiscal 2023” table in this Proxy Statement provides further information on stock option awards granted in Fiscal 2023.
(4)
The amounts shown in this column reflect the long-term cash performance awards earned by the NEOs for the three-fiscal-year performance periods ended with Fiscal 2023, Fiscal 2022 and Fiscal 2021. Due to restrictions under the Hart-Scott-Rodino Act on common share issuances to Mr. McConnell, his net common share award was paid in cash.
(5)
The following table describes each component of the “All Other Compensation” column for Fiscal 2023:

All Other Compensation Table

Name	Company Contributions under DPSP (401(k) Plan) ($) (a)	Company Contributions under 2005 NQ Plan ($) (b)	Group Term Life and Disability Insurance Premiums Paid ($) (c)	Perquisites ($) (d) (e)
B. Andrew Rose	16,635	112,635	7,215	31,093
Joseph B. Hayek	16,163	63,115	6,833	17,658
Geoffrey G. Gilmore	15,769	64,020	6,833	12,840
John P. McConnell	15,567	35,501	7,893	*
Steven M. Caravati	15,660	18,019	3,917	*

(a)
The amounts in this column represent our contributions and our matching contributions made under the DPSP which are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Deferred Profit Sharing Plan” in this Proxy Statement.
(b)
The amounts in this column represent our contributions and our matching contributions made under the 2005 NQ Plan to the bookkeeping accounts of the NEOs. See the “Non-Qualified Deferred Compensation for Fiscal 2023” table in this Proxy Statement for more information concerning the contributions made by us under the 2005 NQ Plan for Fiscal 2023.
(c)
The amounts in this column represent the dollar value of the group term life insurance and disability insurance premiums paid by us on behalf of the NEOs.
(d)
Perquisites generally include dues and similar fees paid by us for Club memberships used by the NEOs for both business and personal use. Such membership dues and similar fees amounted to $12,840 for each of Messrs. Rose, Hayek and Gilmore. Perquisites also include the aggregate incremental cost of the personal use of our aircraft, which amounted to $18,253 for Mr. Rose and $4,818 for Mr. Hayek. The reported aggregate incremental cost of the personal use of our aircraft is based on the direct costs associated with operating a flight, including fuel, landing fees, pilot and flight attendant fees, on-board catering and trip-related hangar costs and excluding the value of the disallowed corporate income tax deductions associated with the personal use of the aircraft. Since our aircraft are used primarily for business travel, the reported aggregate incremental cost excludes fixed costs which do not change based on usage, including depreciation and monthly management fees.
(e)
The column shows “*” when the aggregate value of the perquisites and other personal benefits received by the NEO for the fiscal year was less than $10,000.
(6)
Mr. Caravati did not qualify as an NEO under applicable SEC Rules until Fiscal 2023. Accordingly, this table shows information for him for Fiscal 2023 only.

50 Worthington | 2023 Proxy Statement • Executive Compensation

Grants of Plan-Based Awards

The following table provides information about the equity and non-equity awards granted to the NEOs in Fiscal 2023:

Grants of Plan-Based Awards for Fiscal 2023

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (6)			All Other Stock Awards:	All Other Option Awards: Number of	Exercise or Base	Grant Date
Name	Grant Date	Compensation Committee Approval Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)	Number of Shares of Stock or Units	Common Shares Underlying Options (7)	Price of Option Awards ($/Share)	Fair Value of Stock and Option Awards ($)
B. Andrew Rose	6/1/2022	6/21/2022	(1)	525,000	1,050,000	2,100,000
	6/24/2022	6/21/2022	(2)	800,000	1,600,000	3,200,000
	6/24/2022	6/21/2022					10,617	21,233	42,466			46.39	984,999
	6/24/2022	6/21/2022									25,400	16.37	415,798
	6/24/2022	6/21/2022	(3)							27,200		46.39	1,261,808
Joseph B. Hayek	6/1/2022	6/21/2022	(1)	307,500	615,000	1,230,000
	6/24/2022	6/21/2022	(2)	240,000	480,000	960,000
	6/24/2022	6/21/2022					3,350	6,700	13,400			46.39	310,813
	6/24/2022	6/21/2022									7,700	16.37	126,049
	6/24/2022	6/21/2022	(3)							8,200		46.39	380,398
Geoffrey G. Gilmore	6/1/2022	6/21/2022	(1)	405,900	811,800	1,623,600
	6/24/2022	6/21/2022	(2)	280,000	560,000	1,120,000
	6/24/2022	6/21/2022					3,600	7,200	14,400			46.39	334,008
	6/24/2022	6/21/2022									8,900	16.37	145,693
	6/24/2022	6/21/2022	(3)							9,500		46.39	440,705
John P. McConnell	6/1/2022	6/21/2022	(1)	214,240	428,480	856,950
	6/24/2022	6/21/2022	(2)	500,000	1,000,000	2,000,000
Steven M. Caravati	6/1/2022	6/21/2022	(1)	144,730	289,460	578,920
	6/24/2022	6/21/2022	(2)	75,000	150,000	300,000
	6/24/2022	6/21/2022					1,367	2,734	5,468			46.39	126,830
	6/24/2022	6/21/2022									2,400	16.37	39,288
	6/24/2022	6/21/2022	(3)							2,600		46.39	120,614
	6/24/2022	6/21/2022	(4)							15,000		46.39	695,850
	6/24/2022	6/21/2022	(5)							10,000		35.49	354,900

(1)
These rows show the potential payouts which could have been earned under annual cash incentive bonus awards granted under the Annual Incentive Plan for Executives, based on achievement of specified levels of performance for the fiscal year ended May 31, 2023. The types of performance measured and the weighting of those measurements are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Annual Cash Incentive Bonus Compensation” in this Proxy Statement. For Fiscal 2023, the NEOs earned the amounts shown in the “2023” rows of the “Annual Incentive Bonus Award” column of the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement. Please also see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Cash Compensation Earned in Fiscal 2023 and Company Performance” in this Proxy Statement for more information about these awards.
(2)
These rows show the potential payouts under long-term cash performance awards granted to the NEOs under the 1997 LTIP for the three-fiscal-year performance period from June 1, 2022 to May 31, 2025. The types of performance measured and the weighting of those measurements are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General” in this Proxy Statement. For further information on the terms of the long-term cash performance awards, see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General”, “— Long-Term Cash Performance Awards”, and “— Long-Term Performance Awards — Impact of Termination/Change in Control” in this Proxy Statement. For additional information about the effect of termination or a change in control, also see the discussion in the section captioned “Executive Compensation – Compensation Discussion and Analysis — Termination and Change in Control Arrangements” and “Executive Compensation — Potential Payments Upon Termination or Change in Control” in this Proxy Statement.
(3)
These rows show the number of time-vested restricted common shares awarded effective June 24, 2022 under the 1997 LTIP, which will generally cliff vest three years after the grant date. The restricted common shares granted to the NEOs are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of a restricted common share award may exercise any voting rights associated with the restricted common shares during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid.

These time-vested restricted common share awards are generally forfeited in the event of termination of an NEO’s employment before vesting, except that (i) the restricted common shares will fully vest if the NEO dies or becomes totally disabled, (ii) a pro-rated portion of the restricted common shares will vest upon the NEO’s retirement, and (iii) the Compensation Committee, in its discretion, may elect to vest all or a portion of the restricted common shares upon the NEO’s retirement. For information on the effect of termination or a change in control, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Termination and Change in Control Arrangements” and “Executive Compensation — Potential Payments Upon Termination or Change in Control” in this Proxy Statement.

The grant date fair value for the annual time-vested restricted common share awards, computed in accordance with ASC 718, was calculated by multiplying the number of restricted common shares granted by the $46.39 closing price of the common shares on the grant date. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2023 Form 10-K for additional information regarding the awards.

(4)
This row shows the time-vested restricted common shares awarded effective on June 24, 2022 to Mr. Caravati under the 1997 LTIP with a three-year cliff vesting period. The terms of this award, and the manner in which the grant date fair value of this award was computed, are substantially the same as for the time-vested restricted common share awards described in footnote (3) above.

51 Worthington | 2023 Proxy Statement • Executive Compensation

(5)
This row shows the performance-based/time vested restricted common share award for 10,000 restricted common shares awarded effective June 24, 2022 (Fiscal 2023) to Mr. Caravati under the 1997 LTIP. The term of this award is five years and the restricted common shares will vest when both (i) the closing price of the Company’s common shares equals or exceeds $65.00 per share for 90 consecutive calendar days during the five-year term; and (ii) Mr. Caravati has remained continuously employed for the five-year term. See the first paragraph of footnote (3) for more information concerning restricted common shares generally. The grant date fair value for the performance-based/time-vested restricted common share award, computed in accordance with ASC 718 using the Monte Carlo simulation model, was $35.49 per share. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. — Financial Statements and Supplementary Data” of the 2023 Form 10-K for assumptions used and additional information regarding the method for calculating the grant date fair value of the performance-based/time-vested restricted common share award and additional information regarding the award.
(6)
These columns show the potential payouts under long-term performance share awards granted to the NEOs under the 1997 LTIP for the three-fiscal-year performance period from June 1, 2022 to May 31, 2025. The types of performance measured and the weighting of those measurements are described in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General” in this Proxy Statement. For further information on the terms of the long-term performance share awards, including those applicable to termination or a change in control, see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Termination and Change in Control Arrangements”, — Long-Term Performance Awards — General”, “— Long-Term Performance Share Awards” and “— Long-Term Performance Awards — Impact of Termination/Change in Control” and “Executive Compensation —Potential Payments Upon Termination or Change in Control” in this Proxy Statement. The grant date fair value for the long-term performance share awards, computed in accordance with ASC 718, was calculated based upon the “target” award and the $46.39 closing price of the common shares on the date of grant.
(7)
These stock options were granted as of June 24, 2022 under the 2010 Stock Option Plan with exercise prices equal to the fair market value of the underlying common shares on the date of grant. The stock options become exercisable in increments of one-third per year on each of the first through third anniversaries of their grant date. For further information on the terms of the stock options, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Stock Options” in this Proxy Statement. For information on the effect of a termination or change in control, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Termination and Change in Control Arrangements” and “Executive Compensation – Potential Payments Upon Termination or Change in Control” in this Proxy Statement. The grant date fair value of the option awards was $16.37 per share, computed in accordance with ASC 718. Generally, the grant date fair value of the stock options is the aggregate amount we would include as a compensation expense in our consolidated financial statements over each award’s three-year vesting schedule. See “Note A — Summary of Significant Accounting Policies — Stock-Based Compensation” and “Note L — Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. — Financial Statements and Supplementary Data” of the 2023 Form 10-K for the method (Black-Scholes) used in calculating the fair value of the stock option awards and additional information regarding the stock option awards.

52 Worthington | 2023 Proxy Statement • Executive Compensation

Outstanding Equity Awards at Fiscal 2023 Year-End

The following table summarizes the outstanding stock option awards, restricted common share awards and long-term performance share awards held by the NEOs as of May 31, 2023. For additional information about these equity awards, see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Stock Options”, “— Long-Term Performance Awards – General”, “— Long-Term Performance Share Awards”, “— Annual Restricted Common Share Awards to Executives”, “— Other Restricted Common Share Awards to NEOs in Fiscal 2023” and “— Special Performance-Based/Time-Vested Restricted Common Share Awards”, in this Proxy Statement.

Option Awards (1)						Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)		Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date
B. Andrew Rose	9,000	0		43.04	06/30/2024
	13,500	0		42.30	06/30/2026
	11,500	0		47.76	06/29/2027
	11,500	0		42.91	06/28/2028
	14,000	0		38.91	06/27/2029
	18,000	9,000	(5)	36.93	06/25/2030
	5,633	11,267	(6)	60.19	06/25/2031
	0	25,400	(7)	46.39	06/24/2032
						24,000	(8)	1,347,120
						31,200	(9)	1,751,256
						27,200	(10)	1,526,736
						175,000	(11)	9,822,750
									12,366	694,104	05/31/2024
									21,233	1,191,808	05/31/2025
Joseph B. Hayek	1,500	0		43.04	06/30/2024
	2,000	0		30.92	06/26/2025
	1,500	0		42.30	06/30/2026
	1,200	0		47.76	06/29/2027
	1,200	0		42.91	06/28/2028
	4,200	0		42.10	11/01/2028
	6,800	0		38.91	06/27/2029
	6,734	3,366	(5)	36.93	06/25/2030
	1,767	3,533	(6)	60.19	06/25/2031
	0	7,700	(7)	46.39	06/24/2032
						8,500	(8)	477,105
						5,200	(9)	291,876
						8,200	(10)	460,266
						25,000	(12)	1,403,250
						50,000	(13)	2,806,500
									3,733	209,533	05/31/2024
									6,700	376,071	05/31/2025

53 Worthington | 2023 Proxy Statement • Executive Compensation

Option Awards (1)						Stock Awards
Name	No. of Common Shares Underlying Unexercised Options (#) Exercisable	No. of Common Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock that Have Not Vested (#) (2)		Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Performance Period Ending Date
Geoffrey G. Gilmore	3,333	0		38.91	06/27/2029
	9,200	4,600	(5)	36.93	06/25/2030
	2,067	4,133	(6)	60.19	06/25/2031
	0	8,900	(7)	46.39	06/24/2032
						11,600	(8)	651,108
						6,000	(9)	336,780
						9,500	(10)	533,235
						50,000	(11)	2,806,500
						30,000	(14)	1,683,900
						25,000	(15)	1,403,250
									4,400	246,972	05/31/2024
									7,200	404,136	05/31/2025
John P. McConnell	17,000	0		43.04	06/30/2024
	35,000	0		30.92	06/26/2025
	26,500	0		42.30	06/30/2026
	22,000	0		47.76	06/29/2027
	22,000	0		42.91	06/28/2028
	27,000	0		38.91	06/27/2029
	7,466	3,734	(5)	36.93	06/25/2030
						9,400	(8)	527,622
									0	0	05/31/2024
									0	0	05/31/2025
Steven M. Caravati	433	867	(6)	60.19	06/25/2031
	0	2,400	(7)	46.39	06/24/2032
						1,600	(8)	89,808
						1,300	(9)	72,969
						2,600	(10)	145,938
						15,000	(16)	841,950
						10,000	(17)	561,300
									1,067	59,891	05/31/2024
									2,734	153,459	05/31/2025

(1)
All stock options outstanding as of May 31, 2023 were granted under the 2010 Stock Option Plan with exercise prices equal to the fair market value of the underlying common shares on the date of grant. All unvested stock options become exercisable in increments of one-third per year for the first three anniversaries of the grant date, subject to continued employment of the NEO and the terms of each stock option award. See the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Stock Options” in this Proxy Statement. The dates listed for vesting of the stock options in footnotes (5), (6) and (7) below are subject to continued employment of the NEO and the terms of the applicable stock option awards.
(2)
The restricted common shares granted to the NEOs are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted common shares may exercise any voting rights associated with the restricted common shares during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid. For further information concerning the terms of the restricted common shares granted to the NEOs, please see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Annual Restricted Common Share Awards to Executives”, “— Other Restricted Common Share Awards to NEOs in Fiscal 2023”, “— Special Performance-Based/Time-Vested Restricted Common Share Awards” and “— Grants of Plan-Based Awards” in this Proxy Statement.
(3)
Each market value shown in this column is calculated by multiplying the number of restricted common shares by the $56.13 closing price of the common shares on May 31, 2023, the last business day of Fiscal 2023, without any discount for restrictions.
(4)
The amounts shown in this column assume that the long-term performance share awards granted for each of the three-fiscal-year periods ending with Fiscal 2024 and Fiscal 2025 will be earned at the “target” amount based upon achieving those specified performance levels and multiplying such amount by the $56.13 closing price of the common shares on May 31, 2023, the last business day of Fiscal 2023. See the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns of the “Grants of Plan-Based Awards for Fiscal 2023” table in this Proxy Statement for the threshold, target and maximum number of long-term performance shares that may be received for the three-fiscal-year performance period ending with Fiscal 2025.
(5)
Unexercisable stock options vested on June 25, 2023.
(6)
Unexercisable stock options vested 50% on June 25, 2023 and will vest 50% on June 25, 2024, subject to continued employment of the NEO and the terms of the stock option award.
(7)
Unexercisable stock options vested one-third on June 24, 2023 and will vest one-third on each of June 24, 2024 and June 24, 2025, subject to continued employment of the NEO and the terms of the stock option award.
(8)
This time-vested restricted common share award was granted effective June 25, 2020 under the 1997 LTIP, and became fully vested on June 25, 2023, the third anniversary of the date of grant.

54 Worthington | 2023 Proxy Statement • Executive Compensation

(9)
This time-vested restricted common share award was granted effective June 25, 2021 under the 1997 LTIP, and will become fully vested on the third anniversary of the date of grant, subject to continued employment of the NEO and the terms of the time-vested restricted common share award.
(10)
This time-vested restricted common share award was granted effective June 24, 2022 under the 1997 LTIP, and will become fully vested on the third anniversary of the date of grant, subject to continued employment of the NEO and the terms of the time-vested restricted common share award.
(11)
Effective September 26, 2018, the NEO received this performance-based/time-vested restricted common share award which will vest if both: (a) the closing price of the common shares equals or exceeds $65.00 per share for 90 consecutive calendar days during the five-year period ending on September 26, 2023; and (b) the NEO has continuously remained our employee through September 26, 2023.
(12)
This time-vested restricted common share award was granted effective September 25, 2019 under the 1997 LTIP, and will become fully vested on September 25, 2024, subject to continued employment of the NEO and the terms of the time-vested restricted common share award.
(13)
Effective September 25, 2019, the NEO received this performance-based/time-vested restricted common share award which will vest if both: (a) the closing price of the common shares equals or exceeds $65.00 per share for 90 consecutive calendar days during the five-year period ending on September 25, 2024; and (b) the NEO has continuously remained our employee through September 25, 2024.
(14)
This time-vested restricted common share award was granted effective September 26, 2018 under the 1997 LTIP, and will become fully vested on September 26, 2023, subject to continued employment of the NEO and the terms of the time-vested restricted common share award.
(15)
Effective June 25, 2020, the NEO received this performance-based/time-vested restricted common share award which was to vest if both: (a) the closing price of the common shares averaged $65.00 per share for 90 consecutive calendar days during the five-year period ending on June 25, 2025; and (b) the NEO had continuously remained our employee through June 25, 2023, or, if later, the date the common share price condition was met. The performance goals were achieved and this award vested on June 25, 2023. Further information on this award is set forth in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” in this Proxy Statement.
(16)
This time-vested restricted common share award was granted effective June 24, 2022 under the 1997 LTIP, and will become fully vested on June 24, 2025, subject to continued employment of the NEO and the terms of the time-vested restricted common share award.
(17)
Effective June 24, 2022, the NEO received this performance-based/time-vested restricted common share award which will vest if both: (a) the closing price of the common shares averages $65.00 per share for 90 consecutive calendar days during the five-year period ending on June 24, 2027; and (b) the NEO has continuously remained our employee through June 24, 2025, or, if later, the date the common share price condition is met. Further information on this award is set forth in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Special Performance-Based/Time-Vested Restricted Common Share Awards” in this Proxy Statement.

55 Worthington | 2023 Proxy Statement • Executive Compensation

Option Exercises and Stock Vested

The following table sets forth information about (i) non-qualified stock options exercised by NEOs in Fiscal 2023; (ii) long-term performance share awards earned by NEOs for the three-fiscal-year period ended with Fiscal 2023; and (iii) time-vested restricted common shares held by NEOs which vested in Fiscal 2023:

Option Exercises and Stock Vested During Fiscal 2023

	Option Awards Exercised		Stock Awards Vested
Name	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Common Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
B. Andrew Rose	26,000	731,521
			41,134	(1)	2,861,281	(1)
			12,000	(2)	559,320	(2)
Joseph B. Hayek	0	0
			13,134	(1)	913,601	(1)
			5,400	(2)	251,694	(2)
			25,000	(3)	1,186,750	(3)
Geoffrey G. Gilmore	0	0
			16,000	(1)	1,112,960	(1)
			8,500	(2)	396,185	(2)
John P. McConnell	17,000	438,706
			12,600	(1)	876,456	(1)
			22,500	(2)	1,048,725	(2)
Steven M. Caravati	0	0
			2,027	(1)	140,998	(1)
			1,900	(4)	98,420	(4)

(1)
The number of common shares acquired on vesting relates to long-term performance share awards granted effective June 1, 2019, and represents the common shares earned with respect to the three-fiscal-year period ended with Fiscal 2023. The value realized on vesting represents the number of common shares earned multiplied by the closing market price of the common shares on the July 3, 2023 release date ($69.56 per common share). The number of common shares actually received by the NEOs was reduced in each case by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows: Mr. Rose – 22,478; Mr. Hayek – 7,176 ; Mr. Gilmore – 8,743; and Mr. Caravati – 1,107. Due to restrictions under the Hart-Scott-Rodino Act on common share issuances to Mr. McConnell, his net long-term performance share award (after payment of income taxes associated with the value realized upon vesting) was paid in cash and he received $474,601.
(2)
The number of common shares acquired on vesting relates to the time-vested restricted common share awards granted on June 27, 2019, which vested on June 27, 2022. The value realized on vesting represents the number of common shares vested multiplied by the closing market price of the common shares on June 27, 2022 ($46.61 per common share). The number of common shares actually received by each NEO was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received by each of the NEOs as follows: Mr. Rose – 6,558; Mr. Hayek – 2,951; Mr. Gilmore – 4,645; and Mr. McConnell – 15,185.
(3)
The number of common shares acquired on vesting relates to the time-vested restricted common share award granted on September 25, 2019, which vested on September 25, 2022. The value realized on vesting represents the number of common shares vested multiplied by the closing market price of the common shares on September 25, 2022 ($47.47 per common share). The number of common shares actually received by Mr. Hayek was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received being 13,662 common shares.
(4)
The number of common shares acquired on vesting relates to the time-vested restricted common share award granted on July 30, 2019, which vested on July 30, 2022. The value realized on vesting represents the number of common shares vested multiplied by the closing market price of the common shares on July 30, 2022 ($51.80 per common share). The number of common shares actually received by Mr. Caravati was reduced by the withholding of common shares to pay income taxes associated with the value realized upon vesting, with the net number of common shares received being 1,323 common shares.

56 Worthington | 2023 Proxy Statement • Executive Compensation

Non-Qualified Deferred Compensation

We maintain two Employee Deferral Plans which provide for the deferral of compensation on a basis that is not tax-qualified – the 2000 NQ Plan and the 2005 NQ Plan. Contributions and deferrals for the period from March 1, 2000 through December 31, 2004 are maintained under the 2000 NQ Plan. Contributions and deferrals for periods on or after January 1, 2005 are maintained under the 2005 NQ Plan, which was adopted to replace the 2000 NQ Plan in order to comply with the provisions of Section 409A of the Internal Revenue Code. The terms of the 2005 NQ Plan, which are discussed below, are similar to those of the 2000 NQ Plan but are more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid. The Employee Deferral Plans are intended to supplement the DPSP. For further information on the terms of the Employee Deferral Plans, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” in this Proxy Statement.

Only select highly-compensated employees, including the NEOs, are eligible to participate in the Employee Deferral Plans. As of August 1, 2023, approximately 139 of our employees were eligible to participate in the 2005 NQ Plan and four of our employees had accounts in the legacy 2000 NQ Plan. All NEOs participate in the 2005 NQ Plan, and Mr. McConnell is the only NEO who is a participant in the legacy 2000 NQ Plan.

Under the 2005 NQ Plan, participants may defer the payment of up to 50% of their base salary and up to 100% of their bonus and/or annual cash incentive bonus awards. Deferred amounts are credited to the participants’ bookkeeping accounts under the 2005 NQ Plan at the time the base salaries and/or bonus/annual cash incentive bonus awards would have otherwise been paid. In addition, we may make discretionary employer contributions to participants’ bookkeeping accounts in the 2005 NQ Plan. For the 2023, 2022 and 2021 calendar years, in order to provide the same percentage of retirement-related deferred compensation contributions to participants compared to other employees that would have been made but for the IRS limits on annual compensation that may be considered under tax-qualified plans, we made contributions to participants’ bookkeeping accounts under the 2005 NQ Plan equal to (i) 3% of a participant’s annual compensation (base salary plus bonus/annual cash incentive bonus award) in excess of the IRS maximum; and (ii) a matching contribution of 50% of the first 4% of annual compensation contributed by the participant to the DPSP to the extent not matched by us under the DPSP.

Participants in the 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested (a) with a rate of return reflecting (i) a fixed interest rate which is set annually by the Compensation Committee (2.36% for Fiscal 2023) or (ii) the returns on those investment options available under the DPSP, or (b) in theoretical common shares reflecting increases or decreases in the value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares must remain credited to theoretical common shares until distributed. Otherwise, participants in the 2005 NQ Plan may change the investment options for their bookkeeping accounts as of the time permitted under the DPSP for the same or a similar investment option.

Bookkeeping accounts of participants are fully vested under the 2005 NQ Plan. Theoretical common shares are paid in whole common shares and cash in lieu of fractional shares and all other amounts are paid in cash. Payouts are made as of a specified date selected by the participant or, subject to the timing requirements of Section 409A of the Internal Revenue Code, when the participant is no longer employed by us. Payouts are made in a lump sum or in installments, as chosen by the participant at the time the deferral election is made. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the 2005 NQ Plan in accordance with defined guidelines.

57 Worthington | 2023 Proxy Statement • Executive Compensation

The following table provides information concerning the participation by the NEOs in the Employee Deferral Plans for Fiscal 2023:

Non-Qualified Deferred Compensation for Fiscal 2023

Name	Name of Plan	Executive Contributions in Fiscal 2023 ($) (1)	Company Contributions in Fiscal 2023 ($) (2)	Aggregate Earnings in Fiscal 2023 ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at May 31, 2023 ($) (4)
B. Andrew Rose	2005 NQ Plan	537,846	112,635	220,302	0	3,516,588
Joseph B. Hayek	2005 NQ Plan	134,327	63,115	36,276	0	673,901
Geoffrey G. Gilmore	2005 NQ Plan	0	64,020	109,982	0	669,276
John P. McConnell	2000 NQ Plan	0	0	8,860	0	381,405
	2005 NQ Plan	0	35,501	17,843	0	792,735
Steven M. Caravati	2005 NQ Plan	55,749	18,019	14,421	0	187,330

(1)
The amounts in this column reflect contributions to the 2005 NQ Plan during Fiscal 2023 as a result of deferrals of base salary and/or annual cash incentive bonus awards which would otherwise have been paid to the NEOs. These amounts are also included in the “Salary” or “Annual Incentive Bonus Award” columns, respectively, for Fiscal 2023 in the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement.
(2)
These contributions are included in the “All Other Compensation” column in the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement.
(3)
The amounts included in this column represent the aggregate earnings accrued during Fiscal 2023. Since the earnings on compensation that has been deferred under the Employee Deferral Plans by the NEOs do not represent “above-market” earnings for purposes of the applicable SEC Rules, none of the amounts included in this column have been reported in the “Fiscal 2023 Summary Compensation Table” in this Proxy Statement.
(4)
The amounts included in this column represent contributions by us or the NEOs and credited to the respective NEOs’ bookkeeping accounts under the 2000 NQ Plan (for Mr. McConnell only) or the 2005 NQ Plan (for all NEOs), and earnings on the amounts credited to those accounts. The total amount of our and NEO contributions to the Employee Deferral Plans, which are included in this column are as follows: (a) Mr. Rose - $2,465,431; (b) Mr. Hayek - $551,507; (c) Mr. Gilmore – $376,773; (d) Mr. McConnell – $197,713 (2000 NQ Plan) and $664,313 (2005 NQ Plan); and (e) Mr. Caravati - $150,200.

58 Worthington | 2023 Proxy Statement • Executive Compensation

Annual Cash Incentive Bonus Awards Granted to NEOs for Fiscal 2024

The following supplemental table sets forth the annual cash incentive bonus awards granted to the NEOs under the Annual Incentive Plan for Executives for Fiscal 2024 as of the date of this Proxy Statement:

Annual Cash Incentive Bonus Awards Granted for Fiscal 2024

	Annual Cash Incentive Bonus Awards for Fiscal Year Performance Period Ending May 31, 2024 (1)
Name	Threshold ($)	Target ($)	Maximum ($)
B. Andrew Rose	577,500	1,155,000	2,310,000
Joseph B. Hayek	332,813	665,625	1,331,250
Geoffrey G. Gilmore	418,077	836,154	1,672,308
John P. McConnell	220,667	441,334	882,669
Steven M. Caravati	180,000	360,000	720,000

(1)
Payouts which can be earned under these annual cash incentive bonus awards are generally tied to achieving specified levels (threshold, target and maximum) of pre-specified performance measures for the performance period. For the NEOs, all of whom except Mr. Caravati are Corporate executives, the performance measures are Corporate EVA and Corporate Adjusted EPS, with each carrying a 50% weighting. For Mr. Caravati, a segment (Consumer Products) executive, the performance measures and their weightings are: Corporate Adjusted EPS, 20%; segment EBIT, 50%; and segment EVA, 30%. For all calculations, restructuring charges and other selected items are to be excluded and Corporate Adjusted EPS results will be adjusted to eliminate the impact of inventory holding gains and losses. If the performance level falls between threshold and target or between target and maximum, the award will be linearly pro-rated. If threshold levels are not reached for any performance measure, no annual cash incentive bonus will be paid for that measure. Annual cash incentive bonus award payouts earned will be made within a reasonable time following the end of Fiscal 2024. In the event of a change in control of the Company (followed by actual or constructive termination of an NEO’s employment during the performance period), the annual cash incentive bonus award would be considered to be earned at “target” and payable as of the date of termination of employment. Termination of employment before the end of the applicable annual performance period results in forfeiture of annual cash incentive bonus awards, except that if the NEO dies, becomes disabled or retires, the award will be payable based on (1) the extent to which the performance goals applicable to the award are satisfied through the end of the applicable performance period and (2) a pro rata amount determined by the number of full months in the performance period that passed prior to such termination.

59 Worthington | 2023 Proxy Statement • Executive Compensation

Long-Term Performance Awards, Option Awards and Restricted Common Share Awards Granted to NEOs in Fiscal 2024

The following supplemental table sets forth the long-term performance awards (consisting of long-term cash performance awards and long-term performance share awards) for the three-fiscal-year period ending with Fiscal 2026, and the stock option awards and the time-vested restricted common share awards granted to the NEOs in Fiscal 2024 through the date of this Proxy Statement.

Long-Term Performance Awards, Option Awards and

Restricted Common Share Awards Granted in Fiscal 2024

	Long-Term Cash Performance Awards for Three-Fiscal-Year Period Ending May 31, 2026 (1)			Long-Term Performance Share Awards for Three-Fiscal-Year Period Ending May 31, 2026 (1)			Option Awards: Number of Common Shares Underlying Options (2)	Exercise or Base Price of Option Awards $/Share) (2)	Restricted Common Share Awards: Number of Common Shares (3)
Name	Threshold ($)	Target ($)	Maximum ($)	Threshold (# of Common Shares)	Target (# of Common Shares)	Maximum (# of Common Shares)
B. Andrew Rose	860,000	1,720,000	3,440,000	6,250	12,500	25,000	16,600	69.47	18,700
Joseph B. Hayek	300,000	600,000	1,200,000	2,150	4,300	8,600	5,800	69.47	6,600
Geoffrey G. Gilmore	280,000	560,000	1,120,000	2,100	4,200	8,400	5,500	69.47	6,300
John P. McConnell (4)	500,000	1,000,000	2,000,000	0	0	0	0	N/A	0
Steven M. Caravati	100,000	200,000	400,000	700	1,400	2,800	2,000	69.47	2,200

(1)
These columns show the potential payouts under the long-term cash performance awards and the long-term performance share awards granted to each of the NEOs under the 1997 LTIP, for the three-fiscal-year performance period from Fiscal 2024 to Fiscal 2026. Payouts of long-term cash performance awards and long-term performance share awards are tied to achieving specified levels (threshold, target and maximum) of specified performance measures for the three-fiscal-year performance period. For the NEOs, all of whom except Mr. Caravati are Corporate executives, the performance measures are cumulative Corporate EVA for the performance period and Adjusted EPS growth over the performance period, with each performance measure carrying a 50% weighting. For segment executives (including Mr. Caravati), the performance measures and their weightings are: cumulative Corporate EVA, 25%; Corporate Adjusted EPS growth, 25%; segment EBIT, 50%. In all calculations, restructuring charges and other selected items are to be excluded, and Corporate results will be adjusted to eliminate the impact of inventory holding gains or losses. No awards are to be paid or distributed if none of the three-fiscal-year threshold financial measures are met. If the performance levels fall between threshold and target or between target and maximum, the award will be linearly pro-rated. For further information on the terms of the long-term cash performance awards and the long-term performance share awards, see the discussion in the sections captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Long-Term Performance Awards — General”, “— Long-Term Cash Performance Awards”, “— Long-Term Performance Share Awards” and “— Long-Term Performance Awards — Impact of Termination/Change in Control” in this Proxy Statement. For information on the effect of termination or a change in control, also see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Termination and Change in Control Arrangements” in this Proxy Statement.
(2)
Effective June 30, 2023, the NEOs were granted non-qualified stock options under the 2010 Stock Option Plan with respect to the number of common shares shown, with an exercise price equal to $69.47, the fair market value of the underlying common shares on the date of grant. The stock options become exercisable over three years in increments of one-third per year on each anniversary of their grant date. For further information on the terms of the stock options, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Stock Options” in this Proxy Statement. For information on the effect of termination or a change in control, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Termination and Change in Control Arrangements” in this Proxy Statement.
(3)
These time-vested restricted common share awards were granted effective June 30, 2023 under the 1997 LTIP and will generally cliff vest three years after the grant date. These restricted common shares are held in escrow by us and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed. Each holder of restricted common shares may exercise any voting rights associated with the common shares underlying the restricted common shares during the restriction period. In addition, any dividends or distributions paid with respect to the common shares underlying the restricted common shares will be held by us in escrow during the restriction period and, at the end of the restriction period, will be distributed or forfeited in the same manner as the restricted common shares with respect to which they were paid.

These time-vested restricted common shares are generally forfeited in the event of termination of the holder’s employment before vesting, except that (i) the time-vested restricted common share awards will fully vest if the holder dies or becomes totally disabled, (ii) a pro-rated portion of the restricted common shares will vest on retirement, and (iii) the Compensation Committee, in its discretion, may elect to vest all or a portion of the restricted common shares upon retirement. For information on the effect of termination or a change in control, see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Termination and Change in Control Arrangements” in this Proxy Statement.

(4)
Due to restrictions under the Hart-Scott-Rodino Act on issuances of common shares to Mr. McConnell, he received only long-term cash performance awards.

60 Worthington | 2023 Proxy Statement • Executive Compensation

Potential Payments Upon Termination

or Change in Control

This section addresses the rights of the NEOs in the event their employment with us is terminated or upon a change in control (as described later in this section). The narrative discussion and tables below set forth the compensation payable to each NEO (or his or her beneficiaries, as applicable) as a result of the NEO’s termination of employment with us under various scenarios or upon a change in control. The amounts shown in the tables below are based on the assumption that the NEO’s termination and/or change in control were effective as of May 31, 2023, the final day of Fiscal 2023. The closing market price of the common shares on May 31, 2023, the final trading day of Fiscal 2023, was $56.13. The actual amounts that would be payable in connection with the termination of a NEO or a change in control could only be determined at the time of the actual triggering event and may differ materially from those estimated and presented in this Proxy Statement.

Annual Cash Incentive Bonus Awards

Termination of employment before the end of the applicable annual performance period results in forfeiture of annual cash incentive bonus awards, except that if the NEO dies, becomes disabled or retires, the award will be payable based on (1) the extent to which the performance goals applicable to the award are satisfied through the end of the applicable performance period and (2) a pro rata amount determined by the number of full months in the performance period that passed prior to such termination.

Unless the Compensation Committee provides otherwise at the time of establishing the annual cash incentive bonus award, if, during the applicable annual performance period, a change in control occurs and the NEO’s employment is terminated for any reason, then the annual cash incentive bonus award will be payable at the target level upon termination of employment.

Stock Options

Termination of employment results in the forfeiture of unvested stock options, except that the Compensation Committee may exercise its discretion to cause all or a portion of the unvested stock options to vest upon retirement, death or disability. Upon termination of employment due to retirement, death or disability, the vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 36 months after the termination of employment.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment (also referred to as a “constructive termination”), the unvested portion of any outstanding stock options will vest and become exercisable upon termination of employment. Additionally, the then vested portion of any outstanding stock options will remain exercisable until the earlier of the stock option’s stated expiration date or 12 months after the termination of employment. The Compensation Committee may allow the NEO to elect, during the 60-day period following a change in control, to surrender all or a portion of any outstanding stock option in exchange for a cash payment equal to the excess of the change in control price per share over the exercise price per share.

Long-Term Cash Performance Awards and Long-Term Performance Share Awards

Termination of employment results in forfeiture of long-term cash performance awards and long-term performance share awards, except if termination is due to death, disability or retirement, a pro rata payout will be made for performance periods ending 24 months or less after termination of employment based on the number of months of employment completed by the participant during the performance period before the effective date of termination, provided that the applicable performance goals are achieved. No payout will be made for performance periods ending more than 24 months after termination of employment.

Unless the Compensation Committee provides otherwise at the time of grant, if a change in control occurs, followed by an actual or constructive termination of employment, all long-term cash performance awards and long-term performance share awards will be payable in full at the target level and will be immediately settled or distributed.

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Time-Vested Restricted Common Share Awards

Termination of employment before the end of the three-year vesting period results in the forfeiture of time-vested restricted common share awards, except that the award will vest (1) in full if the NEO dies or becomes permanently disabled and (2) ratably if the NEO retires (based on the number of full months in the vesting period that have passed prior to retirement), unless the Compensation Committee provides for the vesting of some or all of the time-vested restricted common share awards upon retirement. Historically, the Compensation Committee generally exercised its discretion to fully vest all time-vested restricted common shares upon the death or retirement of an executive officer.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control, terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the time-vested restricted common share awards will fully vest upon termination of employment. Dividends accrued on time-vested restricted common share awards are distributed to the NEO in conjunction with vesting of the award.

Performance-Based/Time-Vested Restricted Common Share Awards

Termination of employment before the end of the five-year vesting period results in the forfeiture of performance-based/time-vested restricted common share awards, except that the award will vest (1) in full if the NEO’s employment is terminated by us without cause after the performance condition has been met but before the five-year vesting period has ended and (2) in full if the NEO dies or becomes disabled after the performance condition has been met but before the five-year vesting period has ended. The Compensation Committee may also elect to accelerate the vesting of some or all of the performance-based/time-vested restricted common share award if the NEO dies or becomes disabled before the satisfaction of the performance condition.

If a change in control occurs and the NEO’s employment is, during the two years following the change in control (but before the end of the five-year term of the award), terminated by us without cause or terminated by the NEO due to an adverse change in the executive’s terms of employment, the performance-based/time-vested restricted common share awards will fully vest upon termination of employment.

Employee Deferral Plans

Upon termination of employment, each participating NEO would receive his or her aggregate balance in the Employee Deferral Plans, as is reflected in the “Aggregate Balance at May 31, 2023” column of the “Nonqualified Deferred Compensation for Fiscal 2023” table in this Proxy Statement, subject to any required waiting period.

In the event of a change in control, each participating NEO would receive his or her aggregate balance in the Employee Deferral Plans, as is reflected in the “Aggregate Balance at May 31, 2023” column of the “Nonqualified Deferred Compensation for Fiscal 2023” table in this Proxy Statement, subject to any required waiting period, as of the date of the change in control. See the “Non-Qualified Deferred Compensation for Fiscal 2023” table in this Proxy Statement for further information.

Change in Control Described

Under the 1997 LTIP, the 2010 Stock Option Plan and the Annual Incentive Plan for Executives, a change in control will be deemed to have occurred when any person, alone or together with such person’s affiliates or associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of our outstanding common shares, unless such person is: (a) the Company; (b) any of our employee benefit plans or a trustee of or fiduciary with respect to any such plan when acting in that capacity; or (c) any person who, on the date the applicable plan became effective, was an affiliate of ours owning in excess of 10% of our outstanding common shares and the respective successors, executors, legal representatives, heirs and legal assigns of such person.

Potential Payments

The tables below set forth the compensation payable to each NEO (or his or her beneficiaries, as applicable) as a result of the NEO’s termination of employment with us under various scenarios or upon a change in control, if such termination or change in control had occurred as of May 31, 2023, the last business day of Fiscal 2023. If an NEO is terminated for cause or due to his or her voluntary resignation, the Company has no obligation to pay any unearned compensation or to provide any future benefits to the NEO. The performance conditions had not been met for the NEOs’ performance-based/time-vested restricted

62 Worthington | 2023 Proxy Statement • Executive Compensation

common share awards that were outstanding as of May 31, 2023. Consequently, if an NEO’s employment had been terminated by the Company without cause or due to the NEO’s death or disability, such awards would not automatically vest upon such events.

Termination Due to Death or Disability
NEO	Annual Cash Incentive Bonus Awards ($)	Stock Options ($)	Long-Term Cash Performance Awards ($)	Long-Term Performance Share Awards ($)	Time-Vested Restricted Common Share Awards ($)	Performance-Based/Time-Vested Restricted Common Share Awards ($)	Aggregate Total ($)
B. Andrew Rose	1,047,900	420,196	2,085,067	1,042,955	4,625,112	0	9,221,230
Joseph B. Hayek	613,770	139,625	625,520	313,082	2,632,497	0	4,324,494
Geoffrey G. Gilmore	810,716	175,006	729,773	369,680	3,205,023	0	13,545,724
John P. McConnell	427,623	71,693	1,345,333	0	527,622	0	2,372,271
Steven M. Caravati	243,146	23,376	117,466	62,112	1,150,665	0	1,596,765

Retirement
NEO	Annual Cash Incentive Bonus Awards ($)	Stock Options ($)	Long-Term Cash Performance Awards ($)	Long-Term Performance Share Awards ($)	Time-Vested Restricted Common Share Awards (1) ($)	Performance-Based/Time-Vested Restricted Common Share Awards ($)	Aggregate Total ($)
B. Andrew Rose	1,047,900	420,196	2,085,067	1,042,955	4,625,112	-	9,221,230
Joseph B. Hayek	613,770	139,625	625,520	313,082	2,632,497	-	4,324,494
Geoffrey G. Gilmore	810,716	175,006	729,773	369,680	3,205,023	-	5,290,197
John P. McConnell	427,623	71,693	1,345,333	-	527,622	-	2,372,271
Steven M. Caravati	243,146	23,376	117,466	62,112	1,150,665	-	1,596,765

(1) Assumes the Compensation Committee provides for full vesting of all such time-vested restricted common shares, consistent with past practice.

Change in Control with Termination
NEO	Annual Cash Incentive Bonus Awards ($)	Stock Options ($)	Long-Term Cash Performance Awards ($)	Long-Term Performance Share Awards ($)	Time-Vested Restricted Common Share Awards ($)	Performance-Based/Time-Vested Restricted Common Share Awards ($)	Aggregate Total ($)
B. Andrew Rose	1,047,900	420,196	2,085,067	1,042,955	4,625,112	9,822,750	19,043,980
Joseph B. Hayek	613,770	139,625	625,520	313,082	2,632,497	2,806,500	7,130,994
Geoffrey G. Gilmore	810,716	175,006	729,773	369,680	3,205,023	4,209,750	26,174,974
John P. McConnell	427,623	71,693	1,345,333	-	527,622	-	2,372,271
Steven M. Caravati	243,146	23,376	117,466	62,112	1,150,665	561,300	2,158,065

63 Worthington | 2023 Proxy Statement • Executive Compensation

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annual total compensation of the CEO as of May 31, 2023:

For Fiscal 2023, our last completed fiscal year:

(1)
The annual total compensation of the employee identified as the median (the “Median Employee”) (other than our CEO), was $104,571 (comprised of a base salary of $70,341, plus overtime, estimated profit sharing and/or bonus payments, shift pay, employer contributions to the 401(k) plan and group term life insurance premiums).
(2)
The annual total compensation of the CEO for purposes of determining the CEO pay ratio was $7,279,786.

Based on this information, for Fiscal 2023, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees (other than the CEO), as represented by the Median Employee, was estimated to be 70 to 1.

In determining the ratio above, we began by using the same employee identified at the median of our Company for purposes of calculating the CEO pay ratio included in our 2021 proxy statement. We do not believe that there have been any changes in our employee population or employee compensation arrangements that would significantly impact the pay ratio disclosure. The Median Employee was initially identified on May 31, 2021 (the “Determination Date”) as the median of the annual total compensation of all of our active employees (i.e., the employees of our subsidiaries and consolidated joint ventures) as of the Determination Date (including any full-time, part-time, temporary or seasonal employees, but excluding our CEO), using the following methodology. We reviewed the then current base salary plus estimated profit sharing and/or bonus payments from our payroll records for the fiscal year ended on the Determination Date in order to determine the median. In making this determination, we annualized compensation for any full-time or part-time permanent employees who were employed on the Determination Date but did not work for us the entire year (Fiscal 2021), and also estimated total compensation for such employees using profit sharing factors and bonus payout percentages applicable to the segment, and/or location. We did not make any full-time equivalent adjustments for temporary or seasonal employees. We also applied a foreign currency exchange rate, based upon the U.S. Department of Treasury’s Treasury Reporting Rates of Exchange as of the Determination Date, to all compensation elements paid in currencies other than U.S. dollars. We consistently applied this compensation measure and methodology to all of our employees included in the calculation.

After identifying our Median Employee, we determined the Median Employee’s annual total compensation in the same manner that we determine the total compensation of our NEOs for purposes of the “Fiscal 2023 Summary Compensation Table” set forth in this Proxy Statement. With respect to the annual total compensation of our CEO, we used the amount for Fiscal 2023 reported in the “Total” column of the “Fiscal 2023 Summary Compensation Table”.

This information is being provided for compliance purposes. Neither the Compensation Committee nor our management used the CEO pay ratio measure in making compensation decisions.

64 Worthington | 2023 Proxy Statement • Executive Compensation

Pay Versus Performance

As required by SEC Rules, we are providing the following information about the relationship between the “compensation actually paid” (“CAP”) to our NEOs and certain financial performance measures. The CAP for the NEOs as reported in this section of this Proxy Statement does not reflect the actual amount of compensation earned by, or paid to, the NEOs, but is a calculation derived from the total compensation reported for each NEO in the Fiscal 2023 Summary Compensation Table (the “SCT”), as adjusted pursuant to the requirements of SEC Rules. See the “Executive Compensation — Compensation Discussion and Analysis” section of this Proxy Statement for a discussion of our pay-for-performance philosophy.

	Summary Compensation Table Total for PEOs (1) ($)		Compensation Actually Paid to PEOs (2) ($)				Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Mr. Rose	Mr. McConnell	Mr. Rose	Mr. McConnell	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)	Net Income (millions) (7) ($)	Adjusted EPS (8) ($)
(a)	(b)	(b)	(c )	(c )	(d)	(e)	(f)	(g)	(h)	(i)
2023	7,279,786	Not PEO	7,845,434	Not PEO	2,769,306	3,480,807	200	297	257	6.67
2022	7,537,924	Not PEO	(804,417)	Not PEO	3,498,233	1,237,527	163	294	379	6.88
2021	5,621,973	5,847,637	19,017,790	11,764,065	3,471,220	8,342,131	227	240	724	2.60

(1) The dollar amounts in columns (b) reflect the amounts reported in the “Total” column of the SCT for our principal executive officer (“PEO”), who is our President and Chief Executive Officer, for each applicable year. B. Andrew Rose has served as our PEO since September 1, 2020 (i.e., a portion of Fiscal 2021 and all of Fiscal 2022 and Fiscal 2023) and John P. McConnell served as our PEO during the balance of Fiscal 2021.

(2) The dollar amounts in the first column (c) reflect the CAP for Mr. Rose. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the amounts reported for Mr. Rose in the “Total” column of the SCT:

Required Adjustments from SCT Total to CAP for Mr. Rose
Fiscal Year	Reported Total in SCT For PEO ($)	Reported Grant Date Fair Value of Equity Awards (i) ($)	Equity Award Adjustments (ii) ($)	Calculated CAP for PEO ($)
2023	7,279,786	(2,662,604)	3,228,252	7,845,434
2022	7,537,924	(2,867,943)	(5,474,398)	(804,417)
2021	5,621,973	(1,745,388)	15,141,205	19,017,790

(i) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the amount reported in the “Total” column of the SCT for the PEO in order to calculate the CAP.

(ii) As also prescribed by SEC Rules, we have made equity award adjustments for each year presented, which require the addition or subtraction, as applicable, of the following: (A) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the applicable year; (B) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (C) for equity awards that are granted and vest in same applicable year, the fair value as of the vesting date; (D) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (E) for equity awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (F) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted in calculating the required equity award adjustments for Mr. Rose are as follows:

65 Worthington | 2023 Proxy Statement • Executive Compensation

Fiscal Year	Year-End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Equity Awards Adjustments ($)
2023	3,407,374	(416,433)	-	(69,886)	-	307,198	3,228,252
2022	2,343,172	(7,852,083)	-	(230,815)	-	265,328	(5,474,398)
2021	3,434,742	11,382,038	-	108,995	-	215,430	15,141,205

The dollar amounts in the second column (c) reflect the CAP for Mr. McConnell. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the amounts reported for Mr. McConnell in the “Total” column of the SCT:

Required Adjustments from SCT Total to CAP for Mr. McConnell
Fiscal Year	Reported Total in SCT For PEO ($)	Reported Grant Date Fair Value of Equity Awards (i) ($)	Equity Award Adjustments (ii) ($)	Calculated CAP for PEO ($)
2021	5,847,637	(697,177)	6,613,605	11,764,065

(i) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the amount reported in the “Total” column of the SCT for the PEO in order to calculate the CAP.

(ii) As also prescribed by SEC Rules, we have made equity award adjustments using the same methodology described above in footnote (2)(ii). The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted in calculating the required equity award adjustments for Mr. McConnell are as follows:

Fiscal Year	Year-End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Equity Awards Adjustments ($)
2021	1,376,553	4,968,146	n/a	214,981	-	53,925	6,613,605

(3) The dollar amounts in column (d) reflect the average of the amounts reported in the “Total” column of the SCT for the NEOs other than the PEOs (the “Non-PEO NEOs”) as a group for each applicable year. For Fiscal 2021, the Non-PEO NEOs consisted of Joseph B. Hayek, Geoffrey G. Gilmore, Eric M. Smolenski and Jeff R. Klingler. For Fiscal 2022, the Non-PEO NEOs consisted of Mr. Hayek, Mr. Gilmore, Mr. McConnell and Catherine M. Lyttle. For Fiscal 2023, the Non-PEO NEOs consisted of Mr. Hayek, Mr. Gilmore, Mr. McConnell and Steven M. Caravati.

(4) The dollar amounts in column (e) reflect the average amount of CAP for the Non-PEO NEOs as a group. In accordance with SEC Rules, the determination of CAP requires the following adjustments to the average of the amounts reported in the “Total” column of the SCT for the Non-PEO NEOs as a group:

Fiscal Year	Average Reported Total in SCT for Non-PEO NEOs ($)	Average Reported Grant Date Fair Value of Equity Awards (i) ($)	Average Equity Award Adjustments (ii) ($)	Calculated Average CAP For Non-PEO NEOs ($)
2023	2,769,306	(768,787)	1,480,287	3,480,807
2022	3,498,233	(565,211)	(1,695,495)	1,237,527
2021	3,471,220	(1,091,026)	5,961,937	8,342,131

(i) The grant date fair value of equity awards represents the average of the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT. As required by SEC Rules, this amount is deducted from the average of the amount reported in the “Total” column of the SCT for the Non-PEO NEOs in order to calculate the CAP.

66 Worthington | 2023 Proxy Statement • Executive Compensation

(ii) As also prescribed by SEC Rules, we have made equity award adjustments using the same methodology described above in footnote (2)(ii). The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added or subtracted in calculating the required equity award adjustments for the Non-PEO NEOs are as follows:

Fiscal Year	Average Year-End Fair Value of Equity Awards Granted in the Year and Outstanding and Unvested at Year End (A) ($)	Year Over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards (B) ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (C) ($)	Year Over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (D) ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (E) ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (F) ($)	Total Average Equity Award Adjustments ($)
2023	983,827	439,635	n/a	(27,714)	-	84,540	1,480,287
2022	430,048	(1,955,171)	n/a	(260,988)	-	90,615	(1,695,495)
2021	2,388,938	3,447,195	n/a	40,398	-	85,406	5,961,937

(5) Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the price of our common shares at the end and the beginning of the measurement period by the price of our common shares at the beginning of the measurement period. Assumes an initial investment of $100 on May 29, 2020, the last trading day of Fiscal 2020.

(6) Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 1500 Steel Composite Index (“Steel Index”), which is the same published industry index used by us for purposes of compliance with Item 201(e)(1)(ii) of SEC Regulation S-K. In addition, peer group TSR is calculated using the same method we use for purposes of compliance with Item 201(e) of SEC Regulation S-K. Assumes an initial investment of $100 on May 29, 2020, the last trading day of fiscal 2020.

(7) The dollar amounts reported represent the amount of net income reflected in our audited consolidated financial statements for the applicable year, each as calculated in accordance with accounting principles generally accepted in the U.S. (“GAAP”).

(8) The Company-selected measure (“CSM”) is adjusted earnings per diluted common share attributable to controlling interest (which we also refer to in this Proxy Statement as "Adjusted EPS”), which adjusts earnings per diluted common share attributable to controlling interest, as calculated in accordance with GAAP, to exclude the impact of restructuring charges and other unusual or selected items deemed to not be indicative of our core operating results (including the impact of acquisitions, divestitures and/or inventory holding gains or losses). Adjusted earnings per diluted common share attributable to controlling interest is a non-GAAP financial measure, and may differ from the adjusted earnings that we report in connection with our operating results, primarily due to the exclusion of the impact of acquisitions, divestitures and/or inventory holding gains or losses. We believe this and other non-GAAP financial measures provide relevant and meaningful information to investors about the Company's core operating results. While we use several financial and non-financial performance measures for the purpose of evaluating our executive compensation program, we have determined that adjusted earnings per diluted common share attributable to controlling interest is the financial performance measure that represents the most important performance measure used by us to link CAP for the NEOs, for the most recently completed year, to our performance.

Important Financial Performance Measures

As described in greater detail in the “Executive Compensation — Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is driven by a strong pay-for-performance philosophy. The metrics that we use for both our long-term and short-term incentive compensation are designed to align the interests of the NEOs with our top corporate goal of earning money for our shareholders and increasing the value of their investment. In our assessment, the following financial performance measures represent the most important financial performance measures used by us to link CAP for the NEOs, for Fiscal 2023, to our performance:

•
EVA (economic valued added);
•
EBIT (earnings before interest and taxes);

67 Worthington | 2023 Proxy Statement • Executive Compensation

•
Adjusted EPS (adjusted earnings per diluted common share attributable to controlling interest); and
•
EOI (adjusted segment earnings)

See the “Executive Compensation — Compensation Discussion and Analysis” section of this Proxy Statement for more information on how these financial performance measures were used in connection with our Fiscal 2023 incentive compensation program through annual cash incentive bonus awards, long-term cash performance awards and long-term performance share awards.

Analysis of Information Presented in the Pay Versus Performance Table

As described in more detail in the “Executive Compensation — Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program reflects a strong pay-for-performance philosophy with an emphasis on variable, performance-based compensation. While we utilize several performance measures to align executive compensation with our performance, all of those performance measures are not presented in the Pay Versus Performance table. The Compensation Committee did not utilize CAP in making compensation decisions for Fiscal 2023, and it does not specifically align the performance measures it selects for our executive compensation program with CAP for a particular year. In accordance with SEC Rules, we are providing the following graphical descriptions of the relationships between information presented in the Pay Versus Performance table.

The following graphs compare, for the three-fiscal-year period ended May 31, 2023, the CAP for the PEO and the Non-PEO NEOs with our:

•
cumulative TSR and the TSR for the Steel Index peer group;
•
net income; and
•
Adjusted EPS.

CAP versus Company TSR and Peer Group TSR
$350
$300
$250
$200
$150
$100
$50
$0
TSR
$35
$30
$25
$20
$15
$10
$5
$0
-$5
CAP (in milions)
2020
2021
2022
2023
CAP - PEO
CAP - Non-PEO NEOs
Company TSR
Peer TSR

68 Worthington | 2023 Proxy Statement • Executive Compensation

CAP versus Net Income
Net Income (millions)
$1,000
$750
$500
$250
$0
CAP (millions)
$35
$30
$25
$20
$15
$10
$5
$0
-$5
2021
2022
2023
CAP - PEO
CAP - Non-PEO NEOs
Net Income

CAP versus Adjusted EPS
8
7
6
5
4
3
2
1
0
EPS ($)
$35
$30
$25
$20
$15
$10
$5
$0
-$5
CAP (millions)
2021
2022
2023
CAP - PEO
CAP - Non-PEO NEOs
EPS

69 Worthington | 2023 Proxy Statement • Executive Compensation

Compensation of Directors

The Compensation Committee annually reviews, with the assistance of Willis Towers Watson, certain market information provided by Willis Towers Watson concerning compensation (both cash and non-cash) paid to directors. Based upon such information, our past practices concerning directors’ compensation and such other information as the Compensation Committee deems appropriate, the Compensation Committee makes recommendations to the Board with respect to directors’ compensation. Following consideration of such recommendations, the compensation payable to the directors is set by the entire Board.

Compensation for Fiscal 2023

At its June 2022 meeting, upon recommendation of the Compensation Committee, the Board determined to leave the directors’ cash retainer fees and the targeted value of the directors’ annualized equity grants unchanged for Fiscal 2023.

For Fiscal 2023, the cash retainer fees paid to non-employee directors are set forth in the following table:

Annual Retainer	$95,000
Lead Independent Director Supplemental Annual Retainer	$30,000
Audit Committee Chair Supplemental Annual Retainer	$20,000
Compensation Committee Chair Supplemental Annual Retainer	$15,000
Nominating and Governance Committee Chair Supplemental Annual Retainer	$15,000

The targeted value of the annual equity grant was set to be approximately $130,000 ($195,000 for Mr. Blystone as the Lead Independent Director), with the actual number of restricted common shares granted effective as of the date of the 2022 Annual Meeting determined based upon the price of the common shares at or shortly before the date of the 2022 Annual Meeting, with reasonable rounding. Accordingly, on September 28, 2022, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2022 Annual Meeting) immediately following the 2022 Annual Meeting received an award of 2,700 restricted common shares (4,000 for Mr. Blystone as Lead Independent Director). These restricted common shares will vest on September 27, 2023.

Compensation for Fiscal 2024

At its June 2023 meeting, upon recommendation of the Compensation Committee, the Board determined to leave the directors’ cash retainer fees unchanged for 2024.

For Fiscal 2024, the targeted value of the annual equity grant will increase by $10,000 to $140,000 (and to $205,000 for Mr. Blystone as the Lead Independent Director), with the actual number of restricted common shares granted to be determined based upon the price of the common shares at the close of the market on the grant date (i.e., the first trading day following the release of our first quarter Fiscal 2024 earnings results), with reasonable rounding.

Director Deferral Plans

We maintain two Director Deferral Plans which provide for deferral of directors’ fees on a basis that is not tax-qualified. The Worthington Industries, Inc. Deferred Compensation Plan for Directors, as Amended and Restated effective June 1, 2000 (as amended, the “Directors 2000 NQ Plan”) governs deferrals prior to January 1, 2005. Deferrals with respect to the period on or after January 1, 2005 are governed by the Worthington Industries, Inc. Amended and Restated 2005 Deferred Compensation Plan for Directors (as amended, the “Directors 2005 NQ Plan”) which was adopted in order to comply with the provisions of Section 409A of the Internal Revenue Code applicable to non-qualified deferred compensation plans. The terms of the Directors 2005 NQ Plan, which are discussed below, are similar to those of the Directors 2000 NQ Plan, but are generally more restrictive with respect to the timing of deferral elections and the ability of participants to change the time and manner in which accounts will be paid. Under the Directors 2005 NQ Plan, non-employee directors are able to defer payment of all or a portion of their cash annual retainers until a specified date or until they are no longer associated with us. Any cash retainers deferred are credited to each participating director’s bookkeeping account under the Directors 2005 NQ Plan at the time the cash retainers would have otherwise been paid. Participants in the Directors 2005 NQ Plan may elect to have their bookkeeping accounts treated as invested: (a) with a rate of return reflecting (i) a fixed interest rate (2.36% for Fiscal 2023) which is set annually by the Compensation Committee or (ii) the rates of return on those investment options

70 Worthington | 2023 Proxy Statement • Compensation of Directors

available under the DPSP; or (b) in theoretical common shares reflecting increases or decreases in the value of the common shares with dividends deemed reinvested. Any portion of a participant’s bookkeeping account credited to theoretical common shares will remain credited to theoretical common shares until distributed. Otherwise, participants in the Directors 2005 NQ Plan may change the investment options for their bookkeeping accounts at the time permitted by the DPSP for the same investment options. The Directors 2005 NQ Plan, as well as the Directors 2000 NQ Plan, are administered by the Compensation Committee. All bookkeeping accounts are fully vested. Payouts under the Directors 2005 NQ Plan are made in cash or, in the case of amounts credited to theoretical common shares, whole common shares and cash in lieu of fractional shares. The Compensation Committee may permit hardship withdrawals from a participant’s bookkeeping account under the Directors 2005 NQ Plan under defined guidelines. In the event of a defined change in control, participants’ bookkeeping accounts under the Directors 2005 NQ Plan will generally be paid out as of the date of change in control.

Equity Grants

Under the Worthington Industries, Inc. Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors (as amended, the “2006 Directors Equity Plan”), the Board may grant non-qualified stock options, restricted common shares, restricted stock units, stock appreciation rights and whole common shares to our non-employee directors. Awards under the 2006 Directors Equity Plan are made by the Board in its discretion.

As noted above, on September 28, 2022, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2022 Annual Meeting) immediately following the 2022 Annual Meeting received an award of 2,700 restricted common shares (4,000 for Mr. Blystone as Lead Independent Director). These restricted common shares will vest on September 27, 2023.

Also as noted above, on the first trading day following the release of our first quarter Fiscal 2024 earnings results, each individual then serving as a non-employee director (including each non-employee director nominee elected at the 2023 Annual Meeting) will receive a restricted common share award having a value of approximately $140,000 ($205,000 for Mr. Blystone as Lead Independent Director), with the number of restricted common shares awarded based on the then market price of the common shares at the close of the market on the first trading day following the release of our first quarter Fiscal 2024 earnings results. Each of these restricted common share awards will vest on the first to occur of the first anniversary of the date of grant or the date of the 2024 Annual Meeting.

Upon a business combination or change in control, all restricted common shares will become fully vested. In the case of death, total disability or retirement of a non-employee director, all restricted common shares will also immediately become fully vested. If a non-employee director’s service on the Board terminates for any other reason, unvested restricted common shares will be forfeited. During the time between the grant date and the vesting date, a non-employee director may exercise full voting rights in respect of the common shares underlying the restricted common shares and will be credited with any dividends paid on the common shares underlying the restricted common shares (which dividends will be distributed with the common shares underlying the restricted common shares if they vest, or forfeited if the restricted common shares are forfeited).

71 Worthington | 2023 Proxy Statement • Compensation of Directors

Director Compensation for Fiscal 2023

The following table sets forth information concerning the compensation earned by our non-employee directors during Fiscal 2023:

Director Compensation for Fiscal 2023 (1)(2)

Name	Fees Earned or Paid in Cash ($) (3)	Stock Awards ($) (4)	Total ($)
Kerrii B. Anderson	95,000	132,570	227,570
David P. Blom	95,000	132,570	227,570
John B. Blystone (5)	140,000	196,400	336,400
Mark C. Davis	95,000	132,570	227,570
Michael J. Endres	95,000	132,570	227,570
Ozey K. Horton, Jr.	95,000	132,570	227,570
Peter Karmanos, Jr.	105,000	132,570	237,570
Carl A. Nelson, Jr.	115,000	132,570	247,570
Sidney A. Ribeau	95,000	132,570	227,570
Mary Schiavo	95,000	132,570	227,570

(1)
John P. McConnell, our Executive Chairman, is not included in this table because he was our employee during Fiscal 2023 and received no additional compensation for his services as a director. The compensation received by John P. McConnell as our employee is shown in the “Fiscal 2023 Summary Compensation Table” and the accompanying tables and narrative in this Proxy Statement. John H. McConnell II, a director and our Vice President, Global Business Development, Sustainable Energy Solutions, is not included in this table because he was our employee during Fiscal 2023, and he received no additional compensation for his services as a director. The compensation provided to John H. McConnell II as our employee is described in the “Transactions With Certain Related Persons — Transactions with Related Persons” section of this Proxy Statement.
(2)
Since the earnings on compensation that has been deferred under the Director Deferral Plans by our non-employee directors do not represent “above-market” earnings for purposes of the applicable SEC Rules, no amount with respect to such earnings has been reported in this table.
(3)
Represents cash earned in Fiscal 2023 for annual retainer fees in accordance with the cash compensation program discussed in the section captioned “Compensation of Directors — Compensation for Fiscal 2023” in this Proxy Statement.
(4)
The amounts shown in this column represent the grant date fair value of the restricted common share awards granted to the non-employee directors in Fiscal 2023, as computed in accordance with ASC 718. These amounts exclude the impact of estimated forfeitures, as required by SEC Rules. See “Note A – Summary of Significant Accounting Policies – Stock-Based Compensation” and “Note L – Stock-Based Compensation” of the Notes to Consolidated Financial Statements in “Item 8. – Financial Statements and Supplementary Data” of the 2023 Form 10-K for assumptions used and additional information regarding the restricted common share awards. The awards granted to the then non-employee directors on September 28, 2022 covering 2,700 restricted common shares (4,000 restricted common shares for Mr. Blystone) had a grant date fair value of $49.10 per common share (the closing price of the common shares on that date). The restricted common shares described above were the only restricted common share awards granted to non-employee directors during, and outstanding at the end of, Fiscal 2023.
(5)
Mr. Blystone is our Lead Independent Director.

72 Worthington | 2023 Proxy Statement • Compensation of Directors

Equity Compensation Plan Information

We maintain three equity compensation plans (the “Equity Plans”) under which common shares are authorized for issuance to eligible directors, officers and employees: (a) the 1997 LTIP; (b) the 2006 Directors Equity Plan; and (c) the 2010 Stock Option Plan. Each Equity Plan has been approved by our shareholders. In addition, we maintain four non-qualified deferred compensation plans and participants in these plans have had the opportunity to elect to have their bookkeeping accounts treated as invested in theoretical common shares reflecting increases or decreases in the fair market value of the common shares with dividends deemed reinvested. Payouts of amounts credited to theoretical common shares are made in whole common shares and cash in lieu of fractional shares. For further information about the Employee Deferral Plans, please see the discussion in the section captioned “Executive Compensation — Compensation Discussion and Analysis — Compensation Components — Non-Qualified Deferred Compensation” in this Proxy Statement and for further information concerning the Director Deferral Plans, please see the discussion in the section captioned “Compensation of Directors — Director Deferral Plans” in this Proxy Statement.

The following table shows for the Equity Plans, as a group, the number of common shares issuable upon the exercise of outstanding stock options and upon payout of outstanding long-term performance share awards, the weighted-average exercise price of outstanding stock options, and the number of common shares remaining available for future issuance, excluding common shares issuable upon exercise of outstanding stock options or upon payout of outstanding long-term performance share awards, in each case as of May 31, 2023. The following table also shows for the Employee Deferral Plans and the Director Deferral Plans, as a group, the number of whole common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the Employee Deferral Plans and the Director Deferral Plans, as of May 31, 2023.

Equity Compensation Plan Information

Plan Category	Number Of Common Shares To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights		Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights		Number Of Common Shares Remaining Available For Future Issuance Under Equity Compensation Plans [Excluding Common Shares Reflected In Column (a)]
	(a)		(b)		(c)
Equity compensation plans approved by shareholders	916,678	(1)	$42.61	(2)	3,045,082	(3)
Equity compensation plans not approved by shareholders	267,215	(4)	–	(4)	–	(5)
TOTAL	1,183,893	(1)(4)	$42.61	(2)(4)	3,045,082	(3)(5)

(1)
Includes 573,330 common shares issuable upon exercise of outstanding stock options granted under the 2010 Stock Option Plan. Also includes 343,348 common shares which represents the maximum number of common shares which may be paid out in respect of outstanding long-term performance share awards granted under the 1997 LTIP.

Does not include 698,131 common shares which represent the maximum number of common shares which may be paid out in respect of long-term cash performance awards granted under the 1997 LTIP which were outstanding as of May 31, 2023, because to date all such awards have been paid in cash. If all long-term cash performance awards granted under the 1997 LTIP which were outstanding as of May 31, 2023, were paid out at their maximum amount and the Compensation Committee were to elect to make all payments in the form of common shares, then, based on the $56.13 closing price of the common shares on May 31, 2023, the last business day of Fiscal 2023, the number of common shares which would be issued upon payout of the long-term cash performance awards would be 698,131 common shares. The number of common shares, if any, actually issued with respect to long-term cash performance awards granted under the 1997 LTIP would be based on (a) the percentage of the long-term cash performance awards determined by the Compensation Committee to be paid in common shares rather than cash, (b) the actual performance level (i.e., threshold, target or maximum) used to determine the payout in respect of each long-term cash performance award and (c) the price of the common shares at the time of payout.

(2)
Represents the weighted-average exercise price of stock options outstanding under the Equity Plans as of May 31, 2023. Also see footnote (1) above with respect to long-term performance share awards and long-term cash performance awards granted under the 1997 LTIP. The weighted-average exercise price does not take these two types of awards into account.

73 Worthington | 2023 Proxy Statement • Equity Compensation Plan Information

(3)
Includes 1,374,547 common shares available under the 1997 LTIP, 255,065 common shares available under the 2006 Directors Equity Plan, and 1,415,470 common shares available under the 2010 Stock Option Plan. The number shown in this column excludes 343,348 common shares representing the maximum number of common shares which may be paid out in respect of outstanding long-term performance share awards granted under the 1997 LTIP as described in the first paragraph of footnote (1) above. If less than the maximum number of common shares were paid out in respect of any outstanding long-term performance share awards, the number of common shares available under the 1997 LTIP would increase by an amount equal to that difference. In addition to stock options, long-term performance share awards and long-term cash performance awards, the 1997 LTIP authorizes the Compensation Committee to grant awards in the form of stock appreciation rights, restricted common shares, performance units, dividend equivalents, and other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, the common shares or other property. The 2006 Directors Equity Plan authorizes the Board to grant awards in the form of restricted common shares, restricted stock units, stock appreciation rights and whole common shares.
(4)
Includes 42,124 common shares issuable upon payout of amounts credited to theoretical common shares in the accounts of participants in the Employee Deferral Plans and 225,091 common shares issuable upon payment of amounts credited to theoretical common shares in the accounts of participants in the Director Deferral Plans. The theoretical common shares are not taken into account for purposes of the “Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights” column.
(5)
Neither the Employee Deferral Plans nor the Director Deferral Plans provide for a specified limit on the number of common shares which may be issued upon payout of amounts credited to theoretical common shares in the accounts of participants in those plans.

74 Worthington | 2023 Proxy Statement • Equity Compensation Plan Information

Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

We are asking shareholders to approve an advisory resolution to approve the compensation of the NEOs as reported in this Proxy Statement. As described in detail in the section captioned “Executive Compensation — Compensation Discussion and Analysis” and in the “Fiscal 2023 Summary Compensation Table” and the accompanying tables and narrative in this Proxy Statement, our executive compensation programs are reviewed annually by our Compensation Committee, with advice from its independent compensation consultant and consideration given to executive compensation paid by other comparator companies. Our compensation programs are designed to foster the alignment of the interests of executive management with the interests of shareholders and to provide incentives, based primarily on Company and segment performance, for reaching established Company and segment goals and objectives. Shareholders are urged to read the “Compensation Discussion and Analysis” which describes in detail how our executive compensation policies and procedures achieve our compensation goals and objectives.

The direct relationship of the compensation earned by the NEOs to our performance continues to be shown by the amounts of incentive compensation earned by the NEOs for Fiscal 2023, Fiscal 2022 and Fiscal 2021.

We have continued to reward our shareholders by steadily increasing our quarterly cash dividend each year since Fiscal 2013. The dividend was increased $0.03 to $0.31 per share for each quarter of Fiscal 2023, and by an additional $0.01 to $0.32 per share for the first quarter of Fiscal 2024.

Consistent with our compensation philosophy, annual incentive compensation earned by the NEOs continued to align with our results. Despite solid performance in Fiscal 2023, annual cash incentive bonuses for the NEOs for Fiscal 2023 were lower than for Fiscal 2022, with annual cash incentive bonuses for Fiscal 2023 earned at 100% of target level at Corporate and 84% of target levels at Consumer Products, following payouts of 200% of target levels at Corporate and 168% of target levels at Consumer Products for Fiscal 2022, and 185% of target levels at Corporate and 166% of target levels at legacy Pressure Cylinders for Fiscal 2021.

Fiscal Year	Performance	Payouts as Percentage of Target
		Corporate	Steel Processing		Legacy Pressure Cylinders
2021	Strong year despite COVID-19 related challenges	185%	183%		166%
2022	Very strong year despite COVID-19 and other challenges	Corporate	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions
		200%	200%	168%	189%	100%
2023	Near record annual earnings, but weaker year-over-year results	Corporate	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions
		100%	95%	84%	87%	90%

The strong results also had a significant positive impact on long-term performance awards for the three-fiscal-year period ended with Fiscal 2023. For the NEOs, these awards paid out at maximum for those in Corporate and the Steel Processing segment and 156% for those in the legacy Pressure Cylinders segment. This followed the three-fiscal-year period ended Fiscal 2022, which saw awards pay out at maximum for those in Corporate and the legacy Pressure Cylinders segment, and 191% for those in the Steel Processing business.

75 Worthington | 2023 Proxy Statement • Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

Performance Period (Fiscal Years)	Performance	Payouts as Percentage of Target
		Corporate	Steel Processing	Legacy Pressure Cylinders
2019-2021	Strong results in Fiscal 2021 lifted results for the entire period	200%	173%	144%
2020-2022	Strong results in Fiscal 2021 and Fiscal 2022 lifted results for the entire period	200%	191%	200%
2021-2023	Strong results in Fiscal 2021 and Fiscal 2022 lifted results for the entire period	200%	200%	156%

We have been fairly conservative in providing severance benefits and perquisites to our executives. As such, we generally have not entered into separate severance agreements with our executive officers and have provided change in control benefits only in connection with incentive awards. The Compensation Committee has required a “double trigger” for accelerated vesting of awards granted in Fiscal 2013 and later. In the event of a change in control, these incentive awards will also require an actual or constructive termination of employment within a specified period of time after the change in control in order for the acceleration of vesting to occur.

The vote on the advisory resolution relates to the compensation of our NEOs as a whole. The vote is advisory, which means that the vote is not binding on us, the Board or the Compensation Committee. To the extent there is any significant vote against the NEOs’ compensation for Fiscal 2023 as reported, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

In accordance with Exchange Act Rule 14a-21(a), we are asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Worthington Industries, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement for its 2023 Annual Meeting of Shareholders pursuant to the executive compensation disclosure rules in Item 402 of SEC Regulation S-K (including the “Compensation Discussion and Analysis”, the “Fiscal 2023 Summary Compensation Table” and the related executive compensation tables, notes and narratives).

The Board’s current policy is to include an advisory resolution regarding approval of the compensation of our NEOs annually. THE BOARD WILL TAKE INTO ACCOUNT THE OUTCOME OF THE VOTE WITH RESPECT TO PROPOSAL 3. Accordingly, unless the Board modifies its policy on the frequency of future votes, the next advisory vote to approve the compensation of the neos will occur at the 2024 Annual Meeting.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to approve the advisory resolution on NEO compensation. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 2 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 2, abstentions will be counted in determining the required vote and will have the effect of a vote “against” the advisory resolution. Broker non-votes will not be counted in determining the required vote.

THE COMPENSATION COMMITTEE AND THE BOARD UNANIMOUSLY

RECOMMEND THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL

OF THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE NEOs.

76 Worthington | 2023 Proxy Statement • Proposal 2: Advisory Vote to Approve the Compensation of the NEOs

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, provides that shareholders must be given the opportunity to indicate their preference, at least once every six years, on a non-binding, advisory vote, as to how frequently the Company should seek an advisory vote on the compensation of its named executive officers. By voting on this Proposal 3, you may indicate whether you would prefer that the Company seek future executive compensation advisory votes once every one year, two years, or three years. You may also, if you wish, abstain from casting a vote on Proposal 3.

The Board has determined that an annual advisory vote on the Company's executive compensation is currently the most appropriate alternative for the Company. Therefore, the Board recommends that you vote for an annual advisory vote on executive compensation. In determining to recommend that the shareholders select a frequency of every one year, the Board considered that compensation decisions are currently made on an annual basis; and, therefore, an annual “say-on-pay” vote aligns shareholder feedback with the Board’s and Compensation Committee’s decision making. The Board also recognizes that annual say-on-pay votes will occur after the Compensation Committee has implemented the Company’s executive compensation programs for the then current year. Thus, the Board expects that it may not be feasible to address and respond to any one year’s say-on-pay vote before the following year’s annual meeting of shareholders.

Shareholders may vote on their preferred voting frequency by selecting the option of One Year, Two Years, Three Years, or abstain on the form of proxy when voting on Proposal 3. Please note that when casting a vote on this proposal, you will not be voting to approve or disapprove the Board’s recommendation.

The option of one year, two years, or three years that receives the highest number of votes cast by shareholders will be the shareholder-approved frequency selection for the advisory vote on executive compensation. However, because this vote is advisory and not binding on the Board or the Company, the Board may decide that it is in the best interests of the shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option receiving the most votes cast by shareholders.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a plurality of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 3 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 3, abstentions will not affect the outcome of Proposal 3. Broker non-votes will not be counted in determining the required vote and will not affect the outcome of Proposal 3.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS SELECT THE OPTION OF EVERY "ONE YEAR” TO APPROVE AN ANNUAL ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

77 Worthington | 2023 Proxy Statement • Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm

The selection of our independent registered public accounting firm is made annually by the Audit Committee after consulting with management and carefully considering that firm’s qualifications and independence. As a result, the Audit Committee has selected KPMG to serve as our independent registered public accounting firm for Fiscal 2024 and recommends that our shareholders ratify that selection. KPMG audited our consolidated financial statements as of May 31, 2023 and May 31, 2022 and for each of the fiscal years in the three-fiscal-year period ended May 31, 2023, and the effectiveness of our internal control over financial reporting as of May 31, 2023. Representatives of KPMG are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Required Vote and Board’s Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote on the proposal is required to ratify the selection of KPMG as our independent registered public accounting firm for Fiscal 2024. The properly executed proxy of a holder of the common shares entitled to vote on the proposal marked “abstain” with respect to Proposal 4 will not be voted with respect to such matter. Accordingly, for purposes of Proposal 4, abstentions will be counted in determining the required vote and will have the effect of a vote “against” the proposal.

Even if the selection of KPMG is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of KPMG and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the selection of KPMG is not ratified, the Audit Committee will reconsider (but may decide to maintain) the selection.

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND
THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG.

78 Worthington | 2023 Proxy Statement • Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm

Audit Committee Matters

Report of the Audit Committee for the Fiscal Year Ended May 31, 2023

The Audit Committee oversees our financial and accounting functions, controls, reporting processes and audits on behalf of the Board in accordance with the Audit Committee’s written charter. The Audit Committee is responsible for providing independent, objective oversight of the integrity and quality of our consolidated financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit function and our independent registered public accounting firm and the annual independent audit of our consolidated financial statements. Management has the primary responsibility for the preparation, presentation and integrity of our consolidated financial statements and the reporting process, for the appropriateness of our accounting principles and reporting policies, for our establishment and maintenance of an effective system of internal control over financial reporting, and for the issuance of our annual report on the assessment of the effectiveness of our internal control over financial reporting. Our independent registered public accounting firm, KPMG, is responsible for auditing our annual consolidated financial statements included in our Annual Report on Form 10-K in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and issuing its report thereon based on such audit, for issuing an audit report on the effectiveness of our internal control over financial reporting, and for reviewing our unaudited interim consolidated financial statements included in our Quarterly Reports on Form 10-Q.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management our audited consolidated financial statements at and for the fiscal year ended May 31, 2023, and discussed with management the quality, not just the acceptability, of the accounting principles and policies as applied in our financial reporting, the reasonableness of significant judgments and accounting estimates, and the clarity and completeness of disclosures in the consolidated financial statements.

In addition, the Audit Committee met with our management and internal auditors and KPMG throughout the year, with and without management present, to discuss the overall scope of their respective annual audit plans, the results of their respective audits, the effectiveness of our internal control over financial reporting, including management’s and KPMG’s reports thereon and the bases for the conclusions expressed in those reports, and the overall quality of our financial reporting. Throughout that period, the Audit Committee reviewed the plan of management for documenting and testing controls, the results of the documentation and testing, any deficiencies discovered and the resulting remediation of any such deficiencies. In addition, the Audit Committee reviewed and discussed with KPMG all matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee has discussed with KPMG the independence of that firm from our management and us. KPMG is subject to independence controls that mitigate the risks that may be associated with long auditor tenure. The Audit Committee has received the written disclosures and the communications from KPMG required by applicable PCAOB requirements regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee has considered KPMG’s provision of permitted non-audit services to us (including our subsidiaries) and concluded that the provision of such services is compatible with maintaining KPMG’s independence. The Audit Committee has also discussed with KPMG any relationships with or other services to us (including our subsidiaries or affiliates) that may impact the objectivity and independence of KPMG. The Audit Committee has satisfied itself as to the independence of KPMG.

Our management and KPMG have represented to the Audit Committee that our audited consolidated financial statements, at and for the fiscal year ended May 31, 2023, were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed those audited consolidated financial statements with our management and with KPMG.

Based on the Audit Committee’s discussions with our management and KPMG and the Audit Committee’s review of the report of KPMG to the Audit Committee, the Audit Committee unanimously recommended to the Board that our audited consolidated financial statements be included (and the Board approved such inclusion) in the 2023 Form 10-K filed with the SEC on July 31, 2023.

The Audit Committee is responsible for authorizing the appointment, compensation, and retention of, and overseeing the work of, our registered public accounting firm. On an annual basis, the Audit Committee evaluates the qualifications, performance and independence of KPMG and determines, after considering the impact of a change in our independent auditor, whether to select KPMG for the coming year. KPMG has been our independent registered public accounting firm since 2001. KPMG periodically rotates its lead audit engagement partner who cannot hold that position for more than five years, and the Audit Committee takes an active role in the process of evaluating and selecting the new lead audit engagement partner. The Audit Committee believes there are benefits to having an independent registered public accounting firm with an extensive history with the Company, and that KPMG’s institutional knowledge of us and our business, operations, accounting policies, financial systems and informal control framework leads to efficiencies in its work and to higher quality audit work and accounting advice.

79 Worthington | 2023 Proxy Statement • Audit Committee Matters

The Audit Committee has selected KPMG as our independent registered public accounting firm for Fiscal 2024 and unanimously recommends that the shareholders ratify such selection.

The foregoing report is provided by the Audit Committee of the Board:

Audit Committee

Carl A. Nelson, Jr., Chair
Kerrii B. Anderson
Mark C. Davis
Mary Schiavo

80 Worthington | 2023 Proxy Statement • Audit Committee Matters

Pre-Approval of Services Performed by the Independent Registered Public Accounting Firm

Under applicable SEC Rules and PCAOB standards, the charter of the Audit Committee requires the Audit Committee to review and pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm in order to ensure that the performance of these services does not impair the firm’s independence from us. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee and, if it does, the decision of that member or members must be reported to the full Audit Committee at its next regularly scheduled meeting. The SEC Rules and PCAOB standards specify the types of non-audit services that independent registered public accounting firms may not provide to their audit clients and establish the Audit Committee’s responsibility for administration of the engagement of our independent registered public accounting firm.

All requests or applications for services to be provided by our independent registered public accounting firm must be submitted to the Audit Committee by both the independent registered public accounting firm and our CFO and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC Rules and PCAOB standards governing auditor independence.

Independent Registered Public Accounting Firm Fees

Fees billed for services rendered by KPMG for each of Fiscal 2023 and Fiscal 2022 were as follows:

Type of Fees	Fiscal 2023	Fiscal 2022
Audit Fees	$2,238,971	$1,811,153
Audit-Related Fees	$2,058,791	$0
Tax Fees	$4,794	$27,397
Other Fees	$0	$0
Total	$4,302,556	$1,838,550

All of the services rendered by KPMG to us during Fiscal 2023 and Fiscal 2022 were pre-approved by the Audit Committee.

In accordance with applicable SEC Rules, “Audit Fees” are fees for professional services rendered for: the audit of our consolidated financial statements; the review of the interim consolidated financial statements included in our Quarterly Reports on Form 10‑Q; the audit of our internal control over financial reporting; the audit of the financial statements of certain of our foreign subsidiaries; and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the applicable fiscal years.

"Audit-Related Fees" primarily include fees related to carve-out audited financial statement procedures associated with the intended separation of the Company's Steel Processing business.

“Tax Fees” are fees for professional services rendered for tax compliance, tax advice and tax planning.

81 Worthington | 2023 Proxy Statement • Audit Committee Matters

Miscellaneous Items

Householding of Annual Meeting Materials

The SEC has implemented rules regarding the delivery of our proxy materials (i.e., notices of annual meeting of shareholders, annual reports, proxy statements and Notices of Availability) to households. This method of delivery, often referred to as “householding”, would permit us to send: (a) a single annual report and/or a single proxy statement, or (b) a single Notice of Availability to any household at which two or more registered shareholders reside if we reasonably believe such shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the registered shareholder(s) must consent to the householding process in accordance with applicable SEC Rules. The householding procedure reduces the volume of duplicate information shareholders receive and reduces our expenses. We may institute householding in the future and will notify registered shareholders affected by householding at that time. Registered shareholders sharing an address may request delivery of a single copy of our proxy materials by contacting our Investor Relations Department at Worthington Industries, Inc., 200 West Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Director, Investor Relations.

Many brokers, banks and other holders of record considered to be the registered shareholder with respect to the common shares for beneficial owners have instituted householding. If your family or others with a shared address have one or more accounts under which you beneficially own the common shares, you may have received householding information from your broker, bank or other holder of record in the past. Please contact your broker, bank or other holder of record directly if you have questions, require additional copies of this Proxy Statement, our 2023 Annual Report or the Notice of Availability and/or wish to revoke your decision to household and thereby receive multiple copies. You should also contact your broker, bank or other holder of record if you wish to institute householding.

Shareholder Proposals for 2024 Annual Meeting

Shareholders seeking to bring business before an annual meeting of shareholders (an “annual meeting”) or to nominate candidates for election as directors at an annual meeting must provide timely notice thereof in writing to our Secretary. Under Section 1.08(A) of our Code of Regulations, to be timely, a shareholder’s notice with respect to business to be brought before an annual meeting must be delivered to, or mailed and received at, our principal executive offices not less than 30 days prior to an annual meeting. However, if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, the shareholder’s notice must be received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. In order for a shareholder’s notice to be in proper form, it must include: (a) a brief description of the business the shareholder desires to bring before an annual meeting; (b) the reasons for conducting the proposed business at an annual meeting; (c) the name and address of the proposing shareholder; (d) the number of common shares beneficially owned by the proposing shareholder; and (e) any material interest of the proposing shareholder in the business to be brought before an annual meeting. The requirements applicable to nominations are described above in “Corporate Governance — Nominating Procedures” in this Proxy Statement.

A shareholder seeking to bring business before an annual meeting must also comply with all applicable SEC Rules. Pursuant to Rule 14a-8 under the Exchange Act, proposals of shareholders intended to be presented at our 2024 Annual Meeting must be received by us no later than April 17, 2024, to be eligible for inclusion in our proxy materials relating to the 2024 Annual Meeting. Upon receipt of a shareholder proposal, we will determine whether or not to include the proposal in the proxy materials in accordance with applicable SEC Rules. In addition, to comply with the SEC Rules regarding universal proxies, a shareholder intending to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 29, 2024, the date that is 60 days prior to the first anniversary of the 2023 Annual Meeting.

82 Worthington | 2023 Proxy Statement • Miscellaneous Items

The SEC has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Board. Generally, a proxy may confer discretionary authority to vote on any matters brought before an annual meeting if we did not have notice of the matter at least 45 days before the date on which we first sent our proxy materials for the prior year’s annual meeting and a specific statement to that effect is made in the proxy statement or form of proxy. Any written notice required as described in this paragraph must have been given by July 1, 2023, for matters to be brought before the 2023 Annual Meeting. Any written notice required as described in this paragraph must be given by July 1, 2024, for matters to be brought before the 2024 Annual Meeting.

Any written notice to be given with respect to matters set forth in the three prior paragraphs of this “Shareholder Proposals for 2024 Annual Meeting” section must be sent to our Secretary at Worthington Industries, Inc., 200 West Old Wilson Bridge Road, Columbus, Ohio 43085 or by fax to (614) 840-3706.

Our 2024 Annual Meeting is currently scheduled to be held on September 26, 2024.

Future Electronic Access to Proxy Materials and Annual Report

Registered shareholders can further reduce the costs incurred by us by consenting to receive all future proxy statements, forms of proxy, annual reports and Notices of Availability, as appropriate, electronically via e-mail or the Internet. To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the Internet by logging on to www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Annual Report on Form 10-K

Our audited consolidated financial statements for Fiscal 2023 are included in the 2023 Annual Report. Additional copies of these financial statements and our 2023 Form 10-K (excluding exhibits) may be obtained, without charge, by sending a written request to our Investor Relations Department at 200 West Old Wilson Bridge Road, Columbus, Ohio 43085, Attention: Director, Investor Relations. The 2023 Form 10-K is also available on our website located at www.worthingtonindustries.com and can also be found on the SEC website located at www.sec.gov.

References

This Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on the websites referenced herein is not part of this Proxy Statement.

Other Business

As of the date of this Proxy Statement, the Board knows of no business that will be presented for action by the shareholders at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, or if a director nominee named in this Proxy Statement is unable to serve or will not serve, the individuals acting under the proxies solicited by the Board will vote and act according to their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.

By Order of the Board of Directors,

Dated: August 15, 2023	Patrick J. Kennedy,
Secretary

83 Worthington | 2023 Proxy Statement • Miscellaneous Items

Appendix I

Companies in Comparator Group

2nd.MD	3M	3Pillar Global	A.O. Smith
ABC Technologies	ABM Industries	Accenture	ACI Worldwide
Acronis	Adecco	Adient	ADM - Archer Daniels Midland
Adtalem Global Education	ADTRAN	AECOM	Aegion
Aera Energy	Aerojet Rocketdyne	AGCO	Agilent Technologies
AgroFresh Solutions	Ahold Delhaize	Air Liquide	Air Products
Airbus Group (EADS)	Alaska Air Group	Alcoa	Alithya
Allegheny Health Network	Allegheny Technologies	Allegis Group	Allied Electronics
Alorica	Alterra Mountain Company	Altria Group	Altus Group
Aludyne	Amadeus North America	Amazon.com	Amcor
American Airlines	American Greetings	American Sugar Refining	American Textile
American Tire Distributors	American Tower	American Water Works	Americas Styrenics
AmeriCold Logistics	AmerisourceBergen	AMETEK	AMSTED Industries
Amway	Andersen	Ansira	Applied Research Associates
Aramark	Arconic	Arcosa	Ardent Health Services
Ariens Company	Arkema	Armstrong Flooring	Armstrong World Industries
Arrival	Arrow Electronics	Asahi Kasei	Asbury Automotive Group
Astec Industries	AT Kearney	AT&T	ATI Physical Therapy
Atkore International	Atotech	Automatic Data Processing	AvalonBay Communities
Avanade	Avery Dennison	Avient Corporation	Avis Budget Group
Avnet	Axalta Coating Systems	BAE Systems	Baker Hughes
Baker McKenzie	Balfour Beatty	Ball	Barrick Gold of North America
Bausch Health Companies	Baxter	Beam Suntory	Becton Dickinson
Bemis Manufacturing Company	Benjamin Moore	Berry Global	Best Buy
BH Management Services	BIC Group	Big Lots	BigBear.ai
Biogen	BJ's Wholesale Club	Black & Veatch	Blanco
Bloomin Brands	Blue Diamond Growers	Boeing	Bombardier Transportation
Booz Allen Hamilton	BorgWarner	Bose	Boston Scientific
Bountiful Company	Bradley	Bridgestone Americas	Bright Horizons
Brink's	Broadridge Financial Solutions	Bunge	Burlington Northern Santa Fe
Bush Brothers & Company	Buzzi Unicem USA	BWX Technologies	C&S Wholesale Grocers
Cabot	Cambia Health Solutions	Campbell Soup	Canadian National Railway
Canadian Pacific Railway	Canfor Corporation	Cardinal Health	Carmeuse North America Group
Carnival	Carrier Global Corporation	Catalent Pharma Solutions	CDM Smith
CDW	Celanese	Celestica	Center for Diagnostic Imaging
Cerner	CF Industries	CGI Technologies and Solutions	Chamberlain Group
Charter Communications	Chemours Company	Cherokee Nation Businesses	Chevron Phillips Chemical
Chewy.com	Chickasaw Nation	Choice Hotels International	CHS
Chumash Casino Resort	Church & Dwight	Cincinnati Bell	Cisco Systems
Citrix Systems	Clarios	Clear Channel Outdoor	CLEAResult
Cleveland-Cliffs	Coca-Cola Bottlers Sales and Services	Cognex	Colliers International
Colsa	Columbia Sportswear	Columbus McKinnon	Comcast Cable Corporation
Commercial Metals	CommScope	Community Coffee	Community Health Systems
Computacenter	Computacenter Fusionstorm Inc.	Computershare	Conemaugh Memorial Medical Center
Continental Automotive Systems	Continental Carbon	CO-OP Financial Services	Cooper Standard Automotive
CoorsTek	CoreLogic	Corizon Health	Corning
Corteva Agriscience	Covestro	Cox Enterprises	Crowley Maritime Corporation
CSC ServiceWorks	CSL	CSX	CTB Inc
Cubic	Curtiss-Wright	Cushman & Wakefield	CVR Energy
CVS Health	Dairy Farmers of America	Dana	Danone North America
Darden Restaurants	Dart Container	Day & Zimmermann	DCP Midstream
Delek US Holdings	Deluxe	Dick's Sporting Goods	DJO Global
Donaldson	Doncasters Group	Dorman Products	Dot Foods
Dover	Driscoll's	Duckhorn Wine Company	DuPont
E.A. Sween Company	E.W. Scripps	EAB Global	Eastman Chemical
Eating Recovery Center	Eaton	EBSCO Information Services	Ecolab
Edgewell Personal Care	Edwards Lifesciences	Elbit Systems of America	Elevate Textiles
EMCOR Group	Encompass Health Corporation	Endo	EnPro Industries
Environmental Chemical Corp	Envista Holdings	Equifax	Ericsson
Ernst & Young	Estée Lauder	Everis	Expedia
Experian Americas	Express	Facebook	Fairview Ltd.
Faurecia US Holdings	FedEx Express	Ferrara Candy Company	First Solar
FirstGroup America	FIS	Fiserv	Flex
Flowers Foods	Flowserve	Fluor Federal Petroleum Operations	FN America LLC
FOCUS Brands	Ford	Fortive Corporation	Fortune Brands Home & Security
Four Seasons Hotels and Resorts	Freeport-McMoRan	Frontier Communications	Fugro
GAF Materials	Gates	General Atomics	General Dynamics
General Dynamics Information Technology	General Motors	Genesis Energy	Genuine Parts
Gerdau Long Steel North America	Getinge	Gildan Activewear	Glanbia Group Services
Glatfelter	Global Medical Response	Global Payments	GLOBALFOUNDRIES
Glory Global Solutions	GOJO Industries	Goodyear Tire & Rubber	Google
Graco	GrafTech International	Graham Packaging	Grant Thornton
Graphic Packaging	Greif	Greyhound Lines	GROWMARK
Grubhub	Grupo Cementos de Chihuahua	Guardian Pharmacy	H&R Block
H.B. Fuller	Harbin Clinic	Harley-Davidson	Harman International Industries
Harsco	Hasbro	Hayward Industries, Inc.	HCA Healthcare
HDR	HealthEquity	Hendrickson	Henry Schein
Herc Rentals	Herman Miller	Hershey	Hertz
Hexcel	Hexion	Hilton Worldwide	Hines Interests
Hirose Electric	Hitachi Solutions America	Hitachi Vantara	HNI
HNTB	Honeywell	Host Hotels & Resorts	Hunt Consolidated
IBM	IDEX Corporation	IDEXX Laboratories	iHeartMedia
Ilitch Holdings	Illinois Tool Works	Ingevity	Ingram Industries
INNIO Jenbacher	Innophos	Insperity	Inspire Brands
Integra Lifesciences	International Automotive Components	International Data Group	International Game Technology
International Paper	Interstate Batteries Systems	Intertape Polymer Corp	Iponweb
IQVIA	Iron Mountain	J.M. Smucker	Jabil Circuit
Jack in the Box	Jackson Family Wines	Jacobs Engineering	Jacobs Technology
Jefferson Science Associates	JetBlue Airways	Johns Manville	Johnson Controls
K. Hovnanian Companies	Kansas City Southern	Kantar Group	KAR Global
KBR	Kearney Regional Medical Center	Kellogg	Kelly Services
Kelsey-Seybold Clinic	Kenco Management Services	Kennametal	Kent Corporation
Kerry Group	Keurig Dr Pepper	KI, Inc	Kimley-Horn and Associates
Kinross Gold	Kohler	Konica Minolta	Kraft Heinz
Kroger	Kronos Worldwide	Kum & Go LC	L3Harris
Lam Research	Land O'Lakes	Learning Care Group	Ledcor Industries
Leggett and Platt	Lehigh Hanson	Leidos	Lend Lease
Levi Strauss	Lexmark	Liberty Global	Life Time Fitness
Lifepoint Health	Lincoln Electric	Lineage Logistics	Littelfuse
Lockheed Martin	Logicalis	Lowe's	Luck Companies
Lumen	Lutron Electronics	LyondellBasell	M. A. Mortenson Company
Major League Baseball	Makino	Marriott International	Martin Marietta
Mary Kay	Masco	Matrix Service	Mattel
Mauser Packaging Solutions	Maximus	Mayer Electric Supply	McCain Foods

I-1 Worthington | 2023 Proxy Statement • Appendix I

McDermott International	McKesson	Medline Industries	Meritor
Messer Group	Microsoft	Mid-Columbia Medical Center	Mitsubishi International
Molina Healthcare	Momentive Performance Materials	Mondelez	MoneyGram
MORSCO	Mosaic	Motorola Solutions	MSA Safety
MTD Products	MTS Systems	MVF	NCC
NCR	NetApp	New York Times	Newmont Mining
News Corporation	Nexii Building Solutions	Nexteer Automotive	Niagara Bottling
NIBCO Inc	Nissan Motor	NNV Ventures	Norfolk Southern
Nortek Global HVAC	Northrop Grumman	Northwest Permanente PC	Northwest Pipe Company
NOVA Chemicals	NOW Foods	Nutrien	Oak Street Health
Occidental Petroleum	Oceans Healthcare	OLX	OLX Autos
ON Semiconductor	OneOncology	OpSec Security	Orano
Otis Elevator Company	Otter Products	Owens & Minor	Owens Corning
Owens-Illinois	Pactiv	PAE Group	Palmer-Donavin
Panasonic of North America	PAREXEL	Parker Hannifin	Parkland Corporation
Parsons Corporation	Paychex	PayPal	PDC Brands
Penske Truck Leasing	Percepta	Perdoceo Education Corporation	Performance Food Group
Pernod Ricard	Perspecta	Pharmavite	Philips Healthcare
Physicians Endoscopy	Pitney Bowes	Plexus	Pohlad Companies
Polaris Industries	PPC Partners	PPD - Pharmaceutical Product Development	PPG Industries
Praxair	Precision Castparts	Preformed Lined Products	Private Diagnostic Clinic
Prologis	Promethean	Purdue Pharma	QTC Management
QTI Human Resources	Quad	Quest Diagnostics	R.R. Donnelley
Rackspace Technology	Raising Cane's Chicken Fingers	RAND Corporation	Rayonier
Rayonier Advanced Materials	Raytheon Technologies	Recology	Renal Care Group
Republic Services	Resideo	Rev Group	Revantage Corporate Services
Rexnord Corporation	Reynolds American	Rheem Manufacturing	RiceTec
Rich Products	Richardson International	Ricoh Americas	Roaming Networks
Robroy Industries	Rolls-Royce North America	RSM US LLP	Ryder System
Ryerson	S&C Electric	S.C. Johnson & Son	Saddle Creek Logistics Services
SAF-HOLLAND USA, Inc.	SAIC	Saint-Gobain	Samsung
Samuel, Son & Co. Limited	San Manuel Band of Mission Indians	Saputo Cheese USA	Sargento Foods
SAS Institute	Savannah River Nuclear Solutions	Savannah River Remediation	Sazerac Company
Schlumberger	Schneider Electric	Scholastic	Schreiber Foods
Schweitzer-Mauduit International	Scientific Research Corporation	Scotts Miracle-Gro	Sealed Air
Sensient Technologies	SGS - Société Générale de Surveillance	Shake Shack	Sherwin-Williams
SICPA	SITA	Smithfield Foods	SMSC Gaming Enterprise
Snap-on	Sodexo	Solenis	Sonepar USA
Sonoco Products	Southeastern Freight Lines	Southern Glazer's Wine and Spirits	Southwest Airlines
SpecialtyCare	Spectrum Brands	Spirit AeroSystems	Spirit Airlines
Springfield Clinic	Stampin' Up!	Stanley Black & Decker	Stantec
Star Tribune	Starbucks	Steelcase	Steris
Stolt-Nielsen	Stryker	Sumitomo Corporation of Americas	Summit Midstream
Sunbelt Rentals	SWBC	Sweetgreen	Swift Transportation
Swiss Steel	Sysco Corporation	Target	Taubman Centers
Taylor	TaylorMade Golf	TDK Corporation	TDS Telecom
TEGNA	Telefonica	Tellurian	Tennant Company
Teradata	Terex	Terminix	Terracon Consultants
Textron	The Boldt Company	The Christ Hospital	The Marcus Corporation
Thermo Fisher Scientific	Thomson Reuters	Thyssenkrupp	Timken
TJX Companies	T-Mobile USA	TomTom	Toro
Toyota Motor	Tractor Supply Company	Trane Technologies	Transocean
TransUnion	Travel + Leisure Co.	Treehouse Foods	Trèves
Tri Pointe Homes	Trijicon Inc	TriMas	Trinity Industries
Trinseo	Triumph Group	TTEC	TTX
Tupperware Brands	Tyson Foods	U.S. Xpress Enterprises	UF Health Jacksonville
Uline	Under Armour	Underwriters Laboratories	Unilever United States
Unisys	United Launch Alliance	United Rentals	United States Cellular
United States Steel	UnitedHealth Group	Universal Health Services	Universal Parks & Resorts
Univision Communications	UPS	URS CH2M Oak Ridge (UCOR)	US Acute Care Solutions
Valeo	Valero Energy	Varsity Brands	Vectrus
Ventura Foods	Vericast	VeriSign	Verisk Analytics
Veritiv	Verizon Media	Verra Mobility	Vertex Pharmaceuticals
Vertiv	Vesuvius - Advanced Refractories	Vesuvius Flow Control NAFTA	VF Corporation
Visteon	Vizrt	Volkswagen Group of America	Vulcan
Vulcan Materials	W.R. Grace	W.W. Grainger	Wabtec
Walmart	Walt Disney	WarnerMedia Group	Washington River Protection Solutions
Waste Management	Waters	Wawa	Weatherford
Weir ESCO	Wells Enterprises	Wendy's Group	West Pharmaceutical Services
Westlake Chemical	WestRock	Weyerhaeuser	Whataburger Restaurants
Whirlpool	White & Case	Wichita State University	Wildlife Studios
Wilmer Cutler Pickering Hale and Dorr LLP	Winnebago Industries	Wood	Worthington Industries
Wyndham Hotels & Resorts	Xerox	Xilinx	XPO Logistics
Xtek Inc	Xylem	Yamaha Motor	Yanfeng Global Automotive Interior Systems
Yazaki Corporation	Yondr Group	Yum! Brands	Zebra Technologies
Zimmer Biomet

I-2 Worthington | 2023 Proxy Statement • Appendix I

w SCAN TO VIEW MATERIALS & VOTE WORTHINGTON INDUSTRIES, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before the Date of the Annual Meeting - Go to www.proxyvote.com or, using a mobile device, scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on September 26, 2023. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you access the website or scan the QR barcode and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Annual Meeting - Go to www.virtualshareholdermeeting.com/WOR2023 You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box directly after "Control #" on your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions. VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on September 26, 2023. Have your Notice of Internet Availability of Proxy Materials or proxy card in hand when you call and follow the instructions. VOTE BY MAIL If you received a printed copy of the proxy materials, complete, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. V21544-P96658 WORTHINGTON INDUSTRIES, INC. 1. Elect three directors, each to serve for a term of three years to expire at the Company's 2026 Annual Meeting of Shareholders: Nominees: Abstain For Against ! ! ! 1a. Michael J. Endres ! ! ! 1b. Ozey K. Horton, Jr. ! ! ! 1c. Carl A. Nelson, Jr. For Against Abstain ! ! ! 2. Approve, on an advisory basis, a resolution to approve the compensation of the Company's named executive officers. Abstain 3 Years 1 Year 2 Years ! ! ! ! 3. Select, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers. For Abstain Against ! ! ! 4. Ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2024. The Board of Directors of the Company recommends that you vote FOR each of the listed nominees for election as a director, FOR Proposal 2 and Proposal 4, and for the ONE YEAR option in Proposal 3. NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly come before the Annual Meeting of Shareholders. Please sign exactly as your name appears on this proxy card. Executors, administrators, trustees, guardians, attorneys and agents must give their full titles. If shareholder is a corporation, an authorized officer must sign in full corporate name. If shareholder is a partnership or other entity, an authorized person must sign in the entity's full name. If the common shares represented by this proxy are held in joint tenancy, both holders must sign this proxy card.
NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, SEPTEMBER 27, 2023, AT 3:00 P.M., EASTERN DAYLIGHT TIME Access to this year’s virtual Annual Meeting of Shareholders will be available at www.virtualshareholdermeeting.com/WOR2023. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Worthington Industries, Inc. to be Held on September 27, 2023: Worthington Industries, Inc.'s letter to shareholders, Notice of Annual Meeting of Shareholders, Proxy Statement, 2023 Annual Report and the form of proxy are available at www.proxyvote.com. V21545-P96658 WORTHINGTON INDUSTRIES, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORTHINGTON INDUSTRIES, INC. PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD WITHIN THE BOXES ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Each shareholder identified on this proxy card hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, with full power of substitution, the lawful agents and proxies of the shareholder to attend the Annual Meeting of Shareholders of Worthington Industries, Inc. (the "Company") to be held via live webcast only at www.virtualshareholdermeeting.com/WOR2023, on Wednesday, September 27, 2023, at 3:00 p.m., Eastern Daylight Time, and any adjournment or postponement thereof, and to vote all of the common shares of the Company that the shareholder is entitled to vote at such Annual Meeting, as directed on the reverse side with respect to the matters set forth on the reverse side, and to vote such common shares with discretionary authority on all other matters which are properly brought before the Annual Meeting. This proxy, when properly executed, will be voted as directed. If no direction is made, except in the case of broker non-votes, the persons named herein as proxies will vote FOR the election of all nominees listed on the reverse side in Proposal 1, FOR Proposal 2 and Proposal 4, and for the ONE YEAR option in Proposal 3. All proxies previously given or executed by each shareholder identified on this proxy card are hereby revoked. Continued and to be signed and dated on reverse side